UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

 Rydex Dynamic Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Dynamic Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2016

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

DYN-ANN-0316x0317	guggenheiminvestments.com

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
S&P 500® 2x STRATEGY FUND	9
INVERSE S&P 500® 2x STRATEGY FUND	21
NASDAQ-100® 2x STRATEGY FUND	29
INVERSE NASDAQ-100® 2x STRATEGY FUND	38
DOW 2x STRATEGY FUND	46
INVERSE DOW 2x STRATEGY FUND	54
RUSSELL 2000® 2x STRATEGY FUND	61
INVERSE RUSSELL 2000® 2x STRATEGY FUND	88
NOTES TO FINANCIAL STATEMENTS	96
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	110
OTHER INFORMATION	111
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	113
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	116

THE RYDEX FUNDS ANNUAL REPORT 1

March 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2016

Financial markets were buffeted by a variety of events over the past year, including volatility in the oil market, weak growth and a devaluation in China, ongoing stimulus from global central banks, and a delayed September rate hike by the U.S. Federal Reserve (the “Fed”)—and then capped by a 25 basis point increase in the U.S. federal funds target rate in December. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies.

As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for first quarter gross domestic product (“GDP”) in the U.S. were marked down, even though first quarter GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism about a production freeze agreed to by a group of major oil producing countries, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, 2016, the front-month West Texas Intermediate (“WTI”) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel.

The outlook for economic growth outside the U.S. softened in the first quarter. A further deterioration in the euro zone inflation outlook prompted the European Central Bank (“ECB”) to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (“PBOC”) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (“BOJ”) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.

In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1 percent before the end of the year.

A stronger dollar has weighed on the U.S. economy, but consumer spending has been resilient. The labor market is now operating near full employment, and tight labor market conditions are beginning to spur faster wage growth. We believe the U.S. economy is fundamentally sound, and find little evidence to support the conclusion that the economy will fall into a recession in 2016.

Despite the relative health of the U.S. economy, markets are concerned that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. Our view is that the Fed remains focused on fulfilling its dual mandate objectives of maximum employment and price stability, and thus is biased toward normalizing policy. We expect further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year end, reflecting our forecasts for a tighter labor market and a modest rise in oil prices. Normally, this would result in at least two Fed rate hikes on the table for 2016, but the U.S. Fed is becoming more sensitive to global financial conditions and the extent of global money flows that occur as monetary policy in the U.S. diverges from Europe, Japan and China. As a result, we have reduced our expectations for a June rate hike, although it would normally be an easy call. We continue to believe a December rate hike is a near certainty. A solid macroeconomic backdrop and a rebalancing oil market should support an improving credit picture in the second half of 2016.

For the 12 months ended March 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.78%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.27%. The return of the MSCI Emerging Markets Index* was -12.03%.

THE RYDEX FUNDS ANNUAL REPORT 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2016

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 1.96% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.69%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U. S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Dow Jones Industrial AverageSM (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2015 and ending March 31, 2016.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for up to the past five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.78%	14.66%	$ 1,000.00	$ 1,146.60	$ 9.55
C-Class	2.53%	14.22%	1,000.00	1,142.20	13.55
H-Class	1.78%	14.64%	1,000.00	1,146.40	9.55
Inverse S&P 500® 2x Strategy Fund
A-Class	1.77%	(18.85%)	1,000.00	811.50	8.02
C-Class	2.46%	(19.20%)	1,000.00	808.00	11.12
H-Class	1.78%	(18.79%)	1,000.00	812.10	8.06
NASDAQ-100® 2x Strategy Fund
A-Class	1.82%	12.80%	1,000.00	1,128.00	9.68
C-Class	2.57%	12.37%	1,000.00	1,123.70	13.64
H-Class	1.82%	12.80%	1,000.00	1,128.00	9.68
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.80%	(19.70%)	1,000.00	803.00	8.11
C-Class	2.56%	(19.87%)	1,000.00	801.30	11.53
H-Class	1.81%	(19.75%)	1,000.00	802.50	8.16
Dow 2x Strategy Fund
A-Class	1.83%	17.91%	1,000.00	1,179.10	9.97
C-Class	2.58%	17.44%	1,000.00	1,174.40	14.02
H-Class	1.83%	17.91%	1,000.00	1,179.10	9.97
Inverse Dow 2x Strategy Fund
A-Class	1.83%	(21.75%)	1,000.00	782.50	8.15
C-Class	2.55%	(22.00%)	1,000.00	780.00	11.35
H-Class	1.83%	(21.75%)	1,000.00	782.50	8.15
Russell 2000® 2x Strategy Fund
A-Class	1.79%	0.72%	1,000.00	1,007.20	8.98
C-Class	2.54%	0.34%	1,000.00	1,003.40	12.72
H-Class	1.83%	0.73%	1,000.00	1,007.30	9.18
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.81%	(10.95%)	1,000.00	890.50	8.55
C-Class	2.57%	(11.30%)	1,000.00	887.00	12.12
H-Class	1.82%	(10.96%)	1,000.00	890.40	8.60

THE RYDEX FUNDS ANNUAL REPORT 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.78%	5.00%	$ 1,000.00	$ 1,016.10	$ 8.97
C-Class	2.53%	5.00%	1,000.00	1,012.35	12.73
H-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
Inverse S&P 500® 2x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.15	8.92
C-Class	2.46%	5.00%	1,000.00	1,012.70	12.38
H-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
NASDAQ-100® 2x Strategy Fund
A-Class	1.82%	5.00%	1,000.00	1,015.90	9.17
C-Class	2.57%	5.00%	1,000.00	1,012.15	12.93
H-Class	1.82%	5.00%	1,000.00	1,015.90	9.17
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.80%	5.00%	1,000.00	1,016.00	9.07
C-Class	2.56%	5.00%	1,000.00	1,012.20	12.88
H-Class	1.81%	5.00%	1,000.00	1,015.95	9.12
Dow 2x Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.85	9.22
C-Class	2.58%	5.00%	1,000.00	1,012.10	12.98
H-Class	1.83%	5.00%	1,000.00	1,015.85	9.22
Inverse Dow 2x Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.85	9.22
C-Class	2.55%	5.00%	1,000.00	1,012.25	12.83
H-Class	1.83%	5.00%	1,000.00	1,015.85	9.22
Russell 2000® 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.05	9.02
C-Class	2.54%	5.00%	1,000.00	1,012.30	12.78
H-Class	1.83%	5.00%	1,000.00	1,015.85	9.22
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.95	9.12
C-Class	2.57%	5.00%	1,000.00	1,012.15	12.93
H-Class	1.82%	5.00%	1,000.00	1,015.90	9.17

[1]	Annualized.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2015 to March 31, 2016.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500® Index. S&P 500® 2x Strategy Fund H-Class returned -1.71%, while the S&P 500® Index returned 1.78% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Consumer Staples. The sector detracting the most was Energy, followed by Health Care.

Microsoft Corp., General Electric Co., and Amazon.com, Inc. were the holdings contributing the most to the performance of the underlying index for the period. Apple, Inc., Biogen, Inc., and Kinder Morgan, Inc. — Class P detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.8%
Microsoft Corp.	1.3%
Exxon Mobil Corp.	1.0%
Johnson & Johnson	0.9%
General Electric Co.	0.9%
Berkshire Hathaway, Inc. — Class B	0.8%
Facebook, Inc. — Class A	0.8%
AT&T, Inc.	0.7%
Amazon.com, Inc.	0.7%
Wells Fargo & Co.	0.7%
Top Ten Total	9.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-1.69%	18.44%	5.73%
A-Class Shares with sales charge†	-6.36%	17.29%	5.22%
C-Class Shares	-2.43%	17.59%	4.95%
C-Class Shares with CDSC‡	-3.39%	17.59%	4.95%
H-Class Shares	-1.71%	18.41%	5.72%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 54.1%

Consumer, Non-cyclical – 13.0%
Johnson & Johnson	11,258	$1,218,115
Procter & Gamble Co.	10,822	890,759
Coca-Cola Co.	15,897	737,461
Pfizer, Inc.	24,676	731,396
Philip Morris International, Inc.	6,321	620,154
PepsiCo, Inc.	5,897	604,325
Merck & Company, Inc.	11,323	599,100
Gilead Sciences, Inc.	5,577	512,304
Altria Group, Inc.	7,988	500,528
UnitedHealth Group, Inc.	3,879	500,004
Amgen, Inc.	3,068	459,986
Bristol-Myers Squibb Co.	6,811	435,087
Allergan plc*	1,610	431,528
Medtronic plc	5,737	430,274
AbbVie, Inc.	6,574	375,507
Celgene Corp.*	3,189	319,187
Eli Lilly & Co.	3,971	285,952
Colgate-Palmolive Co.	3,642	257,307
Mondelez International, Inc. — Class A	6,401	256,808
Abbott Laboratories	6,011	251,440
Biogen, Inc.*	892	232,205
Danaher Corp.	2,439	231,364
Thermo Fisher Scientific, Inc.	1,617	228,951
Kimberly-Clark Corp.	1,472	197,998
Kraft Heinz Co.	2,426	190,587
Express Scripts Holding Co.*	2,726	187,249
PayPal Holdings, Inc.*	4,539	175,205
Reynolds American, Inc.	3,378	169,947
Automatic Data Processing, Inc.	1,866	167,400
Aetna, Inc.	1,426	160,211
General Mills, Inc.	2,421	153,370
Kroger Co.	3,977	152,120
Anthem, Inc.	1,066	148,163
McKesson Corp.	933	146,714
Cigna Corp.	1,043	143,141
Stryker Corp.	1,278	137,117
Becton Dickinson and Co.	864	131,172
Alexion Pharmaceuticals, Inc.*	919	127,943
Regeneron Pharmaceuticals, Inc.*	319	114,980
Baxalta, Inc.	2,779	112,272
Humana, Inc.	605	110,685
Cardinal Health, Inc.	1,344	110,141
Constellation Brands, Inc. — Class A	718	108,482
McGraw Hill Financial, Inc.	1,082	107,096
Boston Scientific Corp.*	5,501	103,474
Sysco Corp.	2,142	100,096
HCA Holdings, Inc.*	1,247	97,328
Illumina, Inc.*	600	97,266
Intuitive Surgical, Inc.*	153	91,961
Baxter International, Inc.	2,235	91,814
Archer-Daniels-Midland Co.	2,429	88,197
Estee Lauder Companies, Inc. — Class A	905	85,351
Zoetis, Inc.	1,866	82,720
Monster Beverage Corp.*	613	81,762
Vertex Pharmaceuticals, Inc.*	1,005	79,887
Tyson Foods, Inc. — Class A	1,196	79,725
ConAgra Foods, Inc.	1,771	79,022
Kellogg Co.	1,029	78,770
Mylan N.V.*	1,682	77,961
Zimmer Biomet Holdings, Inc.	730	77,840
Nielsen Holdings plc	1,476	77,726
Edwards Lifesciences Corp.*	876	77,272
Perrigo Company plc	597	76,374
Molson Coors Brewing Co. — Class B	750	72,135
AmerisourceBergen Corp. — Class A	796	68,894
Dr Pepper Snapple Group, Inc.	764	68,317
Moody’s Corp.	692	66,820
Clorox Co.	528	66,560
Mead Johnson Nutrition Co. — Class A	761	64,662
St. Jude Medical, Inc.	1,157	63,635
JM Smucker Co.	488	63,362
CR Bard, Inc.	301	61,004
DENTSPLY SIRONA, Inc.	984	60,644
Henry Schein, Inc.*	334	57,658
Equifax, Inc.	484	55,316
Hershey Co.	585	53,873
Verisk Analytics, Inc. — Class A*	631	50,430
DaVita HealthCare Partners, Inc.*	676	49,605
Church & Dwight Company, Inc.	529	48,763
Laboratory Corporation of America Holdings*	415	48,609
Hormel Foods Corp.	1,103	47,694
McCormick & Company, Inc.	471	46,855
Campbell Soup Co.	734	46,822
Universal Health Services, Inc. — Class B	369	46,022
Coca-Cola Enterprises, Inc.	853	43,281
Centene Corp.*	693	42,668
Quest Diagnostics, Inc.	582	41,584
Whole Foods Market, Inc.	1,324	41,190
Brown-Forman Corp. — Class B	410	40,373
Western Union Co.	2,048	39,506
Hologic, Inc.*	1,006	34,707
Total System Services, Inc.	688	32,735
Cintas Corp.	357	32,062
Varian Medical Systems, Inc.*	390	31,208
Mallinckrodt plc*	457	28,005
ADT Corp.	674	27,809
Avery Dennison Corp.	365	26,320
H&R Block, Inc.	963	25,442
Robert Half International, Inc.	535	24,920
Endo International plc*	834	23,477
United Rentals, Inc.*	371	23,072
Patterson Companies, Inc.	341	15,867
Quanta Services, Inc.*	652	14,709
Tenet Healthcare Corp.*	402	11,630
Total Consumer, Non-cyclical		17,594,526

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 9.1%
Berkshire Hathaway, Inc. — Class B*	7,644	$1,084,531
Wells Fargo & Co.	18,848	911,489
JPMorgan Chase & Co.	14,974	886,761
Visa, Inc. — Class A	7,830	598,838
Bank of America Corp.	42,127	569,558
Citigroup, Inc.	12,028	502,169
MasterCard, Inc. — Class A	4,000	378,000
U.S. Bancorp	6,663	270,451
Simon Property Group, Inc.	1,262	262,105
American International Group, Inc.	4,690	253,494
Goldman Sachs Group, Inc.	1,603	251,639
Chubb Ltd.	1,880	224,002
American Express Co.	3,343	205,260
MetLife, Inc.	4,474	196,588
American Tower Corp. — Class A	1,729	176,997
BlackRock, Inc. — Class A	515	175,393
PNC Financial Services Group, Inc.	2,044	172,861
Public Storage	601	165,774
Bank of New York Mellon Corp.	4,389	161,647
Morgan Stanley	6,233	155,887
Capital One Financial Corp.	2,152	149,155
Travelers Companies, Inc.	1,203	140,402
Charles Schwab Corp.	4,903	137,382
CME Group, Inc. — Class A	1,381	132,645
Prudential Financial, Inc.	1,820	131,440
Marsh & McLennan Companies, Inc.	2,127	129,300
Crown Castle International Corp.	1,362	117,813
Aon plc	1,102	115,104
Intercontinental Exchange, Inc.	485	114,043
Equity Residential	1,490	111,794
Aflac, Inc.	1,714	108,222
AvalonBay Communities, Inc.	559	106,322
BB&T Corp.	3,184	105,932
Allstate Corp.	1,543	103,952
Welltower, Inc.	1,449	100,474
Weyerhaeuser Co.	3,221	99,787
Synchrony Financial*	3,402	97,501
State Street Corp.	1,632	95,505
Prologis, Inc.	2,141	94,589
Equinix, Inc.	281	92,930
Ventas, Inc.	1,371	86,318
Discover Financial Services	1,690	86,055
Progressive Corp.	2,384	83,774
Boston Properties, Inc.	627	79,679
Hartford Financial Services Group, Inc.	1,618	74,557
T. Rowe Price Group, Inc.	1,013	74,415
SunTrust Banks, Inc.	2,060	74,325
M&T Bank Corp.	649	72,039
General Growth Properties, Inc.	2,376	70,638
Vornado Realty Trust	723	68,273
Willis Towers Watson plc	564	66,924
Ameriprise Financial, Inc.	689	64,773
Realty Income Corp.	1,022	63,885
Essex Property Trust, Inc.	267	62,441
HCP, Inc.	1,899	61,869
Franklin Resources, Inc.	1,523	59,473
Northern Trust Corp.	878	57,219
Fifth Third Bancorp	3,195	53,325
Alliance Data Systems Corp.*	242	53,240
Invesco Ltd.	1,699	52,278
Host Hotels & Resorts, Inc.	3,069	51,252
Kimco Realty Corp.	1,688	48,581
Extra Space Storage, Inc.	510	47,665
Citizens Financial Group, Inc.	2,153	45,105
Federal Realty Investment Trust	284	44,318
XL Group plc — Class A	1,190	43,792
Principal Financial Group, Inc.	1,107	43,671
UDR, Inc.	1,090	41,998
Loews Corp.	1,093	41,818
Regions Financial Corp.	5,254	41,244
Macerich Co.	517	40,967
SL Green Realty Corp.	408	39,527
Cincinnati Financial Corp.	603	39,412
Lincoln National Corp.	983	38,534
KeyCorp	3,409	37,635
Affiliated Managers Group, Inc.*	220	35,728
CBRE Group, Inc. — Class A*	1,186	34,181
Nasdaq, Inc.	468	31,066
Huntington Bancshares, Inc.	3,244	30,948
Unum Group	975	30,147
E*TRADE Financial Corp.*	1,153	28,237
Comerica, Inc.	713	27,001
Apartment Investment & Management Co. — Class A	639	26,723
Iron Mountain, Inc.	785	26,619
Torchmark Corp.	460	24,914
Assurant, Inc.	264	20,368
Zions Bancorporation	834	20,191
People’s United Financial, Inc.	1,267	20,183
Navient Corp.	1,399	16,746
Legg Mason, Inc.	439	15,225
Total Financial		12,287,032

Communications - 7.1%
Facebook, Inc. — Class A*	9,363	1,068,318
AT&T, Inc.	25,096	983,010
Amazon.com, Inc.*	1,575	934,983
Alphabet, Inc. — Class A*	1,194	910,903
Alphabet, Inc. — Class C*	1,212	902,879
Verizon Communications, Inc.	16,621	898,864
Walt Disney Co.	6,124	608,174
Comcast Corp. — Class A	9,926	606,280
Cisco Systems, Inc.	20,530	584,489
Priceline Group, Inc.*	202	260,369
Time Warner Cable, Inc.	1,156	236,541
Time Warner, Inc.	3,224	233,901

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

Netflix, Inc.*	1,747	$178,596
Yahoo!, Inc.*	3,554	130,823
Twenty-First Century Fox, Inc. — Class A	4,567	127,328
eBay, Inc.*	4,424	105,557
CBS Corp. — Class B	1,721	94,810
Omnicom Group, Inc.	977	81,316
CenturyLink, Inc.	2,219	70,919
Level 3 Communications, Inc.*	1,179	62,310
Viacom, Inc. — Class B	1,413	58,329
Expedia, Inc.	483	52,077
Twenty-First Century Fox, Inc. — Class B	1,759	49,604
Motorola Solutions, Inc.	647	48,978
Symantec Corp.	2,661	48,909
Interpublic Group of Companies, Inc.	1,641	37,661
Juniper Networks, Inc.	1,436	36,632
VeriSign, Inc.*	393	34,796
TripAdvisor, Inc.*	465	30,923
Cablevision Systems Corp. — Class A	908	29,964
F5 Networks, Inc.*	281	29,744
Frontier Communications Corp.	4,766	26,642
Discovery Communications, Inc. — Class C*	971	26,216
Scripps Networks Interactive, Inc. — Class A	387	25,349
TEGNA, Inc.	896	21,020
News Corp. — Class A	1,550	19,794
Discovery Communications, Inc. — Class A*	612	17,522
News Corp. — Class B	440	5,830
Total Communications		9,680,360

Technology - 7.1%
Apple, Inc.	22,621	2,465,464
Microsoft Corp.	32,269	1,782,217
Intel Corp.	19,273	623,481
International Business Machines Corp.	3,607	546,280
Oracle Corp.	12,855	525,898
QUALCOMM, Inc.	6,099	311,903
Accenture plc — Class A	2,562	295,655
Texas Instruments, Inc.	4,101	235,479
Broadcom Ltd.	1,513	233,759
EMC Corp.	7,944	211,707
Adobe Systems, Inc.*	2,033	190,695
salesforce.com, Inc.*	2,573	189,965
Cognizant Technology Solutions Corp. — Class A*	2,485	155,810
Hewlett Packard Enterprise Co.	7,003	124,163
Intuit, Inc.	1,048	109,002
Applied Materials, Inc.	4,613	97,703
Fiserv, Inc.*	910	93,348
HP, Inc.	7,045	86,794
Electronic Arts, Inc.*	1,262	83,431
Analog Devices, Inc.	1,265	74,875
NVIDIA Corp.	2,085	74,289
Fidelity National Information Services, Inc.	1,126	71,287
Paychex, Inc.	1,311	70,807
Activision Blizzard, Inc.	2,069	70,015
Cerner Corp.*	1,235	65,406
SanDisk Corp.	820	62,386
Skyworks Solutions, Inc.	782	60,918
Red Hat, Inc.*	745	55,510
Autodesk, Inc.*	919	53,587
Lam Research Corp.	648	53,525
Xilinx, Inc.	1,043	49,469
Citrix Systems, Inc.*	628	49,348
KLA-Tencor Corp.	635	46,234
Western Digital Corp.	950	44,878
Micron Technology, Inc.*	4,233	44,320
Linear Technology Corp.	976	43,491
Xerox Corp.	3,885	43,357
Seagate Technology plc	1,209	41,650
Akamai Technologies, Inc.*	721	40,066
Microchip Technology, Inc.	830	40,006
CA, Inc.	1,207	37,164
NetApp, Inc.	1,179	32,175
Qorvo, Inc.*	527	26,566
Pitney Bowes, Inc.	782	16,844
Dun & Bradstreet Corp.	148	15,256
CSRA, Inc.	556	14,956
Teradata Corp.*	543	14,248
Total Technology		9,675,387

Consumer, Cyclical - 5.8%
Home Depot, Inc.	5,173	690,233
CVS Health Corp.	4,482	464,918
McDonald’s Corp.	3,678	462,251
Wal-Mart Stores, Inc.	6,401	438,403
Starbucks Corp.	6,030	359,991
NIKE, Inc. — Class B	5,507	338,515
Walgreens Boots Alliance, Inc.	3,521	296,609
Lowe’s Companies, Inc.	3,734	282,851
Costco Wholesale Corp.	1,794	282,699
Ford Motor Co.	15,906	214,731
TJX Companies, Inc.	2,732	214,052
Target Corp.	2,457	202,162
General Motors Co.	5,734	180,220
Delta Air Lines, Inc.	3,176	154,607
Yum! Brands, Inc.	1,667	136,444
Southwest Airlines Co.	2,603	116,614
O’Reilly Automotive, Inc.*	397	108,643
Johnson Controls, Inc.	2,645	103,075
Dollar General Corp.	1,187	101,607
American Airlines Group, Inc.	2,460	100,885
AutoZone, Inc.*	123	97,993
Carnival Corp.	1,839	97,044
Ross Stores, Inc.	1,652	95,650
L Brands, Inc.	1,039	91,235
VF Corp.	1,385	89,692
United Continental Holdings, Inc.*	1,467	87,815
Delphi Automotive plc	1,132	84,923
Dollar Tree, Inc.*	958	78,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

PACCAR, Inc.	1,433	$78,371
Under Armour, Inc. — Class A*	741	62,859
Genuine Parts Co.	610	60,609
Chipotle Mexican Grill, Inc. — Class A*	123	57,929
Fastenal Co.	1,177	57,673
Starwood Hotels & Resorts Worldwide, Inc.	689	57,483
Royal Caribbean Cruises Ltd.	692	56,848
Whirlpool Corp.	315	56,807
Macy’s, Inc.	1,266	55,818
Marriott International, Inc. — Class A	776	55,236
WW Grainger, Inc.	232	54,156
Mohawk Industries, Inc.*	259	49,443
Tractor Supply Co.	546	49,391
Newell Rubbermaid, Inc.	1,090	48,276
Advance Auto Parts, Inc.	299	47,942
Mattel, Inc.	1,387	46,631
Coach, Inc.	1,133	45,422
Hanesbrands, Inc.	1,598	45,287
Michael Kors Holdings Ltd.*	732	41,695
CarMax, Inc.*	799	40,829
DR Horton, Inc.	1,343	40,599
Signet Jewelers Ltd.	324	40,186
Harley-Davidson, Inc.	751	38,549
Best Buy Company, Inc.	1,149	37,274
Hasbro, Inc.	458	36,686
Kohl’s Corp.	774	36,076
Goodyear Tire & Rubber Co.	1,089	35,915
Lennar Corp. — Class A	735	35,545
Wyndham Worldwide Corp.	459	35,081
BorgWarner, Inc.	892	34,253
Tiffany & Co.	455	33,388
Bed Bath & Beyond, Inc.*	667	33,110
PVH Corp.	334	33,086
Darden Restaurants, Inc.	471	31,227
Wynn Resorts Ltd.	332	31,019
Nordstrom, Inc.	524	29,978
Staples, Inc.	2,635	29,064
The Gap, Inc.	923	27,136
Leggett & Platt, Inc.	554	26,814
Harman International Industries, Inc.	290	25,822
PulteGroup, Inc.	1,296	24,248
Ralph Lauren Corp. — Class A	237	22,814
AutoNation, Inc.*	302	14,097
GameStop Corp. — Class A	427	13,549
Urban Outfitters, Inc.*	354	11,714
Total Consumer, Cyclical		7,798,794

Industrial - 5.1%
General Electric Co.	38,068	1,210,183
3M Co.	2,468	411,243
Honeywell International, Inc.	3,139	351,725
Boeing Co.	2,541	322,555
United Technologies Corp.	3,174	317,717
United Parcel Service, Inc. — Class B	2,816	297,004
Union Pacific Corp.	3,453	274,686
Lockheed Martin Corp.	1,072	237,448
Caterpillar, Inc.	2,376	181,859
FedEx Corp.	1,046	170,205
General Dynamics Corp.	1,193	156,724
Raytheon Co.	1,220	149,609
Northrop Grumman Corp.	738	146,050
Emerson Electric Co.	2,624	142,693
Illinois Tool Works, Inc.	1,336	136,860
Eaton Corporation plc	1,872	117,112
Norfolk Southern Corp.	1,217	101,315
CSX Corp.	3,930	101,198
Waste Management, Inc.	1,691	99,769
Corning, Inc.	4,540	94,840
Deere & Co.	1,222	94,082
TE Connectivity Ltd.	1,508	93,375
Roper Technologies, Inc.	412	75,301
Amphenol Corp. — Class A	1,257	72,680
Cummins, Inc.	661	72,670
Stanley Black & Decker, Inc.	622	65,440
Ingersoll-Rand plc	1,048	64,986
Tyco International plc	1,732	63,582
Parker-Hannifin Corp.	551	61,205
Rockwell Automation, Inc.	536	60,970
Vulcan Materials Co.	543	57,324
Agilent Technologies, Inc.	1,337	53,279
Rockwell Collins, Inc.	535	49,332
AMETEK, Inc.	961	48,031
Republic Services, Inc. — Class A	971	46,268
Waters Corp.*	332	43,798
Stericycle, Inc.*	347	43,788
CH Robinson Worldwide, Inc.	584	43,350
Masco Corp.	1,362	42,835
Martin Marietta Materials, Inc.	262	41,792
Ball Corp.	578	41,205
Dover Corp.	632	40,657
WestRock Co.	1,036	40,435
Pentair plc	744	40,369
Textron, Inc.	1,106	40,325
Harris Corp.	509	39,631
Sealed Air Corp.	800	38,408
Kansas City Southern	443	37,854
L-3 Communications Holdings, Inc.	317	37,565
Snap-on, Inc.	237	37,207
Expeditors International of Washington, Inc.	743	36,266
J.B. Hunt Transport Services, Inc.	363	30,579
Fluor Corp.	567	30,448
Xylem, Inc.	728	29,775
Allegion plc	392	24,974
Flowserve Corp.	531	23,582
PerkinElmer, Inc.	448	22,158
Jacobs Engineering Group, Inc.*	500	21,775
Garmin Ltd.	480	19,181

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® 2x STRATEGY FUND

	Shares	Value

FLIR Systems, Inc.	561	$18,485
Ryder System, Inc.	218	14,122
Owens-Illinois, Inc.*	657	10,486
Total Industrial		6,890,370

Energy - 3.7%
Exxon Mobil Corp.	16,943	1,416,265
Chevron Corp.	7,683	732,958
Schlumberger Ltd.	5,113	377,085
Occidental Petroleum Corp.	3,116	213,229
ConocoPhillips	5,044	203,122
Phillips 66	1,915	165,819
EOG Resources, Inc.	2,243	162,797
Kinder Morgan, Inc.	7,466	133,343
Halliburton Co.	3,502	125,091
Valero Energy Corp.	1,919	123,085
Anadarko Petroleum Corp.	2,074	96,586
Pioneer Natural Resources Co.	666	93,733
Spectra Energy Corp.	2,740	83,844
Marathon Petroleum Corp.	2,159	80,272
Baker Hughes, Inc.	1,786	78,280
Apache Corp.	1,543	75,314
Devon Energy Corp.	2,082	57,130
Hess Corp.	1,080	56,862
Noble Energy, Inc.	1,750	54,968
Concho Resources, Inc.*	527	53,248
Cameron International Corp.*	782	52,434
National Oilwell Varco, Inc.	1,533	47,676
Williams Companies, Inc.	2,785	44,755
Equities Corp.	651	43,786
Cabot Oil & Gas Corp. — Class A	1,869	42,445
Tesoro Corp.	487	41,887
Columbia Pipeline Group, Inc.	1,631	40,938
Marathon Oil Corp.	3,442	38,344
Cimarex Energy Co.	387	37,643
Newfield Exploration Co.*	808	26,866
Helmerich & Payne, Inc.	441	25,896
ONEOK, Inc.	857	25,590
FMC Technologies, Inc.*	926	25,335
Range Resources Corp.	692	22,407
First Solar, Inc.*	311	21,294
Murphy Oil Corp.	660	16,625
Southwestern Energy Co.*	1,590	12,831
Transocean Ltd.	1,396	12,759
Chesapeake Energy Corp.	2,111	8,697
Diamond Offshore Drilling, Inc.	263	5,715
Total Energy		4,976,954

Utilities - 1.9%
Duke Energy Corp.	2,808	226,549
NextEra Energy, Inc.	1,879	222,361
Southern Co.	3,724	192,643
Dominion Resources, Inc.	2,433	182,767
Exelon Corp.	3,753	134,583
American Electric Power Company, Inc.	2,003	132,999
PG&E Corp.	2,011	120,097
PPL Corp.	2,749	104,654
Sempra Energy	962	100,095
Public Service Enterprise Group, Inc.	2,066	97,391
Edison International	1,329	95,542
Consolidated Edison, Inc.	1,198	91,791
Xcel Energy, Inc.	2,071	86,609
WEC Energy Group, Inc.	1,288	77,370
Eversource Energy	1,294	75,492
DTE Energy Co.	732	66,363
FirstEnergy Corp.	1,728	62,156
Entergy Corp.	728	57,716
American Water Works Company, Inc.	726	50,043
Ameren Corp.	990	49,599
CMS Energy Corp.	1,131	48,000
SCANA Corp.	583	40,897
CenterPoint Energy, Inc.	1,755	36,715
Pinnacle West Capital Corp.	453	34,007
AGL Resources, Inc.	491	31,984
AES Corp.	2,692	31,766
NiSource, Inc.	1,305	30,746
TECO Energy, Inc.	961	26,456
NRG Energy, Inc.	1,285	16,718
Total Utilities		2,524,109

Basic Materials - 1.3%
Dow Chemical Co.	4,558	231,821
EI du Pont de Nemours & Co.	3,556	225,166
Monsanto Co.	1,797	157,669
Praxair, Inc.	1,162	132,991
PPG Industries, Inc.	1,088	121,301
Ecolab, Inc.	1,087	121,222
LyondellBasell Industries N.V. — Class A	1,411	120,753
Air Products & Chemicals, Inc.	792	114,088
Sherwin-Williams Co.	320	91,094
International Paper Co.	1,677	68,824
Nucor Corp.	1,297	61,348
Newmont Mining Corp.	2,159	57,386
Freeport-McMoRan, Inc.	5,107	52,806
Alcoa, Inc.	5,364	51,387
Eastman Chemical Co.	603	43,555
Mosaic Co.	1,438	38,826
Airgas, Inc.	266	37,676
International Flavors & Fragrances, Inc.	326	37,089
CF Industries Holdings, Inc.	951	29,804
FMC Corp.	545	22,002
Total Basic Materials		1,816,808

Diversified - 0.0%
Leucadia National Corp.	1,360	21,991

Total Common Stocks
(Cost $42,150,347)		73,266,331

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 3.7%
Federal Farm Credit Bank[1]
0.42% due 08/01/17[2]	$5,000,000	$4,990,775
Total Federal Agency Notes
(Cost $5,000,000)		4,990,775

REPURCHASE AGREEMENTS††,3 - 19.8%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	14,218,244	14,218,244
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	12,542,925	12,542,925
Total Repurchase Agreements
(Cost $26,761,169)		26,761,169

Total Investments - 77.6%
(Cost $73,911,516)		$105,018,275
Other Assets & Liabilities, net - 22.4%		30,319,686
Total Net Assets - 100.0%		$135,337,961

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $16,609,050)	162	$196,657

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 S&P 500 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $40,636,287)	19,729	$347,449
Barclays Bank plc April 2016 S&P 500 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $139,490,443)	67,722	259,141
Credit Suisse Capital, LLC April 2016 S&P 500 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $825,794)	401	9,356
(Total Notional Value $180,952,524)		$615,946

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$73,266,331	$—	$—	$—	$—	$73,266,331
Equity Futures Contracts	—	196,657	—	—	—	196,657
Equity Index Swap Agreements	—	—	—	615,946	—	615,946
Federal Agency Notes	—	—	4,990,775	—	—	4,990,775
Repurchase Agreements	—	—	26,761,169	—	—	26,761,169
Total	$73,266,331	$196,657	$31,751,944	$615,946	$—	$105,830,878

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $47,150,347)	$78,257,106
Repurchase agreements, at value (cost $26,761,169)	26,761,169
Total investments (cost $73,911,516)	105,018,275
Segregated cash with broker	11,704,501
Unrealized appreciation on swap agreements	615,946
Cash	1,739
Receivables:
Fund shares sold	21,955,932
Swap settlement	130,651
Dividends	100,806
Interest	2,008
Securities sold	379
Foreign taxes reclaim	134
Total assets	139,530,371

Liabilities:
Payable for:
Fund shares redeemed	3,858,269
Management fees	88,255
Variation margin	33,906
Distribution and service fees	30,174
Transfer agent and administrative fees	24,515
Portfolio accounting fees	14,709
Miscellaneous	142,582
Total liabilities	4,192,410
Commitments and contingent liabilities (Note 11)	—
Net assets	$135,337,961

Net assets consist of:
Paid in capital	$121,475,935
Accumulated net investment loss	(24,296)
Accumulated net realized loss on investments	(18,033,040)
Net unrealized appreciation on investments	31,919,362
Net assets	$135,337,961

A-Class:
Net assets	$12,010,596
Capital shares outstanding	176,669
Net asset value per share	$67.98
Maximum offering price per share(Net asset value divided by 95.25%)	$71.37

C-Class:
Net assets	$9,373,309
Capital shares outstanding	156,111
Net asset value per share	$60.04

H-Class:
Net assets	$113,954,056
Capital shares outstanding	1,678,064
Net asset value per share	$67.91

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $283)	$2,116,019
Interest	31,897
Income from securities lending, net	760
Other income	15
Total investment income	2,148,691

Expenses:
Management fees	1,277,469
Transfer agent and administrative fees	354,854
Distribution and service fees:
A-Class	33,010
C-Class	104,613
H-Class	295,693
Portfolio accounting fees	212,914
Custodian fees	16,476
Trustees’ fees*	9,713
Line of credit fees	833
Miscellaneous	263,235
Total expenses	2,568,810
Net investment loss	(420,119)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(657,876)
Swap agreements	(6,055,165)
Futures contracts	2,364,366
Net realized loss	(4,348,675)
Net change in unrealized appreciation(depreciation) on:
Investments	(3,567,069)
Swap agreements	(76,993)
Futures contracts	(314,261)
Net change in unrealized appreciation(depreciation)	(3,958,323)
Net realized and unrealized loss	(8,306,998)
Net decrease in net assets resulting from operations	$(8,727,117)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(420,119)	$(557,265)
Net realized gain (loss) on investments	(4,348,675)	24,930,428
Net change in unrealized appreciation (depreciation) on investments	(3,958,323)	8,219,688
Net increase (decrease) in net assets resulting from operations	(8,727,117)	32,592,851

Distributions to shareholders from:
Net realized gains
A-Class	(202,503)	(299,458)
C-Class	(161,219)	(276,578)
H-Class	(1,676,089)	(3,590,120)
Total distributions to shareholders	(2,039,811)	(4,166,156)

Capital share transactions:
Proceeds from sale of shares
A-Class	48,134,741	60,043,935
C-Class	61,912,957	58,313,217
H-Class	1,830,598,918	2,268,089,063
Distributions reinvested
A-Class	184,629	260,474
C-Class	143,367	247,728
H-Class	1,437,179	3,043,371
Cost of shares redeemed
A-Class	(49,237,552)	(58,127,516)
C-Class	(64,436,179)	(60,614,062)
H-Class	(1,858,961,590)	(2,260,650,570)
Net increase (decrease) from capital share transactions	(30,223,530)	10,605,640
Net increase (decrease) in net assets	(40,990,458)	39,032,335

Net assets:
Beginning of year	176,328,419	137,296,084
End of year	$135,337,961	$176,328,419
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(24,296)	$—

Capital share activity:
Shares sold
A-Class	711,861	900,715
C-Class	1,050,743	1,006,803
H-Class	27,312,667	34,898,257
Shares issued from reinvestment of distributions
A-Class	2,693	3,739
C-Class	2,363	3,980
H-Class	20,987	43,720
Shares redeemed
A-Class	(734,839)	(874,631)
C-Class	(1,088,284)	(1,043,678)
H-Class	(27,802,476)	(34,772,046)
Net increase (decrease) in shares	(524,285)	166,859

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$70.18	$58.57	$40.90	$33.77	$26.15	$27.31
Income (loss) from investment operations:
Net investment income (loss)[c]	(.16)	(.19)	(.20)	(.06)	(.15)	(.18)
Net gain (loss) on investments (realized and unrealized)	(1.02)	13.36	17.87	7.19	7.77	(.98)
Total from investment operations	(1.18)	13.17	17.67	7.13	7.62	(1.16)
Less distributions from:
Net realized gains	(1.02)	(1.56)	—	—	—	—
Total distributions	(1.02)	(1.56)	—	—	—	—
Net asset value, end of period	$67.98	$70.18	$58.57	$40.90	$33.77	$26.15

Total Return[d]	(1.69%)	22.51%	43.20%	21.11%	29.14%	(4.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,011	$13,822	$9,788	$6,537	$5,092	$5,982
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.29%)	(0.40%)	(0.59%)	(0.49%)	(0.66%)
Total expenses	1.76%	1.80%	1.73%	1.77%	1.76%	1.89%
Portfolio turnover rate	216%	420%	396%	— [e]	548%	311%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$62.57	$52.75	$37.12	$30.71	$23.94	$25.16
Income (loss) from investment operations:
Net investment income (loss)[c]	(.59)	(.62)	(.49)	(.11)	(.36)	(.35)
Net gain (loss) on investments (realized and unrealized)	(.92)	12.00	16.12	6.52	7.13	(.87)
Total from investment operations	(1.51)	11.38	15.63	6.41	6.77	(1.22)
Less distributions from:
Net realized gains	(1.02)	(1.56)	—	—	—	—
Total distributions	(1.02)	(1.56)	—	—	—	—
Net asset value, end of period	$60.04	$62.57	$52.75	$37.12	$30.71	$23.94

Total Return[d]	(2.43%)	21.59%	42.11%	20.87%	28.28%	(4.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,373	$11,969	$11,825	$10,667	$8,543	$10,876
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(1.04%)	(1.11%)	(1.34%)	(1.25%)	(1.39%)
Total expenses	2.51%	2.55%	2.50%	2.51%	2.51%	2.64%
Portfolio turnover rate	216%	420%	396%	— [e]	548%	311%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$70.12	$58.52	$40.88	$33.76	$26.16	$27.31
Income (loss) from investment operations:
Net investment income (loss)[c]	(.16)	(.18)	(.19)	(.06)	(.18)	(.21)
Net gain (loss) on investments (realized and unrealized)	(1.03)	13.34	17.83	7.18	7.78	(.94)
Total from investment operations	(1.19)	13.16	17.64	7.12	7.60	(1.15)
Less distributions from:
Net realized gains	(1.02)	(1.56)	—	—	—	—
Total distributions	(1.02)	(1.56)	—	—	—	—
Net asset value, end of period	$67.91	$70.12	$58.52	$40.88	$33.76	$26.16

Total Return[d]	(1.71%)	22.51%	43.12%	21.12%	29.05%	(4.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,954	$150,537	$115,683	$76,933	$64,617	$174,336
Ratios to average net assets:
Net investment income (loss)	(0.24%)	(0.28%)	(0.38%)	(0.61%)	(0.58%)	(0.76%)
Total expenses	1.76%	1.80%	1.74%	1.76%	1.76%	1.89%
Portfolio turnover rate	216%	420%	396%	— [e]	548%	311%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Less than 1%.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500® Index. Inverse S&P 500® 2x Strategy Fund H-Class returned -11.74%, while the S&P 500® Index returned 1.78% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Consumer Staples. The sector detracting the most was Energy, followed by Health Care.

Microsoft Corp., General Electric Co., and Amazon.com, Inc. were the holdings contributing the most to the performance of the underlying index for the period. Apple, Inc., Biogen, Inc., and Kinder Morgan, Inc. — Class P detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives used during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-11.81%	-26.44%	-21.63%
A-Class Shares with sales charge†	-16.00%	-27.15%	-22.01%
C-Class Shares	-12.49%	-26.97%	-22.19%
C-Class Shares with CDSC‡	-13.37%	-26.97%	-22.19%
H-Class Shares	-11.74%	-26.40%	-21.60%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 18.9%
Federal Home Loan Bank[1]
0.35% due 05/06/16	$10,000,000	$9,997,470
Total Federal Agency Discount Notes
(Cost $9,996,607)		9,997,470

FEDERAL AGENCY NOTES†† - 11.3%
Federal Farm Credit Bank[1]
0.47% due 12/08/17[2]	5,000,000	4,989,675
0.42% due 08/01/17[2]	1,000,000	998,155
Total Federal Farm Credit Bank		5,987,830
Total Federal Agency Notes
(Cost $5,991,119)		5,987,830

REPURCHASE AGREEMENTS††,3 - 68.5%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	19,819,352	19,819,352
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	16,363,455	16,363,455
Total Repurchase Agreements
(Cost $36,182,807)		36,182,807

Total Investments - 98.7%
(Cost $52,170,533)		$52,168,107
Other Assets & Liabilities, net - 1.3%		663,308
Total Net Assets - 100.0%		$52,831,415

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $205,050)	2	$535

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC April 2016 S&P 500 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $1,160,060)	563	$(13,271)
Barclays Bank plc April 2016 S&P 500 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $79,892,972)	38,788	(159,831)
Goldman Sachs International April 2016 S&P 500 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $24,437,066)	11,864	(282,378)
(Total Notional Value $105,490,098)		$(455,480)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$535	$—	$—	$—	$535
Federal Agency Discount Notes	—	—	9,997,470	—	—	9,997,470
Federal Agency Notes	—	—	5,987,830	—	—	5,987,830
Repurchase Agreements	—	—	36,182,807	—	—	36,182,807
Total	$—	$535	$52,168,107	$—	$—	$52,168,642

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$455,480	$—	$455,480

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $15,987,726)	$15,985,300
Repurchase agreements, at value (cost $36,182,807)	36,182,807
Total investments (cost $52,170,533)	52,168,107
Segregated cash with broker	7,449,500
Receivables:
Fund shares sold	1,283,473
Interest	2,166
Variation margin	470
Total assets	60,903,716

Liabilities:
Unrealized depreciation on swap agreements	455,480
Payable for:
Fund shares redeemed	7,132,440
Swap settlement	335,495
Management fees	60,201
Distribution and service fees	18,206
Transfer agent and administrative fees	16,722
Portfolio accounting fees	10,034
Miscellaneous	43,723
Total liabilities	8,072,301
Commitments and contingent liabilities (Note 11)	—
Net assets	$52,831,415

Net assets consist of:
Paid in capital	$380,354,826
Accumulated net investment loss	(282,865)
Accumulated net realized loss on investments	(326,783,175)
Net unrealized depreciation on investments	(457,371)
Net assets	$52,831,415

A-Class:
Net assets	$7,393,199
Capital shares outstanding	351,151
Net asset value per share	$21.05
Maximum offering price per share(Net asset value divided by 95.25%)	$22.10

C-Class:
Net assets	$1,675,291
Capital shares outstanding	89,286
Net asset value per share	$18.76

H-Class:
Net assets	$43,762,925
Capital shares outstanding	2,071,380
Net asset value per share	$21.13

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$70,874
Total investment income	70,874

Expenses:
Management fees	470,412
Transfer agent and administrative fees	130,671
Distribution and service fees:
A-Class	8,799
C-Class	20,721
H-Class	116,695
Portfolio accounting fees	78,404
Custodian fees	6,111
Trustees’ fees*	2,889
Miscellaneous	99,842
Total expenses	934,544
Net investment loss	(863,670)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,487
Swap agreements	(8,782,752)
Futures contracts	(718,594)
Net realized loss	(9,489,859)
Net change in unrealized appreciation(depreciation) on:
Investments	(2,751)
Swap agreements	(184,262)
Futures contracts	(98,705)
Net change in unrealized appreciation(depreciation)	(285,718)
Net realized and unrealized loss	(9,775,577)
Net decrease in net assets resulting from operations	$(10,639,247)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(863,670)	$(777,846)
Net realized loss on investments	(9,489,859)	(14,041,546)
Net change in unrealized appreciation (depreciation) on investments	(285,718)	379,288
Net decrease in net assets resulting from operations	(10,639,247)	(14,440,104)

Capital share transactions:
Proceeds from sale of shares
A-Class	40,082,491	53,770,672
C-Class	72,544,705	72,321,445
H-Class	1,323,355,159	809,410,118
Cost of shares redeemed
A-Class	(33,310,915)	(52,660,420)
C-Class	(73,173,504)	(71,414,452)
H-Class	(1,297,734,151)	(802,205,531)
Net increase from capital share transactions	31,763,785	9,221,832
Net increase (decrease) in net assets	21,124,538	(5,218,272)

Net assets:
Beginning of year	31,706,877	36,925,149
End of year	$52,831,415	$31,706,877
Accumulated net investment loss at end of year	$(282,865)	$(156,433)

Capital share activity:
Shares sold
A-Class	1,705,089	2,032,697
C-Class	3,488,544	2,950,914
H-Class	56,470,957	29,482,406
Shares redeemed
A-Class	(1,441,695)	(2,010,395)
C-Class	(3,510,847)	(2,915,983)
H-Class	(55,536,408)	(29,361,493)
Net increase in shares	1,175,640	178,146

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,b,e]	Year Ended December 31, 2012[e]	Year Ended December 31, 2011[e]
Per Share Data
Net asset value, beginning of period	$23.87	$31.99	$50.07	$62.00	$89.18	$111.65
Income (loss) from investment operations:
Net investment income (loss)[c]	(.38)	(.47)	(.69)	(.21)	(1.12)	(1.89)
Net gain (loss) on investments (realized and unrealized)	(2.44)	(7.65)	(17.39)	(11.72)	(26.06)	(20.58)
Total from investment operations	(2.82)	(8.12)	(18.08)	(11.93)	(27.18)	(22.47)
Net asset value, end of period	$21.05	$23.87	$31.99	$50.07	$62.00	$89.18

Total Return[d]	(11.81%)	(25.38%)	(36.08%)	(19.30%)	(30.46%)	(20.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,393	$2,095	$2,094	$4,921	$5,295	$6,138
Ratios to average net assets:
Net investment income (loss)	(1.60%)	(1.73%)	(1.70%)	(1.66%)	(1.62%)	(1.84%)
Total expenses	1.76%	1.77%	1.74%	1.75%	1.75%	1.93%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,b,e]	Year Ended December 31, 2012[e]	Year Ended December 31, 2011[e]
Per Share Data
Net asset value, beginning of period	$21.45	$28.97	$45.66	$56.60	$81.96	$103.28
Income (loss) from investment operations:
Net investment income (loss)[c]	(.50)	(.63)	(.91)	(.28)	(1.54)	(2.38)
Net gain (loss) on investments (realized and unrealized)	(2.19)	(6.89)	(15.78)	(10.66)	(23.82)	(18.94)
Total from investment operations	(2.69)	(7.52)	(16.69)	(10.94)	(25.36)	(21.32)
Net asset value, end of period	$18.76	$21.45	$28.97	$45.66	$56.60	$81.96

Total Return[d]	(12.49%)	(25.96%)	(36.52%)	(19.41%)	(30.91%)	(20.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,675	$2,393	$2,221	$3,854	$4,187	$6,860
Ratios to average net assets:
Net investment income (loss)	(2.35%)	(2.47%)	(2.45%)	(2.39%)	(2.37%)	(2.58%)
Total expenses	2.47%	2.51%	2.49%	2.47%	2.50%	2.68%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,b,e]	Year Ended December 31, 2012[e]	Year Ended December 31, 2011[e]
Per Share Data
Net asset value, beginning of period	$23.94	$32.10	$50.26	$62.19	$89.41	$111.81
Income (loss) from investment operations:
Net investment income (loss)[c]	(.38)	(.47)	(.69)	(.21)	(1.19)	(1.89)
Net gain (loss) on investments (realized and unrealized)	(2.43)	(7.69)	(17.47)	(11.72)	(26.03)	(20.51)
Total from investment operations	(2.81)	(8.16)	(18.16)	(11.93)	(27.22)	(22.40)
Net asset value, end of period	$21.13	$23.94	$32.10	$50.26	$62.19	$89.41

Total Return[d]	(11.74%)	(25.42%)	(36.13%)	(19.14%)	(30.46%)	(20.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,763	$27,218	$32,610	$55,573	$52,066	$73,750
Ratios to average net assets:
Net investment income (loss)	(1.63%)	(1.73%)	(1.70%)	(1.67%)	(1.64%)	(1.83%)
Total expenses	1.76%	1.77%	1.74%	1.76%	1.76%	1.93%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse Share Split — Per share amounts for periods presented through February 21, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, with the NASDAQ-100® Index returning 4.74%, the NASDAQ-100® 2x Strategy Fund H-Class returned 2.83%. For the one-year period ended March 31, 2016, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100® Index.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Health Care was the sector that detracted the most from performance, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Facebook, Inc. — Class A were the holdings contributing the most to the performance of the underlying index for the year. Apple, Inc., Biogen, Inc., and Express Scripts Holding Co. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.1%
Microsoft Corp.	6.6%
Amazon.com, Inc.	4.2%
Facebook, Inc. — Class A	4.0%
Alphabet, Inc. — Class C	3.9%
Alphabet, Inc. — Class A	3.4%
Intel Corp.	2.3%
Comcast Corp. — Class A	2.2%
Cisco Systems, Inc.	2.2%
Gilead Sciences, Inc.	1.9%
Top Ten Total	39.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	2.83%	26.02%	13.87%
A-Class Shares with sales charge†	-2.05%	24.80%	13.32%
C-Class Shares	2.05%	25.05%	12.99%
C-Class Shares with CDSC‡	1.08%	25.05%	12.99%
H-Class Shares	2.83%	26.00%	13.86%
NASDAQ-100 Index	4.74%	15.34%	11.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 77.7%

Technology - 28.0%
Apple, Inc.	224,516	$24,469,999
Microsoft Corp.	320,270	17,688,512
Intel Corp.	191,289	6,188,198
QUALCOMM, Inc.	60,532	3,095,606
Texas Instruments, Inc.	40,706	2,337,338
Adobe Systems, Inc.*	20,179	1,892,790
Broadcom Ltd.	11,196	1,729,782
Cognizant Technology Solutions Corp. — Class A*	24,665	1,546,496
NXP Semiconductor N.V.*	14,011	1,135,872
Intuit, Inc.	10,399	1,081,600
Activision Blizzard, Inc.	29,762	1,007,146
Applied Materials, Inc.	45,786	969,748
Fiserv, Inc.*	9,028	926,092
Electronic Arts, Inc.*	12,525	828,028
Paychex, Inc.	14,616	789,410
NVIDIA Corp.	21,785	776,200
Analog Devices, Inc.	12,554	743,071
Cerner Corp.*	13,768	729,153
Check Point Software Technologies Ltd.*	7,323	640,543
Skyworks Solutions, Inc.	7,761	604,582
Autodesk, Inc.*	9,124	532,020
Lam Research Corp.	6,434	531,448
CA, Inc.	16,877	519,643
Xilinx, Inc.	10,348	490,806
Citrix Systems, Inc.*	6,235	489,946
Western Digital Corp.	9,426	445,285
Micron Technology, Inc.*	42,010	439,845
NetEase, Inc. ADR	3,055	438,637
Linear Technology Corp.	9,692	431,876
Maxim Integrated Products, Inc.	11,597	426,538
Seagate Technology plc	12,003	413,503
Akamai Technologies, Inc.*	7,157	397,714
NetApp, Inc.	11,838	323,059
Total Technology		75,060,486

Communications - 27.7%
Amazon.com, Inc.*	19,066	11,318,340
Facebook, Inc. — Class A*	92,928	10,603,085
Alphabet, Inc. — Class C*	13,992	10,423,340
Alphabet, Inc. — Class A*	11,847	9,038,076
Comcast Corp. — Class A	98,517	6,017,418
Cisco Systems, Inc.	203,765	5,801,190
Priceline Group, Inc.*	2,009	2,589,520
Baidu, Inc. ADR*	10,975	2,094,908
Netflix, Inc.*	17,334	1,772,055
Yahoo!, Inc.*	38,339	1,411,259
T-Mobile US, Inc.*	33,141	1,269,300
Twenty-First Century Fox, Inc. — Class A	45,330	1,263,800
eBay, Inc.*	47,729	1,138,814
JD.com, Inc. ADR*	35,322	936,033
Charter Communications, Inc. — Class A*	4,554	921,866
Twenty-First Century Fox, Inc. — Class B	32,334	911,819
Liberty Global plc*	23,528	883,712
Sirius XM Holdings, Inc.*	206,351	815,086
Ctrip.com International Ltd. ADR*	13,933	616,675
Expedia, Inc.	5,580	601,636
Viacom, Inc. — Class B	14,029	579,117
Vodafone Group plc ADR	15,715	503,666
Symantec Corp.	26,410	485,416
DISH Network Corp. — Class A*	9,142	422,909
Liberty Global plc — Class A*	10,237	394,125
TripAdvisor, Inc.*	5,364	356,706
Liberty Media Corp. — Class C*	9,013	343,305
Discovery Communications, Inc. — Class C*	10,252	276,804
Liberty Ventures*	5,467	213,869
Discovery Communications, Inc. — Class A*	6,078	174,013
Liberty Media Corp. — Class A*	4,138	159,851
Total Communications		74,337,713

Consumer, Non-cyclical - 13.9%
Gilead Sciences, Inc.	55,348	5,084,267
Amgen, Inc.	30,454	4,565,968
Kraft Heinz Co.	49,136	3,860,124
Celgene Corp.*	31,652	3,168,049
Mondelez International, Inc. — Class A	63,527	2,548,703
Biogen, Inc.*	8,855	2,305,134
PayPal Holdings, Inc.*	49,510	1,911,086
Express Scripts Holding Co.*	27,051	1,858,133
Automatic Data Processing, Inc.	18,523	1,661,698
Regeneron Pharmaceuticals, Inc.*	4,166	1,501,593
Alexion Pharmaceuticals, Inc.*	9,123	1,270,104
Monster Beverage Corp.*	8,217	1,095,983
Illumina, Inc.*	5,928	960,988
Mylan N.V.*	19,870	920,975
Intuitive Surgical, Inc.*	1,514	909,990
Vertex Pharmaceuticals, Inc.*	9,978	793,151
Henry Schein, Inc.*	3,318	572,786
Incyte Corp.*	7,580	549,323
Verisk Analytics, Inc. — Class A*	6,804	543,776
BioMarin Pharmaceutical, Inc.*	6,543	539,667
Whole Foods Market, Inc.	13,144	408,910
Endo International plc*	8,998	253,294
Total Consumer, Non-cyclical		37,283,702

Consumer, Cyclical - 7.4%
Walgreens Boots Alliance, Inc.	43,681	3,679,688
Starbucks Corp.	59,852	3,573,164
Costco Wholesale Corp.	17,808	2,806,185
Tesla Motors, Inc.*	5,348	1,228,810
O’Reilly Automotive, Inc.*	3,935	1,076,852
American Airlines Group, Inc.	24,418	1,001,382
Ross Stores, Inc.	16,400	949,560
Dollar Tree, Inc.*	9,508	784,030
PACCAR, Inc.	14,228	778,129

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Marriott International, Inc. — Class A	10,264	730,592
Fastenal Co.	11,683	572,467
Norwegian Cruise Line Holdings Ltd.*	9,205	508,944
Ulta Salon Cosmetics & Fragrance, Inc.*	2,579	499,655
Tractor Supply Co.	5,415	489,841
Liberty Interactive Corporation QVC Group — Class A*	18,554	468,489
Mattel, Inc.	13,768	462,880
Bed Bath & Beyond, Inc.*	6,624	328,815
Total Consumer, Cyclical		19,939,483

Industrial - 0.7%
CSX Corp.	39,000	1,004,250
SBA Communications Corp. — Class A*	5,072	508,062
Stericycle, Inc.*	3,441	434,220
Total Industrial		1,946,532

Total Common Stocks
(Cost $155,405,342)		208,567,916

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 4.1%
Freddie Mac[1]
0.66% due 12/09/16	$6,000,000	5,979,420
Federal Home Loan Bank[1]
0.36% due 06/01/16	5,000,000	4,997,375
Total Federal Agency Discount Notes
(Cost $10,969,230)		10,976,795

FEDERAL AGENCY NOTES†† - 3.0%
Federal Farm Credit Bank[1]
0.42% due 08/01/17[2]	8,000,000	7,985,240
Total Federal Agency Notes
(Cost $8,000,000)		7,985,240

REPURCHASE AGREEMENTS††,3 - 5.8%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	10,480,259	10,480,259
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	5,210,006	5,210,006
Total Repurchase Agreements
(Cost $15,690,265)		15,690,265

Total Investments - 90.6%
(Cost $190,064,837)		$243,220,216
Other Assets & Liabilities, net - 9.4%		25,137,826
Total Net Assets - 100.0%		$268,358,042

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $28,999,620)	324	$1,228,658

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2016 NASDAQ-100 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $254,645,814)	56,794	$901,187
Credit Suisse Capital, LLC April 2016 NASDAQ-100 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $15,959,438)	3,560	287,713
Goldman Sachs International April 2016 NASDAQ-100 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $28,052,866)	6,257	231,747
(Total Notional Value $298,658,118)		$1,420,647

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$208,567,916	$—	$—	$—	$—	$208,567,916
Equity Futures Contracts	—	1,228,658	—	—	—	1,228,658
Equity Index Swap Agreements	—	—	—	1,420,647	—	1,420,647
Federal Agency Discount Notes	—	—	10,976,795	—	—	10,976,795
Federal Agency Notes	—	—	7,985,240	—	—	7,985,240
Repurchase Agreements	—	—	15,690,265	—	—	15,690,265
Total	$208,567,916	$1,228,658	$34,652,300	$1,420,647	$—	$245,869,521

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $174,374,572)	$227,529,951
Repurchase agreements, at value (cost $15,690,265)	15,690,265
Total investments (cost $190,064,837)	243,220,216
Segregated cash with broker	25,921,600
Unrealized appreciation on swap agreements	1,420,647
Cash	4,758
Receivables:
Fund shares sold	6,136,411
Securities sold	1,996,886
Swap settlement	109,306
Dividends	72,589
Interest	3,046
Foreign taxes reclaim	1,057
Total assets	278,886,516

Liabilities:
Payable for:
Fund shares redeemed	9,879,444
Management fees	196,396
Distribution and service fees	69,106
Transfer agent and administrative fees	54,555
Variation margin	34,070
Portfolio accounting fees	32,733
Miscellaneous	262,170
Total liabilities	10,528,474
Commitments and contingent liabilities (Note 11)	—
Net assets	$268,358,042

Net assets consist of:
Paid in capital	$247,940,163
Undistributed net investment income	1,525
Accumulated net realized loss on investments	(35,388,330)
Net unrealized appreciation on investments	55,804,684
Net assets	$268,358,042

A-Class:
Net assets	$15,216,749
Capital shares outstanding	41,674
Net asset value per share	$365.14
Maximum offering price per share(Net asset value divided by 95.25%)	$383.35

C-Class:
Net assets	$23,704,915
Capital shares outstanding	77,023
Net asset value per share	$307.76

H-Class:
Net assets	$229,436,378
Capital shares outstanding	628,386
Net asset value per share	$365.12

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $614)	$2,787,803
Interest	64,623
Income from securities lending, net	2,815
Total investment income	2,855,241

Expenses:
Management fees	2,727,297
Transfer agent and administrative fees	757,584
Distribution and service fees:
A-Class	42,593
C-Class	239,038
H-Class	655,233
Portfolio accounting fees	454,553
Custodian fees	35,154
Trustees’ fees*	21,065
Line of credit fees	6,258
Miscellaneous	669,605
Total expenses	5,608,380
Net investment loss	(2,753,139)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,360,640)
Swap agreements	(4,477,123)
Futures contracts	2,556,225
Net realized loss	(5,281,538)
Net change in unrealized appreciation(depreciation) on:
Investments	5,040,569
Swap agreements	827,148
Futures contracts	927,301
Net change in unrealized appreciation(depreciation)	6,795,018
Net realized and unrealized gain	1,513,480
Net decrease in net assets resulting from operations	$(1,239,659)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,753,139)	$(3,043,532)
Net realized gain (loss) on investments	(5,281,538)	95,162,591
Net change in unrealized appreciation (depreciation) on investments	6,795,018	7,739,286
Net increase (decrease) in net assets resulting from operations	(1,239,659)	99,858,345

Distributions to shareholders from:
Net realized gains
A-Class	(712,391)	(646,170)
C-Class	(1,250,157)	(957,469)
H-Class	(12,015,499)	(16,070,110)
Total distributions to shareholders	(13,978,047)	(17,673,749)

Capital share transactions:
Proceeds from sale of shares
A-Class	47,649,947	53,293,687
C-Class	78,230,730	80,742,468
H-Class	2,350,123,014	3,717,462,759
Distributions reinvested
A-Class	680,246	586,398
C-Class	1,231,292	922,188
H-Class	10,940,428	14,809,392
Cost of shares redeemed
A-Class	(53,417,077)	(48,654,646)
C-Class	(77,636,789)	(81,384,892)
H-Class	(2,410,627,007)	(3,794,422,634)
Net decrease from capital share transactions	(52,825,216)	(56,645,280)
Net increase (decrease) in net assets	(68,042,922)	25,539,316

Net assets:
Beginning of year	336,400,964	310,861,648
End of year	$268,358,042	$336,400,964
Undistributed net investment income at end of year	$1,525	$1,525

Capital share activity:
Shares sold
A-Class	126,053	158,870
C-Class	243,678	284,269
H-Class	6,269,299	11,443,618
Shares issued from reinvestment of distributions
A-Class	1,673	1,602
C-Class	3,584	2,939
H-Class	26,903	40,472
Shares redeemed
A-Class	(142,966)	(146,154)
C-Class	(242,577)	(286,919)
H-Class	(6,459,445)	(11,742,224)
Net decrease in shares	(173,798)	(243,527)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$369.52	$269.19	$179.47	$160.58	$119.78	$120.86
Income (loss) from investment operations:
Net investment income (loss)[c]	(3.21)	(2.47)	(1.54)	(.36)	(1.06)	(1.62)
Net gain (loss) on investments (realized and unrealized)	15.35	116.29	109.54	19.25	41.86	.54
Total from investment operations	12.14	113.82	108.00	18.89	40.80	(1.08)
Less distributions from:
Net realized gains	(16.52)	(13.49)	(18.28)	—	—	—
Total distributions	(16.52)	(13.49)	(18.28)	—	—	—
Net asset value, end of period	$365.14	$369.52	$269.19	$179.47	$160.58	$119.78

Total Return[d]	2.83%	42.33%	60.94%	11.76%	34.07%	(0.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,217	$21,031	$11,466	$6,409	$5,865	$4,458
Ratios to average net assets:
Net investment income (loss)	(0.86%)	(0.74%)	(0.65%)	(0.84%)	(0.66%)	(1.27%)
Total expenses	1.80%	1.80%	1.76%	1.79%	1.78%	1.92%
Portfolio turnover rate	114%	396%	346%	71%	307%	164%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$316.07	$233.41	$158.38	$141.97	$106.78	$108.57
Income (loss) from investment operations:
Net investment income (loss)[c]	(5.10)	(4.80)	(2.84)	(.59)	(2.08)	(2.30)
Net gain (loss) on investments (realized and unrealized)	13.31	100.95	96.15	17.00	37.27	.51
Total from investment operations	8.21	96.15	93.31	16.41	35.19	(1.79)
Less distributions from:
Net realized gains	(16.52)	(13.49)	(18.28)	—	—	—
Total distributions	(16.52)	(13.49)	(18.28)	—	—	—
Net asset value, end of period	$307.76	$316.07	$233.41	$158.38	$141.97	$106.78

Total Return[d]	2.05%	41.24%	59.75%	11.57%	32.96%	(1.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,705	$22,864	$16,817	$11,522	$11,640	$15,920
Ratios to average net assets:
Net investment income (loss)	(1.60%)	(1.69%)	(1.40%)	(1.58%)	(1.49%)	(2.03%)
Total expenses	2.55%	2.70%	2.52%	2.54%	2.55%	2.68%
Portfolio turnover rate	114%	396%	346%	71%	307%	164%

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$369.50	$269.18	$179.45	$160.57	$119.86	$120.94
Income (loss) from investment operations:
Net investment income (loss)[c]	(3.20)	(2.59)	(1.54)	(.41)	(1.24)	(1.59)
Net gain (loss) on investments (realized and unrealized)	15.34	116.40	109.55	19.29	41.95	.51
Total from investment operations	12.14	113.81	108.01	18.88	40.71	(1.08)
Less distributions from:
Net realized gains	(16.52)	(13.49)	(18.28)	—	—	—
Total distributions	(16.52)	(13.49)	(18.28)	—	—	—
Net asset value, end of period	$365.12	$369.50	$269.18	$179.45	$160.57	$119.86

Total Return[d]	2.83%	42.33%	60.95%	11.77%	33.98%	(0.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$229,436	$292,506	$282,578	$310,700	$131,996	$117,112
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.78%)	(0.67%)	(0.95%)	(0.76%)	(1.24%)
Total expenses	1.80%	1.80%	1.77%	1.80%	1.80%	1.92%
Portfolio turnover rate	114%	396%	346%	71%	307%	164%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, with the NASDAQ-100 Index returning 4.74%, the Inverse NASDAQ-100® 2x Strategy Fund H-Class returned -19.96%. For the one-year period ended March 31, 2016, Inverse NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the NASDAQ-100® Index.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Health Care was the sector that detracted the most from performance, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Facebook, Inc. — Class A were the holdings contributing the most to the performance of the underlying index for the year. Apple, Inc., Biogen, Inc., and Express Scripts Holding Co. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-19.99%	-32.30%	-28.77%
A-Class Shares with sales charge†	-23.81%	-32.94%	-29.11%
C-Class Shares	-20.29%	-32.86%	-29.30%
C-Class Shares with CDSC‡	-21.09%	-32.86%	-29.30%
H-Class Shares	-19.96%	-32.27%	-28.76%
NASDAQ-100 Index	4.74%	15.34%	11.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT 39

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 55.6%
Federal Home Loan Bank[1]
0.08% due 04/01/16	$15,000,000	$15,000,000
Farmer Mac
0.66% due 12/09/16	8,000,000	7,972,560
Freddie Mac[2]
0.27% due 04/04/16	2,000,000	1,999,955
Total Federal Agency Discount Notes
(Cost $24,962,995)		24,972,515
REPURCHASE AGREEMENTS††,3 - 40.6%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	13,793,935	13,793,935
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	4,441,734	4,441,734
Total Repurchase Agreements
(Cost $18,235,669)		18,235,669

Total Investments - 96.2%
(Cost $43,198,664)		$43,208,184
Other Assets & Liabilities, net - 3.8%		1,723,033
Total Net Assets - 100.0%		$44,931,217

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $6,623,370)	74	$(4,233)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2016 NASDAQ-100 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $17,811,504)	3,973	$(22,420)
Credit Suisse Capital, LLC April 2016 NASDAQ-100 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $1,951,211)	435	(35,389)
Goldman Sachs International April 2016 NASDAQ-100 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $64,181,150)	14,314	(462,885)
(Total Notional Value $83,943,865)		$(520,694)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$24,972,515	$—	$—	$24,972,515
Repurchase Agreements	—	—	18,235,669	—	—	18,235,669
Total	$—	$—	$43,208,184	$—	$—	$43,208,184

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$4,233	$—	$—	$—	$4,233
Equity Index Swap Agreements	—	—	—	520,694	—	520,694
Total	$—	$4,233	$—	$520,694	$—	$524,927

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $24,962,995)	$24,972,515
Repurchase agreements, at value (cost $18,235,669)	18,235,669
Total investments (cost $43,198,664)	43,208,184
Segregated cash with broker	2,025,600
Receivables:
Fund shares sold	2,292,811
Variation margin	10,440
Interest	109
Total assets	47,537,144

Liabilities:
Unrealized depreciation on swap agreements	520,694
Payable for:
Fund shares redeemed	2,003,663
Management fees	25,957
Distribution and service fees	7,694
Transfer agent and administrative fees	7,210
Swap settlement	5,574
Portfolio accounting fees	4,326
Miscellaneous	30,809
Total liabilities	2,605,927
Commitments and contingent liabilities (Note 11)	—
Net assets	$44,931,217

Net assets consist of:
Paid in capital	$285,537,645
Accumulated net investment loss	(188,819)
Accumulated net realized loss on investments	(239,902,202)
Net unrealized depreciation on investments	(515,407)
Net assets	$44,931,217

A-Class:
Net assets	$832,125
Capital shares outstanding	53,729
Net asset value per share	$15.49
Maximum offering price per share(Net asset value divided by 95.25%)	$16.26

C-Class:
Net assets	$1,103,982
Capital shares outstanding	80,045
Net asset value per share	$13.79

H-Class:
Net assets	$42,995,110
Capital shares outstanding	2,778,056
Net asset value per share	$15.48

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$29,135
Total investment income	29,135

Expenses:
Management fees	233,331
Transfer agent and administrative fees	64,816
Distribution and service fees:
A-Class	1,606
C-Class	8,264
H-Class	61,146
Portfolio accounting fees	38,890
Custodian fees	3,023
Trustees’ fees*	1,535
Miscellaneous	58,310
Total expenses	470,921
Net investment loss	(441,786)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,745
Swap agreements	(5,900,737)
Futures contracts	(2,756,217)
Net realized loss	(8,650,209)
Net change in unrealized appreciation(depreciation) on:
Investments	9,180
Swap agreements	(514,894)
Futures contracts	(40,900)
Net change in unrealized appreciation(depreciation)	(546,614)
Net realized and unrealized loss	(9,196,823)
Net decrease in net assets resulting from operations	$(9,638,609)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(441,786)	$(507,977)
Net realized loss on investments	(8,650,209)	(12,698,458)
Net change in unrealized appreciation (depreciation) on investments	(546,614)	(39,781)
Net decrease in net assets resulting from operations	(9,638,609)	(13,246,216)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,655,269	25,526,847
C-Class	45,474,436	45,520,604
H-Class	937,439,454	1,249,467,130
Cost of shares redeemed
A-Class	(9,799,846)	(25,423,846)
C-Class	(45,503,722)	(45,043,386)
H-Class	(905,708,815)	(1,242,352,560)
Net increase from capital share transactions	32,556,776	7,694,789
Net increase (decrease) in net assets	22,918,167	(5,551,427)

Net assets:
Beginning of year	22,013,050	27,564,477
End of year	$44,931,217	$22,013,050
Accumulated net investment loss at end of year	$(188,819)	$(91,576)

Capital share activity:
Shares sold
A-Class	597,442	1,128,860
C-Class	2,921,292	2,171,547
H-Class	54,852,482	51,277,843
Shares redeemed
A-Class	(557,508)	(1,134,594)
C-Class	(2,920,692)	(2,140,721)
H-Class	(53,127,938)	(51,058,359)
Net increase in shares	1,765,078	244,576

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Period Ended March 28, 2013[a,b,f]	Year Ended December 31, 2012[f]	Year Ended December 31, 2011[c,f]
Per Share Data
Net asset value, beginning of period	$19.36	$30.75	$54.59	$62.44	$95.64	$124.60
Income (loss) from investment operations:
Net investment income (loss)[d]	(.29)	(.41)	(.69)	(.28)	(1.12)	(1.96)
Net gain (loss) on investments (realized and unrealized)	(3.58)	(10.98)	(23.15)	(7.57)	(32.08)	(27.00)
Total from investment operations	(3.87)	(11.39)	(23.84)	(7.85)	(33.20)	(28.96)
Net asset value, end of period	$15.49	$19.36	$30.75	$54.59	$62.44	$95.64

Total Return[e]	(19.99%)	(37.04%)	(43.68%)	(12.56%)	(34.70%)	(23.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$832	$267	$601	$605	$881	$2,346
Ratios to average net assets:
Net investment income (loss)	(1.67%)	(1.77%)	(1.72%)	(1.72%)	(1.67%)	(1.84%)
Total expenses	1.79%	1.82%	1.76%	1.80%	1.78%	1.92%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Period Ended March 28, 2013[a,b,f]	Year Ended December 31, 2012[f]	Year Ended December 31, 2011[c,f]
Per Share Data
Net asset value, beginning of period	$17.30	$27.69	$49.67	$56.90	$88.42	$115.64
Income (loss) from investment operations:
Net investment income (loss)[d]	(.38)	(.56)	(.91)	(.35)	(1.54)	(2.66)
Net gain (loss) on investments (realized and unrealized)	(3.13)	(9.83)	(21.07)	(6.88)	(29.98)	(24.56)
Total from investment operations	(3.51)	(10.39)	(21.98)	(7.23)	(31.52)	(27.22)
Net asset value, end of period	$13.79	$17.30	$27.69	$49.67	$56.90	$88.42

Total Return[e]	(20.29%)	(37.52%)	(44.29%)	(12.67%)	(35.63%)	(23.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,104	$1,375	$1,346	$1,623	$2,146	$4,084
Ratios to average net assets:
Net investment income (loss)	(2.42%)	(2.51%)	(2.50%)	(2.38%)	(2.39%)	(2.67%)
Total expenses	2.53%	2.55%	2.54%	2.45%	2.50%	2.68%
Portfolio turnover rate	—	—	—	—	—	—

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Period Ended March 28, 2013[a,b,f]	Year Ended December 31, 2012[f]	Year Ended December 31, 2011[c,f]
Per Share Data
Net asset value, beginning of period	$19.34	$30.72	$54.61	$62.45	$95.88	$124.32
Income (loss) from investment operations:
Net investment income (loss)[d]	(.29)	(.43)	(.70)	(.28)	(1.12)	(2.03)
Net gain (loss) on investments (realized and unrealized)	(3.57)	(10.95)	(23.19)	(7.56)	(32.31)	(26.41)
Total from investment operations	(3.86)	(11.38)	(23.89)	(7.84)	(33.43)	(28.44)
Net asset value, end of period	$15.48	$19.34	$30.72	$54.61	$62.45	$95.88

Total Return[e]	(19.96%)	(37.02%)	(43.75%)	(12.56%)	(34.84%)	(22.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,995	$20,371	$25,617	$48,728	$29,499	$43,686
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.78%)	(1.75%)	(1.73%)	(1.67%)	(1.86%)
Total expenses	1.80%	1.83%	1.78%	1.81%	1.79%	1.93%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Reverse Share Split — Per share amounts for periods presented through December 2, 2011 have been restated to reflect a 1:4 reverse share split effective December 2, 2011.
[d]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Reverse Share Split — Per share amounts for periods presented through February 21, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average®. Dow 2x Strategy Fund H-Class returned -1.20% while the Dow Jones Industrial Average® returned 2.08% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Consumer Discretionary and Health Care. Financials and Industrials detracted the most from the performance of the underlying index for the period.

McDonald’s Corp., NIKE, Inc. – Class B, and Home Depot, Inc. contributed the most to the performance of the underlying index for the period. Goldman Sachs Group, Inc., Boeing Co., and American Express Co. detracted the most from the performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
3M Co.	4.8%
Goldman Sachs Group, Inc.	4.5%
International Business Machines Corp.	4.4%
Home Depot, Inc.	3.9%
UnitedHealth Group, Inc.	3.7%
Boeing Co.	3.7%
McDonald’s Corp.	3.6%
Travelers Companies, Inc.	3.4%
Apple, Inc.	3.2%
Johnson & Johnson	3.1%
Top Ten Total	38.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-1.21%	15.55%	6.95%
A-Class Shares with sales charge†	-5.91%	14.43%	6.42%
C-Class Shares	-1.96%	14.67%	6.14%
C-Class Shares with CDSC‡	-2.87%	14.67%	6.14%
H-Class Shares	-1.20%	15.51%	6.91%
Dow Jones Industrial Average Index	2.08%	10.27%	7.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT 47

SCHEDULE OF INVESTMENTS	March 31, 2016
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 74.8%

Industrial - 14.5%
3M Co.	9,601	$1,599,815
Boeing Co.	9,601	1,218,751
United Technologies Corp.	9,601	961,060
Caterpillar, Inc.	9,601	734,861
General Electric Co.	9,601	305,216
Total Industrial		4,819,703

Financial - 13.6%
Goldman Sachs Group, Inc.	9,601	1,507,165
Travelers Companies, Inc.	9,601	1,120,533
Visa, Inc. — Class A	9,601	734,285
American Express Co.	9,601	589,501
JPMorgan Chase & Co.	9,601	568,571
Total Financial		4,520,055

Consumer, Non-cyclical - 13.0%
UnitedHealth Group, Inc.	9,601	1,237,569
Johnson & Johnson	9,601	1,038,828
Procter & Gamble Co.	9,601	790,258
Merck & Company, Inc.	9,601	507,989
Coca-Cola Co.	9,601	445,390
Pfizer, Inc.	9,601	284,574
Total Consumer, Non-cyclical		4,304,608

Consumer, Cyclical - 11.3%
Home Depot, Inc.	9,601	1,281,062
McDonald’s Corp.	9,601	1,206,654
Wal-Mart Stores, Inc.	9,601	657,572
NIKE, Inc. — Class B	9,601	590,173
Total Consumer, Cyclical		3,735,461

Technology - 10.1%
International Business Machines Corp.	9,604	1,454,526
Apple, Inc.	9,601	1,046,413
Microsoft Corp.	9,601	530,263
Intel Corp.	9,601	310,592
Total Technology		3,341,794

Communications - 5.3%
Walt Disney Co.	9,601	953,476
Verizon Communications, Inc.	9,601	519,222
Cisco Systems, Inc.	9,601	273,340
Total Communications		1,746,038

Energy - 5.2%
Chevron Corp.	9,601	915,935
Exxon Mobil Corp.	9,601	802,548
Total Energy		1,718,483

Basic Materials - 1.8%
EI du Pont de Nemours & Co.	9,601	607,935

Total Common Stocks
(Cost $23,522,794)		24,794,077

	Face Amount

REPURCHASE AGREEMENTS††,1 - 11.4%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$1,947,581	1,947,581
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[2]	1,817,419	1,817,419
Total Repurchase Agreements
(Cost $3,765,000)		3,765,000

Total Investments - 86.2%
(Cost $27,287,794)		$28,559,077
Other Assets & Liabilities, net - 13.8%		4,568,918
Total Net Assets - 100.0%		$33,127,995

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
DOW 2x STRATEGY FUND

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $3,430,440)	39	$123,035

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2016 Dow Jones Industrial Average Index Swap 0.40%[3], Terminating 04/29/16 (Notional Value $35,890,599)	2,029	$86,893
Credit Suisse Capital, LLC April 2016 Dow Jones Industrial Average Index Swap 0.43%[3], Terminating 04/26/16 (Notional Value $2,091,881)	118	21,181
(Total Notional Value $37,982,480)		$108,074

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$24,794,077	$—	$—	$—	$—	$24,794,077
Equity Futures Contracts	—	123,035	—	—	—	123,035
Equity Index Swap Agreements	—	—	—	108,074	—	108,074
Repurchase Agreements	—	—	3,765,000	—	—	3,765,000
Total	$24,794,077	$123,035	$3,765,000	$108,074	$—	$28,790,186

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $23,522,794)	$24,794,077
Repurchase agreements, at value (cost $3,765,000)	3,765,000
Total investments (cost $27,287,794)	28,559,077
Segregated cash with broker	3,339,900
Unrealized appreciation on swap agreements	108,074
Receivables:
Fund shares sold	1,593,933
Dividends	15,759
Swap settlement	1,569
Interest	23
Total assets	33,618,335

Liabilities:
Payable for:
Fund shares redeemed	421,578
Management fees	21,456
Distribution and service fees	8,041
Variation margin	6,044
Transfer agent and administrative fees	5,960
Portfolio accounting fees	3,576
Miscellaneous	23,685
Total liabilities	490,340
Commitments and contingent liabilities (Note 11)	—
Net assets	$33,127,995

Net assets consist of:
Paid in capital	$32,391,025
Undistributed net investment income	—
Accumulated net realized loss on investments	(765,422)
Net unrealized appreciation on investments	1,502,392
Net assets	$33,127,995

A-Class:
Net assets	$8,279,726
Capital shares outstanding	176,178
Net asset value per share	$47.00
Maximum offering price per share(Net asset value divided by 95.25%)	$49.34

C-Class:
Net assets	$3,458,833
Capital shares outstanding	81,109
Net asset value per share	$42.64

H-Class:
Net assets	$21,389,436
Capital shares outstanding	456,451
Net asset value per share	$46.86

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$453,961
Interest	6,896
Total investment income	460,857

Expenses:
Management fees	296,822
Transfer agent and administrative fees	82,452
Distribution and service fees:
A-Class	22,115
C-Class	36,119
H-Class	51,309
Portfolio accounting fees	49,472
Custodian fees	3,830
Trustees’ fees*	2,296
Line of credit fees	152
Miscellaneous	79,681
Total expenses	624,248
Net investment loss	(163,391)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	904,379
Swap agreements	650,471
Futures contracts	1,374,163
Net realized gain	2,929,013
Net change in unrealized appreciation(depreciation) on:
Investments	181,798
Swap agreements	(135,017)
Futures contracts	103,065
Net change in unrealized appreciation(depreciation)	149,846
Net realized and unrealized gain	3,078,859
Net increase in net assets resulting from operations	$2,915,468

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(163,391)	$(265,493)
Net realized gain on investments	2,929,013	8,090,048
Net change in unrealized appreciation (depreciation) on investments	149,846	(448,651)
Net increase in net assets resulting from operations	2,915,468	7,375,904

Distributions to shareholders from:
Net realized gains
A-Class	(686,861)	—
C-Class	(235,335)	—
H-Class	(1,308,567)	—
Total distributions to shareholders	(2,230,763)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	26,124,776	25,797,007
C-Class	30,966,542	47,402,464
H-Class	568,846,226	709,488,815
Distributions reinvested
A-Class	682,303	—
C-Class	224,292	—
H-Class	1,136,330	—
Cost of shares redeemed
A-Class	(29,243,390)	(21,761,624)
C-Class	(32,945,109)	(46,803,435)
H-Class	(573,143,638)	(720,741,797)
Net decrease from capital share transactions	(7,351,668)	(6,618,570)
Net increase (decrease) in net assets	(6,666,963)	757,334

Net assets:
Beginning of year	39,794,958	39,037,624
End of year	$33,127,995	$39,794,958
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(92,243)

Capital share activity:
Shares sold
A-Class	540,287	533,029
C-Class	727,399	1,091,481
H-Class	12,264,547	15,290,610
Shares issued from reinvestment of distributions
A-Class	14,657	—
C-Class	5,297	—
H-Class	24,485	—
Shares redeemed
A-Class	(613,932)	(449,631)
C-Class	(768,776)	(1,079,507)
H-Class	(12,275,981)	(15,501,832)
Net decrease in shares	(82,017)	(115,850)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$50.69	$43.26	$33.64	$27.14	$23.31	$21.48
Income (loss) from investment operations:
Net investment income (loss)[c]	(.21)	(.32)	(.29)	(.06)	(.29)	(.14)
Net gain (loss) on investments (realized and unrealized)	(.43)	7.75	9.91	6.56	4.12	1.98
Total from investment operations	(.64)	7.43	9.62	6.50	3.83	1.84
Less distributions from:
Net investment income	—	—	—	—	—	(.01)
Net realized gains	(3.05)	—	—	—	—	—
Total distributions	(3.05)	—	—	—	—	(.01)
Net asset value, end of period	$47.00	$50.69	$43.26	$33.64	$27.14	$23.31

Total Return[d]	(1.21%)	17.18%	28.60%	23.95%	16.43%	8.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,280	$11,921	$6,566	$4,755	$3,574	$4,267
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.68%)	(0.75%)	(0.77%)	(1.12%)	(0.63%)
Total expenses	1.82%	1.81%	1.76%	1.77%	1.78%	1.92%
Portfolio turnover rate	1,023%	1,236%	3,338%	979%	15,091%	7,150%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$46.62	$40.08	$31.39	$25.37	$21.95	$20.41
Income (loss) from investment operations:
Net investment income (loss)[c]	(.51)	(.60)	(.52)	(.11)	(.46)	(.30)
Net gain (loss) on investments (realized and unrealized)	(.42)	7.14	9.21	6.13	3.88	1.85
Total from investment operations	(.93)	6.54	8.69	6.02	3.42	1.55
Less distributions from:
Net investment income	—	—	—	—	—	(.01)
Net realized gains	(3.05)	—	—	—	—	—
Total distributions	(3.05)	—	—	—	—	(.01)
Net asset value, end of period	$42.64	$46.62	$40.08	$31.39	$25.37	$21.95

Total Return[d]	(1.96%)	16.32%	27.68%	23.73%	15.63%	7.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,459	$5,463	$4,217	$3,623	$2,249	$2,562
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.38%)	(1.44%)	(1.57%)	(1.89%)	(1.40%)
Total expenses	2.56%	2.57%	2.50%	2.53%	2.54%	2.67%
Portfolio turnover rate	1,023%	1,236%	3,338%	979%	15,091%	7,150%

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$50.54	$43.16	$33.53	$27.05	$23.26	$21.45
Income (loss) from investment operations:
Net investment income (loss)[c]	(.18)	(.26)	(.28)	(.06)	(.27)	(.10)
Net gain (loss) on investments (realized and unrealized)	(.45)	7.64	9.91	6.54	4.06	1.92
Total from investment operations	(.63)	7.38	9.63	6.48	3.79	1.82
Less distributions from:
Net investment income	—	—	—	—	—	(.01)
Net realized gains	(3.05)	—	—	—	—	—
Total distributions	(3.05)	—	—	—	—	(.01)
Net asset value, end of period	$46.86	$50.54	$43.16	$33.53	$27.05	$23.26

Total Return[d]	(1.20%)	17.10%	28.72%	23.96%	16.34%	8.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,389	$22,411	$28,254	$47,483	$17,151	$28,243
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.54%)	(0.73%)	(0.85%)	(1.02%)	(0.42%)
Total expenses	1.82%	1.82%	1.77%	1.79%	1.79%	1.92%
Portfolio turnover rate	1,023%	1,236%	3,338%	979%	15,091%	7,150%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period,
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average. Inverse Dow 2x Strategy Fund H-Class returned -13.24% while the Dow Jones Industrial Average returned 2.08% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Consumer Discretionary and Health Care. Financials and Industrials detracted the most from the performance of the underlying index for the period.

McDonald’s Corp., NIKE, Inc. – Class B, and Home Depot, Inc. contributed the most to the performance of the underlying index for the period. Goldman Sachs Group, Inc., Boeing Co., and American Express Co. detracted the most from the performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-13.24%	-24.51%	-21.15%
A-Class Shares with sales charge†	-17.35%	-25.25%	-21.53%
C Class Shares	-13.84%	-25.13%	-21.77%
C-Class Shares with CDSC‡	-14.70%	-25.13%	-21.77%
H-Class Shares	-13.24%	-24.49%	-21.13%
Dow Jones Industrial Average Index	2.08%	10.27%	7.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT 55

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 86.3%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$5,073,796	$5,073,796
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[2]	5,021,598	5,021,598
Total Repurchase Agreements
(Cost $10,095,394)		10,095,394

Total Investments - 86.3%
(Cost $10,095,394)		$10,095,394
Other Assets & Liabilities, net - 13.7%		1,600,472
Total Net Assets - 100.0%		$11,695,866

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $87,960)	1	$53

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2016 Dow Jones Industrial Average Index Swap 0.40%[3], Terminating 04/29/16 (Notional Value $15,551,201)	879	$(43,074)
Credit Suisse Capital, LLC April 2016 Dow Jones Industrial Average Index Swap 0.43%[3], Terminating 04/26/16 (Notional Value $7,850,178)	444	(80,523)
(Total Notional Value $23,401,379)		$(123,597)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$53	$—	$—	$—	$53
Repurchase Agreements	—	—	10,095,394	—	—	10,095,394
Total	$—	$53	$10,095,394	$—	$—	$10,095,447

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$123,597	$—	$123,597

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Repurchase agreements, at value (cost $10,095,394)	$10,095,394
Segregated cash with broker	1,580,000
Receivables:
Fund shares sold	524,074
Interest	62
Variation margin	53
Total assets	12,199,583

Liabilities:
Unrealized depreciation on swap agreements	123,597
Payable for:
Fund shares redeemed	305,198
Management fees	20,722
Swap settlement	19,771
Distribution and service fees	6,177
Transfer agent and administrative fees	5,756
Portfolio accounting fees	3,454
Miscellaneous	19,042
Total liabilities	503,717
Commitments and contingent liabilities (Note 11)	—
Net assets	$11,695,866

Net assets consist of:
Paid in capital	$87,096,054
Accumulated net investment loss	(80,168)
Accumulated net realized loss on investments	(75,196,476)
Net unrealized depreciation on investments	(123,544)
Net assets	$11,695,866

A-Class:
Net assets	$2,240,281
Capital shares outstanding	85,046
Net asset value per share	$26.34
Maximum offering price per share(Net asset value divided by 95.25%)	$27.65

C-Class:
Net assets	$765,873
Capital shares outstanding	32,045
Net asset value per share	$23.90

H-Class:
Net assets	$8,689,712
Capital shares outstanding	329,092
Net asset value per share	$26.41

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$15,539
Total investment income	15,539

Expenses:
Management fees	149,089
Transfer agent and administrative fees	41,415
Distribution and service fees:
A-Class	4,517
C-Class	9,171
H-Class	34,608
Portfolio accounting fees	24,850
Custodian fees	1,934
Trustees’ fees*	918
Miscellaneous	40,779
Total expenses	307,281
Net investment loss	(291,742)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,145
Swap agreements	(3,252,549)
Futures contracts	(961,103)
Net realized loss	(4,210,507)
Net change in unrealized appreciation(depreciation) on:
Swap agreements	(53,764)
Futures contracts	511
Net change in unrealized appreciation(depreciation)	(53,253)
Net realized and unrealized loss	(4,263,760)
Net decrease in net assets resulting from operations	$(4,555,502)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(291,742)	$(231,041)
Net realized loss on investments	(4,210,507)	(2,679,981)
Net change in unrealized appreciation (depreciation) on investments	(53,253)	32,254
Net decrease in net assets resulting from operations	(4,555,502)	(2,878,768)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,012,689	6,528,044
C-Class	43,742,424	60,628,687
H-Class	572,579,879	309,035,990
Cost of shares redeemed
A-Class	(3,860,553)	(5,646,090)
C-Class	(43,580,885)	(60,451,363)
H-Class	(567,145,903)	(305,814,201)
Net increase from capital share transactions	6,747,651	4,281,067
Net increase in net assets	2,192,149	1,402,299

Net assets:
Beginning of year	9,503,717	8,101,418
End of year	$11,695,866	$9,503,717
Accumulated net investment loss at end of year	$(80,168)	$(45,321)

Capital share activity:
Shares sold
A-Class	168,677	200,102
C-Class	1,610,146	1,910,835
H-Class	19,120,677	8,803,209
Shares redeemed
A-Class	(127,949)	(176,593)
C-Class	(1,606,755)	(1,904,333)
H-Class	(19,033,464)	(8,725,533)
Net increase in shares	131,332	107,687

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,b,e]	Year Ended December 31, 2012[e]	Year Ended December 31, 2011[e]
Per Share Data
Net asset value, beginning of period	$30.36	$39.35	$55.42	$69.97	$90.55	$125.20
Income (loss) from investment operations:
Net investment income (loss)[c]	(.51)	(.61)	(.81)	(.28)	(1.33)	(2.03)
Net gain (loss) on investments (realized and unrealized)	(3.51)	(8.38)	(15.26)	(14.27)	(19.25)	(32.62)
Total from investment operations	(4.02)	(8.99)	(16.07)	(14.55)	(20.58)	(34.65)
Net asset value, end of period	$26.34	$30.36	$39.35	$55.42	$69.97	$90.55

Total Return[d]	(13.24%)	(22.85%)	(29.02%)	(20.80%)	(22.66%)	(27.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,240	$1,346	$819	$588	$863	$2,027
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.81%)	(1.73%)	(1.69%)	(1.68%)	(1.85%)
Total expenses	1.82%	1.82%	1.75%	1.76%	1.79%	1.92%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,b,e]	Year Ended December 31, 2012[e]	Year Ended December 31, 2011[e]
Per Share Data
Net asset value, beginning of period	$27.74	$36.24	$51.52	$65.19	$85.03	$118.59
Income (loss) from investment operations:
Net investment income (loss)[c]	(.68)	(.79)	(1.07)	(.35)	(1.75)	(2.66)
Net gain (loss) on investments (realized and unrealized)	(3.16)	(7.71)	(14.21)	(13.32)	(18.09)	(30.90)
Total from investment operations	(3.84)	(8.50)	(15.28)	(13.67)	(19.84)	(33.56)
Net asset value, end of period	$23.90	$27.74	$36.24	$51.52	$65.19	$85.03

Total Return[d]	(13.84%)	(23.45%)	(29.66%)	(20.95%)	(23.31%)	(28.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$766	$795	$803	$913	$784	$1,245
Ratios to average net assets:
Net investment income (loss)	(2.46%)	(2.58%)	(2.45%)	(2.49%)	(2.42%)	(2.60%)
Total expenses	2.53%	2.60%	2.47%	2.57%	2.53%	2.67%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,b,e]	Year Ended December 31, 2012[e]	Year Ended December 31, 2011[e]
Per Share Data
Net asset value, beginning of period	$30.44	$39.46	$55.39	$69.76	$90.53	$125.33
Income (loss) from investment operations:
Net investment income (loss)[c]	(.51)	(.63)	(.81)	(.28)	(1.26)	(2.03)
Net gain (loss) on investments (realized and unrealized)	(3.52)	(8.39)	(15.12)	(14.09)	(19.51)	(32.77)
Total from investment operations	(4.03)	(9.02)	(15.93)	(14.37)	(20.77)	(34.80)
Net asset value, end of period	$26.41	$30.44	$39.46	$55.39	$69.76	$90.53

Total Return[d]	(13.24%)	(22.86%)	(28.73%)	(20.66%)	(22.89%)	(27.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,690	$7,363	$6,480	$8,507	$9,617	$10,765
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.82%)	(1.75%)	(1.71%)	(1.67%)	(1.85%)
Total expenses	1.82%	1.84%	1.77%	1.79%	1.79%	1.92%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse Share Split — Per share amounts for periods presented through February 21, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000® Index. Russell 2000® 2x Strategy Fund H-Class returned -23.10%, while the Russell 2000® Index returned -1.34% over the same period.

Among sectors, the biggest performance contributors to the underlying index during the period were Utilities and Telecommunications Services. The Health Care sector detracted the most from return, followed by the Energy sector.

Synageva BioPharma Corp., Dyax Corp., and Piedmont Natural Gas Company, Inc. were the largest contributors to the performance of the underlying index for the year. Puma Biotechnology, Inc., Celldex Therapeutics, Inc., and SemGroup Corp. – Class A were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
STERIS plc	0.2%
CubeSmart	0.2%
West Pharmaceutical Services, Inc.	0.2%
TreeHouse Foods, Inc.	0.2%
Vail Resorts, Inc.	0.2%
Piedmont Natural Gas Company, Inc.	0.2%
MarketAxess Holdings, Inc.	0.2%
Sovran Self Storage, Inc.	0.2%
Highwoods Properties, Inc.	0.2%
Casey’s General Stores, Inc.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	-23.11%	7.31%	1.28%
A-Class Shares with sales charge†	-26.76%	6.27%	0.78%
C-Class Shares	-23.68%	6.55%	0.53%
C-Class Shares with CDSC‡	-24.38%	6.55%	0.53%
H-Class Shares	-23.10%	7.28%	1.27%
Russell 2000 Index	-1.34%	11.40%	8.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 58.6%

Financial - 15.4%
CubeSmart	1,320	$43,956
MarketAxess Holdings, Inc.	280	34,952
Sovran Self Storage, Inc.	296	34,913
Highwoods Properties, Inc.	706	33,754
First American Financial Corp.	818	31,173
Investors Bancorp, Inc.	2,464	28,681
EPR Properties	428	28,512
Sun Communities, Inc.	379	27,140
Gramercy Property Trust	3,148	26,601
DCT Industrial Trust, Inc.	667	26,327
Umpqua Holdings Corp.	1,655	26,248
FirstMerit Corp.	1,243	26,164
CNO Financial Group, Inc.	1,407	25,214
CyrusOne, Inc.	550	25,108
Bank of the Ozarks, Inc.	586	24,594
Webster Financial Corp.	682	24,484
Prosperity Bancshares, Inc.	524	24,308
Healthcare Realty Trust, Inc.	760	23,476
PrivateBancorp, Inc. — Class A	590	22,774
Medical Properties Trust, Inc.	1,751	22,728
RLJ Lodging Trust	991	22,673
Sunstone Hotel Investors, Inc.	1,580	22,120
Western Alliance Bancorporation*	651	21,730
RLI Corp.	324	21,663
LaSalle Hotel Properties	846	21,412
New Residential Investment Corp. REIT	1,729	20,108
Ellie Mae, Inc.*	220	19,940
FNB Corp.	1,518	19,749
MGIC Investment Corp.*	2,548	19,542
Education Realty Trust, Inc.	467	19,427
GEO Group, Inc.	560	19,415
DuPont Fabros Technology, Inc.	472	19,130
United Bankshares, Inc.	521	19,121
First Industrial Realty Trust, Inc.	830	18,874
National Health Investors, Inc.	283	18,825
MB Financial, Inc.	563	18,269
Acadia Realty Trust	517	18,162
Fulton Financial Corp.	1,337	17,889
Radian Group, Inc.	1,434	17,782
Home BancShares, Inc.	430	17,609
Kite Realty Group Trust	628	17,402
Urban Edge Properties	672	17,364
Equity One, Inc.	598	17,139
Cathay General Bancorp	600	16,998
Cousins Properties, Inc.	1,624	16,857
Ryman Hospitality Properties, Inc.	325	16,731
Valley National Bancorp	1,748	16,676
Primerica, Inc.	366	16,299
Hudson Pacific Properties, Inc.	560	16,195
Washington Federal, Inc.	712	16,127
Janus Capital Group, Inc.	1,099	16,078
Wintrust Financial Corp.	358	15,874
Mack-Cali Realty Corp.	674	15,839
Pebblebrook Hotel Trust	543	15,785
Selective Insurance Group, Inc.	426	15,596
BancorpSouth, Inc.	724	15,428
UMB Financial Corp.	296	15,282
Kennedy-Wilson Holdings, Inc.	697	15,264
DiamondRock Hospitality Co.	1,506	15,241
Physicians Realty Trust	816	15,161
Stifel Financial Corp.*	510	15,096
Retail Opportunity Investments Corp.	744	14,969
Washington Real Estate Investment Trust	510	14,897
PS Business Parks, Inc.	147	14,775
IBERIABANK Corp.	287	14,714
EastGroup Properties, Inc.	242	14,610
First Citizens BancShares, Inc. — Class A	58	14,562
Glacier Bancorp, Inc.	566	14,388
Sterling Bancorp	900	14,338
First Financial Bankshares, Inc.	482	14,258
Colony Capital, Inc. — Class A	838	14,053
Capitol Federal Financial, Inc.	1,053	13,962
Blackhawk Network Holdings, Inc.*	407	13,960
CVB Financial Corp.	799	13,943
WageWorks, Inc.*	268	13,563
Alexander & Baldwin, Inc.	367	13,462
Hancock Holding Co.	585	13,432
Evercore Partners, Inc. — Class A	259	13,403
Lexington Realty Trust	1,541	13,253
Pinnacle Financial Partners, Inc.	270	13,245
Texas Capital Bancshares, Inc.*	342	13,126
Xenia Hotels & Resorts, Inc.	838	13,090
Columbia Banking System, Inc.	433	12,955
CoreSite Realty Corp.	183	12,812
LTC Properties, Inc.	282	12,758
BGC Partners, Inc. — Class A	1,374	12,435
Monogram Residential Trust, Inc.	1,249	12,315
New York REIT, Inc.	1,219	12,312
Community Bank System, Inc.	320	12,227
Financial Engines, Inc.	389	12,225
Argo Group International Holdings Ltd.	209	11,995
Chesapeake Lodging Trust	448	11,854
South State Corp.	183	11,754
Trustmark Corp.	507	11,676
Pennsylvania Real Estate Investment Trust	520	11,362
National Penn Bancshares, Inc.	1,051	11,183
American Assets Trust, Inc.	278	11,098
Enstar Group Ltd.*	68	11,055
EverBank Financial Corp.	726	10,955
Eagle Bancorp, Inc.*	226	10,847
Select Income REIT	470	10,834
Hilltop Holdings, Inc.*	573	10,818
Ramco-Gershenson Properties Trust	596	10,746
Astoria Financial Corp.	676	10,709

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Old National Bancorp	878	$10,703
PRA Group, Inc.*	363	10,669
First Midwest Bancorp, Inc.	586	10,560
Aircastle Ltd.	467	10,386
Invesco Mortgage Capital, Inc. REIT	852	10,377
Hatteras Financial Corp. REIT	725	10,368
Northwest Bancshares, Inc.	759	10,255
American Equity Investment Life Holding Co.	609	10,231
Simmons First National Corp. — Class A	223	10,051
Provident Financial Services, Inc.	497	10,034
International Bancshares Corp.	406	10,011
Parkway Properties, Inc.	636	9,960
STAG Industrial, Inc.	488	9,936
Renasant Corp.	301	9,906
QTS Realty Trust, Inc. — Class A	209	9,902
BofI Holding, Inc.*	460	9,816
Sabra Health Care REIT, Inc.	487	9,784
WisdomTree Investments, Inc.	855	9,773
Horace Mann Educators Corp.	308	9,761
CYS Investments, Inc.	1,186	9,654
Kemper Corp.	326	9,641
Potlatch Corp.	304	9,576
Government Properties Income Trust	528	9,425
Westamerica Bancorporation	192	9,352
MBIA, Inc.*	1,029	9,107
BBCN Bancorp, Inc.	599	9,099
Chemical Financial Corp.	253	9,030
Independent Bank Corp.	196	9,008
NBT Bancorp, Inc.	330	8,894
Park National Corp.	98	8,820
FelCor Lodging Trust, Inc.	1,075	8,729
Kearny Financial Corp.	703	8,682
Essent Group Ltd.*	416	8,653
WesBanco, Inc.	291	8,646
Beneficial Bancorp, Inc.*	621	8,501
Great Western Bancorp, Inc.	311	8,481
First Financial Bancorp	463	8,417
Union Bankshares Corp.	337	8,300
STORE Capital Corp.	303	7,842
Summit Hotel Properties, Inc.	655	7,840
HFF, Inc. — Class A	284	7,819
Yadkin Financial Corp.	325	7,693
PennyMac Mortgage Investment Trust	559	7,625
Redwood Trust, Inc.	580	7,586
Terreno Realty Corp.	322	7,551
Rexford Industrial Realty, Inc.	415	7,536
WSFS Financial Corp.	230	7,480
AMERISAFE, Inc.	142	7,461
Hersha Hospitality Trust	348	7,426
ServisFirst Bancshares, Inc.	167	7,415
United Community Banks, Inc.	398	7,351
Tompkins Financial Corp.	113	7,232
Third Point Reinsurance Ltd.*	635	7,220
Franklin Street Properties Corp.	675	7,161
Boston Private Financial Holdings, Inc.	624	7,145
Apollo Commercial Real Estate Finance, Inc.	438	7,139
Ameris Bancorp	241	7,129
Capstead Mortgage Corp.	719	7,111
St. Joe Co.*	414	7,100
Colony Starwood Homes	286	7,079
LegacyTexas Financial Group, Inc.	358	7,035
Nelnet, Inc. — Class A	178	7,008
Talmer Bancorp, Inc. — Class A	385	6,965
FCB Financial Holdings, Inc. — Class A*	209	6,951
Infinity Property & Casualty Corp.	86	6,923
Employers Holdings, Inc.	240	6,754
S&T Bancorp, Inc.	261	6,723
United Fire Group, Inc.	153	6,704
First Merchants Corp.	284	6,694
Investors Real Estate Trust	920	6,678
New Senior Investment Group, Inc.	647	6,664
Navigators Group, Inc.*	79	6,626
Banner Corp.	157	6,600
TowneBank	342	6,563
ARMOUR Residential REIT, Inc.	301	6,481
National General Holdings Corp.	300	6,477
Safety Insurance Group, Inc.	113	6,448
FNFV Group*	577	6,260
Stewart Information Services Corp.	172	6,240
Chatham Lodging Trust	288	6,172
Alexander’s, Inc.	16	6,089
Berkshire Hills Bancorp, Inc.	222	5,970
First Commonwealth Financial Corp.	670	5,936
Agree Realty Corp.	154	5,925
Cohen & Steers, Inc.	152	5,916
Brookline Bancorp, Inc.	525	5,780
Banc of California, Inc.	330	5,775
Northfield Bancorp, Inc.	351	5,770
Meridian Bancorp, Inc.	412	5,735
Investment Technology Group, Inc.	257	5,680
Lakeland Financial Corp.	124	5,677
American Capital Mortgage Investment Corp.	385	5,652
Monmouth Real Estate Investment Corp.	472	5,612
Oritani Financial Corp.	330	5,600
iStar, Inc.*	571	5,516
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	286	5,497
Wilshire Bancorp, Inc.	529	5,449
City Holding Co.	114	5,447
Ambac Financial Group, Inc.*	338	5,340
State Bank Financial Corp.	268	5,296
Universal Health Realty Income Trust	94	5,288
Hanmi Financial Corp.	239	5,263
Sandy Spring Bancorp, Inc.	185	5,149
Altisource Residential Corp.	428	5,136
CenterState Banks, Inc.	341	5,077

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Rouse Properties, Inc.	274	$5,036
Encore Capital Group, Inc.*	195	5,019
Piper Jaffray Cos.*	100	4,956
Southside Bancshares, Inc.	189	4,927
Maiden Holdings Ltd.	380	4,917
Capital Bank Financial Corp. — Class A	159	4,905
Cardinal Financial Corp.	241	4,904
Greenhill & Company, Inc.	219	4,862
Walker & Dunlop, Inc.*	200	4,854
Flushing Financial Corp.	220	4,756
Customers Bancorp, Inc.*	201	4,750
BNC Bancorp	224	4,731
Greenlight Capital Re Ltd. — Class A*	217	4,728
PHH Corp.*	373	4,677
United Financial Bancorp, Inc.	370	4,658
Cedar Realty Trust, Inc.	639	4,620
CareTrust REIT, Inc.	360	4,572
Cass Information Systems, Inc.	86	4,502
FBL Financial Group, Inc. — Class A	72	4,429
Ladder Capital Corp. — Class A	352	4,382
Pacific Premier Bancorp, Inc.*	205	4,381
Urstadt Biddle Properties, Inc. — Class A	209	4,379
Heartland Financial USA, Inc.	142	4,372
TrustCo Bank Corp. NY	714	4,327
TriCo Bancshares	170	4,304
Stock Yards Bancorp, Inc.	111	4,277
Universal Insurance Holdings, Inc.	240	4,272
Community Trust Bancorp, Inc.	118	4,168
First Interstate BancSystem, Inc. — Class A	148	4,163
Dime Community Bancshares, Inc.	236	4,158
National Western Life Group, Inc. — Class A	18	4,151
Washington Trust Bancorp, Inc.	111	4,143
Enterprise Financial Services Corp.	151	4,083
Diamond Hill Investment Group, Inc.	23	4,079
Virtus Investment Partners, Inc.	52	4,062
Silver Bay Realty Trust Corp.	272	4,039
Ashford Hospitality Trust, Inc.	627	4,000
First Potomac Realty Trust	441	3,995
Heritage Financial Corp.	226	3,971
1st Source Corp.	124	3,948
New York Mortgage Trust, Inc. REIT	822	3,896
Saul Centers, Inc.	73	3,870
Getty Realty Corp.	192	3,807
Central Pacific Financial Corp.	174	3,788
Moelis & Co. — Class A	132	3,726
First Busey Corp.	181	3,707
ConnectOne Bancorp, Inc.	224	3,662
Anworth Mortgage Asset Corp.	785	3,658
National Storage Affiliates Trust	171	3,625
MainSource Financial Group, Inc.	163	3,438
HomeStreet, Inc.*	165	3,434
Bryn Mawr Bank Corp.	133	3,422
Bridge Bancorp, Inc.	112	3,413
Westwood Holdings Group, Inc.	58	3,402
Flagstar Bancorp, Inc.*	154	3,304
Forestar Group, Inc.*	252	3,287
CoBiz Financial, Inc.	273	3,227
Apollo Residential Mortgage, Inc.	240	3,221
German American Bancorp, Inc.	100	3,220
CatchMark Timber Trust, Inc. — Class A	297	3,216
Cowen Group, Inc. — Class A*	835	3,181
Virtu Financial, Inc. — Class A	143	3,162
Western Asset Mortgage Capital Corp. REIT	314	3,156
BancFirst Corp.	55	3,137
KCG Holdings, Inc. — Class A*	258	3,083
Financial Institutions, Inc.	106	3,081
International. FCStone, Inc.*	113	3,020
RE/MAX Holdings, Inc. — Class A	88	3,018
Heritage Insurance Holdings, Inc.	185	2,954
Clifton Bancorp, Inc.	195	2,948
State National Companies, Inc.	234	2,948
Federal Agricultural Mortgage Corp. — Class C	78	2,943
Nationstar Mortgage Holdings, Inc.*	294	2,911
Great Southern Bancorp, Inc.	78	2,896
Lakeland Bancorp, Inc.	284	2,883
Blue Hills Bancorp, Inc.	210	2,871
Univest Corporation of Pennsylvania	147	2,868
First Financial Corp.	83	2,839
Mercantile Bank Corp.	126	2,825
Seacoast Banking Corporation of Florida*	178	2,811
InfraREIT, Inc.	164	2,796
Waterstone Financial, Inc.	204	2,791
First Bancorp	148	2,790
AG Mortgage Investment Trust, Inc.	212	2,771
Gladstone Commercial Corp.	165	2,703
Resource Capital Corp.	240	2,700
First Defiance Financial Corp.	70	2,689
Peoples Bancorp, Inc.	137	2,677
CU Bancorp*	126	2,667
Citizens, Inc.*	368	2,664
Anchor BanCorp Wisconsin, Inc.*	59	2,659
HomeTrust Bancshares, Inc.*	145	2,658
Opus Bank	78	2,652
First of Long Island Corp.	93	2,651
Bank Mutual Corp.	350	2,650
Preferred Bank/Los Angeles CA	87	2,632
Marcus & Millichap, Inc.*	102	2,590
Meta Financial Group, Inc.	56	2,554
First BanCorp*	872	2,546
Whitestone REIT — Class B	202	2,539
Stonegate Bank	84	2,517
Independent Bank Corp.	172	2,503
First Community Bancshares, Inc.	126	2,500
Armada Hoffler Properties, Inc.	222	2,498
Dynex Capital, Inc.	372	2,474
State Auto Financial Corp.	112	2,471

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

United Insurance Holdings Corp.	128	$2,459
OM Asset Management plc	184	2,456
Ashford Hospitality Prime, Inc.	207	2,416
Altisource Portfolio Solutions S.A.*	100	2,415
Pacific Continental Corp.	147	2,371
Camden National Corp.	56	2,352
First NBC Bank Holding Co.*	114	2,347
OFG Bancorp	334	2,335
Park Sterling Corp.	337	2,248
Houlihan Lokey, Inc.	90	2,241
Arrow Financial Corp.	84	2,232
Ares Commercial Real Estate Corp.	203	2,223
Suffolk Bancorp	88	2,221
Bank of Marin Bancorp	45	2,215
Fidelity & Guaranty Life	84	2,204
West Bancorporation, Inc.	120	2,188
Walter Investment Management Corp.*	284	2,170
Arlington Asset Investment Corp. — Class A	173	2,168
United Community Financial Corp.	369	2,166
OneBeacon Insurance Group Ltd. — Class A	170	2,164
Southwest Bancorp, Inc.	142	2,137
RAIT Financial Trust	680	2,135
HCI Group, Inc.	64	2,131
Preferred Apartment Communities, Inc. — Class A	168	2,130
Peoples Financial Services Corp.	57	2,120
Fidelity Southern Corp.	132	2,117
One Liberty Properties, Inc.	94	2,107
Horizon Bancorp	85	2,101
Federated National Holding Co.	106	2,084
QCR Holdings, Inc.	87	2,075
World Acceptance Corp.*	54	2,048
Independent Bank Group, Inc.	74	2,028
TriState Capital Holdings, Inc.*	159	2,003
Ocwen Financial Corp.*	807	1,993
Ladenburg Thalmann Financial Services, Inc.*	791	1,978
Global Indemnity plc — Class A*	63	1,961
Peapack Gladstone Financial Corp.	116	1,960
Republic Bancorp, Inc. — Class A	75	1,937
First Connecticut Bancorp, Inc.	120	1,915
Easterly Government Properties, Inc.	103	1,908
CNB Financial Corp.	108	1,900
NMI Holdings, Inc. — Class A*	373	1,884
NexPoint Residential Trust, Inc.	143	1,872
FRP Holdings, Inc.*	52	1,851
Heritage Commerce Corp.	182	1,822
National Bankshares, Inc.	53	1,819
CorEnergy Infrastructure Trust, Inc.	90	1,810
Citizens & Northern Corp.	91	1,809
Triumph Bancorp, Inc.*	113	1,789
UMH Properties, Inc.	177	1,756
OceanFirst Financial Corp.	99	1,750
GAMCO Investors, Inc. — Class A	47	1,742
Ames National Corp.	70	1,733
Baldwin & Lyons, Inc. — Class B	70	1,723
Guaranty Bancorp	111	1,716
Independence Realty Trust, Inc.	241	1,716
Orchid Island Capital, Inc.	164	1,701
Territorial Bancorp, Inc.	65	1,694
Fox Chase Bancorp, Inc.	87	1,681
American National Bankshares, Inc.	66	1,672
Charter Financial Corp.	122	1,647
BankFinancial Corp.	138	1,631
MidWestOne Financial Group, Inc.	59	1,620
National Interstate Corp.	54	1,616
Real Industry, Inc.*	184	1,600
Sierra Bancorp	88	1,597
GAIN Capital Holdings, Inc.	242	1,588
NewStar Financial, Inc.*	181	1,584
Old Second Bancorp, Inc.*	220	1,577
First Bancorp, Inc.	80	1,561
Bluerock Residential Growth REIT, Inc.	141	1,534
Consolidated-Tomoka Land Co.	33	1,523
EMC Insurance Group, Inc.	59	1,513
Sun Bancorp, Inc.*	73	1,512
Enterprise Bancorp, Inc.	57	1,496
Bar Harbor Bankshares	45	1,494
First Business Financial Services, Inc.	65	1,490
Farmers Capital Bank Corp.	56	1,480
Acacia Research Corp.	383	1,452
Bancorp, Inc.*	252	1,441
Atlas Financial Holdings, Inc.*	78	1,415
Regional Management Corp.*	82	1,403
Penns Woods Bancorp, Inc.	36	1,387
Heritage Oaks Bancorp	178	1,387
Crawford & Co. — Class B	213	1,380
BSB Bancorp, Inc.*	61	1,371
Cascade Bancorp*	231	1,319
Associated Capital Group, Inc. — Class A*	47	1,317
Tiptree Financial, Inc. — Class A	225	1,283
eHealth, Inc.*	135	1,268
Enova International, Inc.*	198	1,249
CommunityOne Bancorp*	93	1,235
Oppenheimer Holdings, Inc. — Class A	78	1,231
Trupanion, Inc.*	124	1,221
Hallmark Financial Services, Inc.*	106	1,219
RMR Group, Inc. — Class A*	48	1,200
Hingham Institution for Savings	10	1,191
Capital City Bank Group, Inc.	81	1,182
PennyMac Financial Services, Inc. — Class A*	99	1,164
Calamos Asset Management, Inc. — Class A	133	1,129
Franklin Financial Network, Inc.*	41	1,107
Merchants Bancshares, Inc.	37	1,100
C1 Financial, Inc.*	45	1,089
National Commerce Corp.*	46	1,086
Access National Corp.	54	1,071

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Century Bancorp, Inc. — Class A	27	$1,051
Donegal Group, Inc. — Class A	65	935
Marlin Business Services Corp.	65	930
Bear State Financial, Inc.*	100	927
Impac Mortgage Holdings, Inc.*	64	888
Independence Holding Co.	53	844
Green Bancorp, Inc.*	107	810
United Development Funding IV††	233	746
Pzena Investment Management, Inc. — Class A	95	717
On Deck Capital, Inc.*	87	678
Stonegate Mortgage Corp.*	109	626
Live Oak Bancshares, Inc.	36	540
Hampton Roads Bankshares, Inc.*	257	455
Ashford, Inc.*	8	365
Great Ajax Corp.	32	358
CIFC LLC	46	327
BBX Capital Corp. — Class A*	20	319
Allegiance Bancshares, Inc.*	14	257
Medley Management, Inc. — Class A	45	248
Equity Bancshares, Inc. — Class A*	11	231
People’s Utah Bancorp	14	222
ZAIS Group Holdings, Inc.*	28	136
JG Wentworth Co. — Class A*	108	132
Fifth Street Asset Management, Inc.	43	132
Altisource Asset Management Corp.*	7	83
RCS Capital Corp. — Class A*	593	6
Total Financial		3,215,366

Consumer, Non-cyclical - 12.3%
STERIS plc	639	45,401
West Pharmaceutical Services, Inc.	541	37,501
TreeHouse Foods, Inc.*	424	36,782
Post Holdings, Inc.*	462	31,772
WellCare Health Plans, Inc.*	330	30,607
Amsurg Corp. — Class A*	404	30,138
ABIOMED, Inc.*	312	29,581
Euronet Worldwide, Inc.*	393	29,125
Heartland Payment Systems, Inc.	274	26,460
PAREXEL International Corp.*	413	25,907
HealthSouth Corp.	687	25,852
Neurocrine Biosciences, Inc.*	642	25,392
Deluxe Corp.	375	23,433
Team Health Holdings, Inc.*	545	22,785
Cimpress N.V.*	246	22,310
Helen of Troy Ltd.*	213	22,086
Prestige Brands Holdings, Inc.*	391	20,876
Healthcare Services Group, Inc.	537	19,766
Myriad Genetics, Inc.*	521	19,500
Owens & Minor, Inc.	472	19,078
Molina Healthcare, Inc.*	294	18,960
Cantel Medical Corp.	258	18,411
Ultragenyx Pharmaceutical, Inc.*	288	18,233
Bright Horizons Family Solutions, Inc.*	280	18,139
LivaNova plc*	334	18,028
Cepheid*	539	17,982
NuVasive, Inc.*	363	17,659
ACADIA Pharmaceuticals, Inc.*	630	17,615
Chemed Corp.	128	17,338
Impax Laboratories, Inc.*	538	17,227
Monro Muffler Brake, Inc.	240	17,153
Catalent, Inc.*	633	16,882
Anacor Pharmaceuticals, Inc.*	308	16,463
B&G Foods, Inc.	470	16,360
Snyder’s-Lance, Inc.	520	16,360
Darling Ingredients, Inc.*	1,236	16,278
CEB, Inc.	251	16,248
Medicines Co.*	495	15,726
Lancaster Colony Corp.	140	15,480
Sanderson Farms, Inc.	170	15,331
United Natural Foods, Inc.*	379	15,274
Grand Canyon Education, Inc.*	353	15,088
Vector Group Ltd.	644	14,709
Pacira Pharmaceuticals, Inc.*	273	14,464
On Assignment, Inc.*	387	14,287
Integra LifeSciences Holdings Corp.*	212	14,280
Insulet Corp.*	426	14,126
Ligand Pharmaceuticals, Inc. — Class B*	131	14,029
Neogen Corp.*	277	13,947
Masimo Corp.*	327	13,682
Haemonetics Corp.*	388	13,572
Nektar Therapeutics*	987	13,571
ABM Industries, Inc.	419	13,538
Magellan Health, Inc.*	189	12,839
Boston Beer Company, Inc. — Class A*	69	12,770
Matthews International Corp. — Class A	247	12,713
Sotheby’s	466	12,456
Dean Foods Co.	708	12,262
Brink’s Co.	365	12,260
Globus Medical, Inc. — Class A*	516	12,255
Cal-Maine Foods, Inc.	234	12,147
J&J Snack Foods Corp.	112	12,127
Cardtronics, Inc.*	336	12,093
AMN Healthcare Services, Inc.*	356	11,965
WD-40 Co.	109	11,773
SUPERVALU, Inc.*	1,981	11,410
Tumi Holdings, Inc.*	421	11,291
Kite Pharma, Inc.*	243	11,156
Wright Medical Group N.V.*	669	11,105
FTI Consulting, Inc.*	311	11,044
ICU Medical, Inc.*	106	11,035
Travelport Worldwide Ltd.	792	10,819
Korn/Ferry International	378	10,694
Air Methods Corp.*	294	10,649
Fresh Del Monte Produce, Inc.	251	10,560
Prothena Corporation plc*	254	10,454
Novavax, Inc.*	2,011	10,377
Ironwood Pharmaceuticals, Inc. — Class A*	943	10,316

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Cambrex Corp.*	234	$10,295
Advisory Board Co.*	318	10,256
Amedisys, Inc.*	211	10,200
Halyard Health, Inc.*	349	10,027
Universal Corp.	169	9,601
HMS Holdings Corp.*	665	9,543
Natus Medical, Inc.*	247	9,492
Huron Consulting Group, Inc.*	162	9,427
Select Medical Holdings Corp.*	788	9,307
ExamWorks Group, Inc.*	313	9,252
Fresh Market, Inc.*	324	9,244
CONMED Corp.	208	8,724
Ensign Group, Inc.	382	8,648
SpartanNash Co.	282	8,547
LifeLock, Inc.*	708	8,546
Acorda Therapeutics, Inc.*	320	8,464
Emergent BioSolutions, Inc.*	227	8,251
DeVry Education Group, Inc.	477	8,238
TrueBlue, Inc.*	314	8,211
Affymetrix, Inc.*	582	8,154
Innoviva, Inc.	640	8,058
ARIAD Pharmaceuticals, Inc.*	1,256	8,026
Green Dot Corp. — Class A*	343	7,879
Kindred Healthcare, Inc.	632	7,805
Radius Health, Inc.*	247	7,766
Abaxis, Inc.	169	7,671
TESARO, Inc.*	174	7,661
FibroGen, Inc.*	358	7,622
Portola Pharmaceuticals, Inc.*	373	7,609
Insperity, Inc.	146	7,553
Halozyme Therapeutics, Inc.*	797	7,548
Ophthotech Corp.*	177	7,482
Diplomat Pharmacy, Inc.*	272	7,453
Surgical Care Affiliates, Inc.*	161	7,451
ACCO Brands Corp.*	824	7,400
Analogic Corp.	93	7,348
Amicus Therapeutics, Inc.*	869	7,343
Cynosure, Inc. — Class A*	166	7,324
Merrimack Pharmaceuticals, Inc.*	865	7,240
MiMedx Group, Inc.*	815	7,123
NxStage Medical, Inc.*	475	7,120
Nevro Corp.*	126	7,089
TherapeuticsMD, Inc.*	1,080	6,912
EVERTEC, Inc.	492	6,878
Five Prime Therapeutics, Inc.*	169	6,866
Greatbatch, Inc.*	191	6,807
Achillion Pharmaceuticals, Inc.*	881	6,801
Exelixis, Inc.*	1,687	6,748
HealthEquity, Inc.*	272	6,710
Andersons, Inc.	213	6,690
Team, Inc.*	218	6,623
Repligen Corp.*	246	6,598
Zeltiq Aesthetics, Inc.*	242	6,573
Sarepta Therapeutics, Inc.*	335	6,539
ZIOPHARM Oncology, Inc.*	869	6,448
Meridian Bioscience, Inc.	312	6,431
PRA Health Sciences, Inc.*	149	6,371
Rent-A-Center, Inc.	399	6,324
Calavo Growers, Inc.	110	6,277
Depomed, Inc.*	449	6,255
Luminex Corp.*	322	6,247
Merit Medical Systems, Inc.*	329	6,083
AMAG Pharmaceuticals, Inc.*	258	6,037
Seaboard Corp.*	2	6,006
Orthofix International N.V.*	141	5,854
Insmed, Inc.*	462	5,854
Apollo Education Group, Inc. — Class A*	708	5,816
Coca-Cola Bottling Company Consolidated	36	5,752
Navigant Consulting, Inc.*	361	5,707
Intra-Cellular Therapies, Inc.*	200	5,560
ImmunoGen, Inc.*	646	5,504
Inogen, Inc.*	118	5,308
Dynavax Technologies Corp.*	274	5,272
Providence Service Corp.*	103	5,260
USANA Health Sciences, Inc.*	43	5,222
Central Garden & Pet Co. — Class A*	317	5,164
ICF International, Inc.*	147	5,052
PharMerica Corp.*	228	5,041
Tootsie Roll Industries, Inc.	143	5,002
Anika Therapeutics, Inc.*	111	4,964
Exact Sciences Corp.*	721	4,860
LDR Holding Corp.*	189	4,818
Capella Education Co.	91	4,790
Inovio Pharmaceuticals, Inc.*	538	4,686
National Healthcare Corp.	75	4,673
US Physical Therapy, Inc.	93	4,625
Spectranetics Corp.*	318	4,617
Cempra, Inc.*	263	4,608
LendingTree, Inc.*	47	4,596
Endologix, Inc.*	549	4,590
RPX Corp.*	407	4,583
McGrath RentCorp	181	4,539
NutriSystem, Inc.	217	4,529
Triple-S Management Corp. — Class B*	181	4,500
TriNet Group, Inc.*	309	4,434
MacroGenics, Inc.*	236	4,425
Viad Corp.	151	4,403
Omeros Corp.*	287	4,403
Resources Connection, Inc.	282	4,388
John B Sanfilippo & Son, Inc.	63	4,353
Atrion Corp.	11	4,349
Alder Biopharmaceuticals, Inc.*	176	4,310
Acceleron Pharma, Inc.*	162	4,275
Momenta Pharmaceuticals, Inc.*	462	4,269
Kelly Services, Inc. — Class A	223	4,264
Cerus Corp.*	716	4,246

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Vascular Solutions, Inc.*	130	$4,229
Heron Therapeutics, Inc.*	219	4,159
PDL BioPharma, Inc.	1,231	4,099
Capital Senior Living Corp.*	221	4,093
HeartWare International, Inc.*	130	4,085
SciClone Pharmaceuticals, Inc.*	371	4,081
Incorporated Research Holdings, Inc. — Class A*	98	4,039
Theravance Biopharma, Inc.*	214	4,023
Clovis Oncology, Inc.*	209	4,013
Strayer Education, Inc.*	82	3,998
Supernus Pharmaceuticals, Inc.*	258	3,935
Inter Parfums, Inc.	127	3,925
Pacific Biosciences of California, Inc.*	455	3,868
Paylocity Holding Corp.*	116	3,798
Ennis, Inc.	193	3,773
Coherus Biosciences, Inc.*	177	3,758
Ingles Markets, Inc. — Class A	100	3,750
CBIZ, Inc.*	370	3,733
Lexicon Pharmaceuticals, Inc.*	312	3,728
Quidel Corp.*	216	3,728
Weis Markets, Inc.	82	3,695
Epizyme, Inc.*	302	3,660
Keryx Biopharmaceuticals, Inc.*	778	3,633
Kforce, Inc.	184	3,603
National Beverage Corp.*	85	3,597
AtriCure, Inc.*	213	3,585
Retrophin, Inc.*	262	3,579
Arena Pharmaceuticals, Inc.*	1,816	3,578
Lannett Company, Inc.*	198	3,550
Phibro Animal Health Corp. — Class A	131	3,542
Enanta Pharmaceuticals, Inc.*	120	3,524
LHC Group, Inc.*	99	3,520
Geron Corp.*	1,185	3,460
Accuray, Inc.*	593	3,428
Sage Therapeutics, Inc.*	104	3,334
Relypsa, Inc.*	246	3,333
Genomic Health, Inc.*	134	3,319
Heidrick & Struggles International, Inc.	138	3,271
Invacare Corp.	244	3,213
Spectrum Pharmaceuticals, Inc.*	502	3,193
Sangamo BioSciences, Inc.*	524	3,170
Revlon, Inc. — Class A*	86	3,131
Array BioPharma, Inc.*	1,056	3,115
OraSure Technologies, Inc.*	422	3,051
Weight Watchers International, Inc.*	208	3,022
SP Plus Corp.*	125	3,008
MannKind Corp.*	1,851	2,980
Smart & Final Stores, Inc.*	182	2,948
Performance Food Group Co.*	126	2,942
Amphastar Pharmaceuticals, Inc.*	239	2,868
Chefs’ Warehouse, Inc.*	141	2,861
Albany Molecular Research, Inc.*	187	2,859
Xencor, Inc.*	213	2,858
NewLink Genetics Corp.*	156	2,839
Rockwell Medical, Inc.*	377	2,831
Celldex Therapeutics, Inc.*	746	2,820
Insys Therapeutics, Inc.*	176	2,814
Cross Country Healthcare, Inc.*	241	2,803
Quad/Graphics, Inc.	215	2,782
Raptor Pharmaceutical Corp.*	603	2,774
Omega Protein Corp.*	163	2,761
Hackett Group, Inc.	179	2,706
NeoGenomics, Inc.*	401	2,703
Universal American Corp.	376	2,685
James River Group Holdings Ltd.	82	2,645
Vanda Pharmaceuticals, Inc.*	314	2,625
Adeptus Health, Inc. — Class A*	47	2,610
Eagle Pharmaceuticals, Inc.*	64	2,592
Accelerate Diagnostics, Inc.*	178	2,558
American Public Education, Inc.*	123	2,537
CorVel Corp.*	64	2,523
Forrester Research, Inc.	75	2,521
K12, Inc.*	253	2,502
Carriage Services, Inc. — Class A	115	2,485
Cardiovascular Systems, Inc.*	237	2,458
Medifast, Inc.	81	2,445
Dermira, Inc.*	116	2,399
Atara Biotherapeutics, Inc.*	126	2,398
Revance Therapeutics, Inc.*	137	2,392
Agenus, Inc.*	574	2,388
Landauer, Inc.	72	2,381
BioTelemetry, Inc.*	202	2,359
Intersect ENT, Inc.*	124	2,356
Healthways, Inc.*	232	2,341
AngioDynamics, Inc.*	189	2,323
Career Education Corp.*	510	2,315
Progenics Pharmaceuticals, Inc.*	522	2,276
TG Therapeutics, Inc.*	265	2,258
Monster Worldwide, Inc.*	685	2,233
Corcept Therapeutics, Inc.*	463	2,167
La Jolla Pharmaceutical Co.*	103	2,154
STAAR Surgical Co.*	291	2,150
Arrowhead Research Corp.*	445	2,145
Tejon Ranch Co.*	103	2,119
CryoLife, Inc.	193	2,075
Synergy Pharmaceuticals, Inc.*	750	2,070
Advaxis, Inc.*	227	2,050
Sucampo Pharmaceuticals, Inc. — Class A*	186	2,033
Great Lakes Dredge & Dock Corp.*	453	2,020
Sagent Pharmaceuticals, Inc.*	166	2,020
ANI Pharmaceuticals, Inc.*	60	2,020
Almost Family, Inc.*	54	2,011
Akebia Therapeutics, Inc.*	223	2,009
XenoPort, Inc.*	444	2,002
Natural Health Trends Corp.	60	1,989

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Trevena, Inc.*	238	$1,968
K2M Group Holdings, Inc.*	132	1,958
CSS Industries, Inc.	70	1,955
Seneca Foods Corp. — Class A*	56	1,945
Infinity Pharmaceuticals, Inc.*	367	1,934
ServiceSource International, Inc.*	441	1,879
Aerie Pharmaceuticals, Inc.*	154	1,873
MGP Ingredients, Inc.	77	1,866
Loxo Oncology, Inc.*	68	1,859
Cytokinetics, Inc.*	262	1,847
Mirati Therapeutics, Inc.*	86	1,840
SurModics, Inc.*	99	1,823
Vectrus, Inc.*	80	1,820
Immunomedics, Inc.*	725	1,813
Spark Therapeutics, Inc.*	60	1,771
Editas Medicine, Inc.*	51	1,760
Utah Medical Products, Inc.	28	1,751
Chimerix, Inc.*	342	1,748
Lion Biotechnologies, Inc.*	339	1,722
RTI Surgical, Inc.*	429	1,716
Zogenix, Inc.*	185	1,709
Seres Therapeutics, Inc.*	64	1,700
Esperion Therapeutics, Inc.*	99	1,674
OvaScience, Inc.*	176	1,670
GenMark Diagnostics, Inc.*	316	1,665
Otonomy, Inc.*	111	1,656
Galena Biopharma, Inc.*	1,211	1,647
Foundation Medicine, Inc.*	90	1,636
Franklin Covey Co.*	93	1,636
PTC Therapeutics, Inc.*	253	1,629
Farmer Brothers Co.*	58	1,616
Elizabeth Arden, Inc.*	196	1,605
Amplify Snack Brands, Inc.*	112	1,604
Concert Pharmaceuticals, Inc.*	116	1,585
Surgery Partners, Inc.*	119	1,578
Penumbra, Inc.*	34	1,564
Barrett Business Services, Inc.	54	1,553
Karyopharm Therapeutics, Inc.*	173	1,543
Exactech, Inc.*	76	1,540
BioCryst Pharmaceuticals, Inc.*	543	1,537
Nutraceutical International Corp.*	63	1,534
Civitas Solutions, Inc.*	88	1,534
NanoString Technologies, Inc.*	100	1,522
Teligent, Inc.*	310	1,519
Oxford Immunotec Global plc*	151	1,496
Organovo Holdings, Inc.*	688	1,493
Ascent Capital Group, Inc. — Class A*	100	1,481
Regulus Therapeutics, Inc.*	212	1,469
Vital Therapies, Inc.*	159	1,442
Natural Grocers by Vitamin Cottage, Inc.*	67	1,425
Alarm.com Holdings, Inc.*	60	1,422
TransEnterix, Inc.*	334	1,420
Aralez Pharmaceuticals, Inc.*	399	1,416
InVivo Therapeutics Holdings Corp.*	199	1,389
ARC Document Solutions, Inc.*	307	1,382
LeMaitre Vascular, Inc.	89	1,381
Paratek Pharmaceuticals, Inc.*	91	1,380
Cellular Biomedicine Group, Inc.*	74	1,380
Rigel Pharmaceuticals, Inc.*	663	1,379
CRA International, Inc.*	69	1,355
Versartis, Inc.*	168	1,347
Curis, Inc.*	834	1,343
MoneyGram International, Inc.*	219	1,340
CytRx Corp.*	495	1,327
Limoneira Co.	86	1,307
Village Super Market, Inc. — Class A	54	1,305
BioSpecifics Technologies Corp.*	37	1,288
OncoMed Pharmaceuticals, Inc.*	127	1,284
Bridgepoint Education, Inc.*	126	1,270
Idera Pharmaceuticals, Inc.*	641	1,269
Blueprint Medicines Corp.*	70	1,264
Tetraphase Pharmaceuticals, Inc.*	272	1,259
Sequenom, Inc.*	885	1,248
Genocea Biosciences, Inc.*	161	1,246
RadNet, Inc.*	258	1,246
Adamas Pharmaceuticals, Inc.*	86	1,244
Heska Corp.*	43	1,226
Aratana Therapeutics, Inc.*	222	1,225
Axovant Sciences Ltd.*	106	1,217
BioTime, Inc.*	422	1,211
Pfenex, Inc.*	122	1,199
PFSweb, Inc.*	91	1,194
AAC Holdings, Inc.*	60	1,187
Electro Rent Corp.	125	1,158
Sorrento Therapeutics, Inc.*	215	1,157
Tandem Diabetes Care, Inc.*	132	1,149
Durect Corp.*	844	1,139
National Research Corp. — Class A	73	1,135
Everi Holdings, Inc.*	492	1,127
Aimmune Therapeutics, Inc.*	83	1,125
BioDelivery Sciences International, Inc.*	348	1,124
Foamix Pharmaceuticals Ltd.*	171	1,115
Immune Design Corp.*	85	1,105
BioScrip, Inc.*	516	1,104
Ignyta, Inc.*	162	1,097
VIVUS, Inc.*	781	1,093
Cutera, Inc.*	97	1,091
Anthera Pharmaceuticals, Inc.*	300	1,086
Ocular Therapeutix, Inc.*	112	1,082
Ardelyx, Inc.*	138	1,072
Navidea Biopharmaceuticals, Inc.*	1,130	1,067
Trovagene, Inc.*	222	1,032
Antares Pharma, Inc.*	1,161	1,010
Civeo Corp.*	812	999
Collegium Pharmaceutical, Inc.*	55	998
Flexion Therapeutics, Inc.*	104	957

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Avexis, Inc.*	35	$953
SeaSpine Holdings Corp.*	64	937
Cara Therapeutics, Inc.*	149	927
Applied Genetic Technologies Corp.*	66	923
CTI BioPharma Corp.*	1,726	917
Oncothyreon, Inc.*	718	912
Collectors Universe, Inc.	54	896
Care.com, Inc.*	144	886
Liberty Tax, Inc.	45	882
Endocyte, Inc.*	283	877
Glaukos Corp.*	52	877
Senomyx, Inc.*	330	858
Addus HomeCare Corp.*	49	842
Inventure Foods, Inc.*	148	836
Zafgen, Inc.*	124	828
ConforMIS, Inc.*	77	828
Global Blood Therapeutics, Inc.*	52	825
Osiris Therapeutics, Inc.	143	817
Aduro Biotech, Inc.*	63	807
Alico, Inc.	29	801
Synutra International, Inc.*	159	790
T2 Biosystems, Inc.*	80	789
Avalanche Biotechnologies, Inc.*	148	765
Nature’s Sunshine Products, Inc.	79	758
Harvard Bioscience, Inc.*	251	758
Nobilis Health Corp.*	240	749
Entellus Medical, Inc.*	41	746
Five Star Quality Care, Inc.*	324	742
Medgenics, Inc.*	166	730
Natera, Inc.*	75	713
Peregrine Pharmaceuticals, Inc.*	1,656	696
Aegerion Pharmaceuticals, Inc.*	188	696
Universal Technical Institute, Inc.	159	685
Teladoc, Inc.*	71	682
CorMedix, Inc.*	256	678
CDI Corp.	107	672
Catalyst Pharmaceuticals, Inc.*	570	667
Pendrell Corp.*	1,246	660
Vitae Pharmaceuticals, Inc.*	99	656
Genesis Healthcare, Inc.*	275	638
CPI Card Group, Inc.	77	634
Craft Brew Alliance, Inc.*	77	634
Unilife Corp.*	926	630
Dicerna Pharmaceuticals, Inc.*	113	606
Neff Corp. — Class A*	78	580
Bellicum Pharmaceuticals, Inc.*	62	580
Invitae Corp.*	55	563
Stemline Therapeutics, Inc.*	118	550
Veracyte, Inc.*	101	545
Assembly Biosciences, Inc.*	108	542
Novocure Ltd.*	37	536
Volt Information Sciences, Inc.*	71	535
XOMA Corp.*	684	529
ChemoCentryx, Inc.*	209	520
Aclaris Therapeutics, Inc.*	27	512
Northwest Biotherapeutics, Inc.*	350	511
Chiasma, Inc.*	55	504
Fibrocell Science, Inc.*	195	488
Patriot National, Inc.*	63	485
Agile Therapeutics, Inc.*	78	484
Calithera Biosciences, Inc.*	83	471
Cidara Therapeutics, Inc.*	36	457
Proteon Therapeutics, Inc.*	58	449
Neos Therapeutics, Inc.*	41	442
CytomX Therapeutics, Inc.*	34	439
Affimed N.V.*	116	434
Orexigen Therapeutics, Inc.*	768	432
Second Sight Medical Products, Inc.*	89	430
Cambium Learning Group, Inc.*	99	423
Sientra, Inc.*	60	410
iRadimed Corp.*	21	402
Tokai Pharmaceuticals, Inc.*	71	398
Alimera Sciences, Inc.*	227	397
Lifeway Foods, Inc.*	36	390
Verastem, Inc.*	242	382
Asterias Biotherapeutics, Inc.*	78	367
REGENXBIO, Inc.*	33	356
Edge Therapeutics, Inc.*	38	348
Nuvectra Corp.*	64	344
Pernix Therapeutics Holdings, Inc.*	326	342
Corium International, Inc.*	80	309
MyoKardia, Inc.*	28	300
XBiotech, Inc.*	30	284
Alliance HealthCare Services, Inc.*	38	273
NantKwest, Inc.*	30	247
Voyager Therapeutics, Inc.*	27	236
Abeona Therapeutics, Inc.*	86	220
Threshold Pharmaceuticals, Inc.*	478	220
Dimension Therapeutics, Inc.*	25	196
aTyr Pharma, Inc.*	46	181
Arcadia Biosciences, Inc.*	61	170
Synta Pharmaceuticals Corp.*	682	164
Tobira Therapeutics, Inc.*	20	164
EndoChoice Holdings, Inc.*	31	162
Invuity, Inc.*	21	152
Zynerba Pharmaceuticals, Inc.*	16	151
vTv Therapeutics, Inc. — Class A*	28	144
Lantheus Holdings, Inc.*	55	104
Catabasis Pharmaceuticals, Inc.*	20	101
Oncocyte Corp.*	21	97
Nivalis Therapeutics, Inc.*	23	96
Carbylan Therapeutics, Inc.*	92	59
Fairway Group Holdings Corp.*	156	55
SFX Entertainment, Inc.*	347	14
Total Consumer, Non-cyclical		2,572,727

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Consumer, Cyclical - 7.7%
Vail Resorts, Inc.	272	$36,366
Casey’s General Stores, Inc.	293	33,203
Burlington Stores, Inc.*	568	31,943
Pool Corp.	326	28,603
Texas Roadhouse, Inc. — Class A	526	22,922
American Eagle Outfitters, Inc.	1,357	22,620
Tenneco, Inc.*	438	22,561
Cracker Barrel Old Country Store, Inc.	143	21,831
Buffalo Wild Wings, Inc.*	143	21,181
Cheesecake Factory, Inc.	365	19,378
CalAtlantic Group, Inc.	579	19,349
Allegiant Travel Co. — Class A	101	17,984
Jack in the Box, Inc.	280	17,884
Five Below, Inc.*	412	17,032
Big Lots, Inc.	375	16,984
Hawaiian Holdings, Inc.*	357	16,847
Abercrombie & Fitch Co. — Class A	524	16,527
Dana Holding Corp.	1,157	16,302
Cooper Tire & Rubber Co.	432	15,993
Pinnacle Entertainment, Inc.*	453	15,900
Steven Madden Ltd.*	422	15,631
Beacon Roofing Supply, Inc.*	371	15,215
Lithia Motors, Inc. — Class A	170	14,846
Deckers Outdoor Corp.*	247	14,798
Bloomin’ Brands, Inc.	877	14,795
G-III Apparel Group Ltd.*	299	14,619
Churchill Downs, Inc.	97	14,345
TRI Pointe Group, Inc.*	1,214	14,301
Wolverine World Wide, Inc.	776	14,294
Chico’s FAS, Inc.	1,074	14,252
DreamWorks Animation SKG, Inc. — Class A*	571	14,247
Ascena Retail Group, Inc.*	1,288	14,245
Core-Mark Holding Company, Inc.	173	14,110
Herman Miller, Inc.	448	13,839
Express, Inc.*	640	13,702
Sonic Corp.	376	13,220
HNI Corp.	333	13,044
Marriott Vacations Worldwide Corp.	193	13,028
Children’s Place, Inc.	156	13,021
Columbia Sportswear Co.	216	12,979
HSN, Inc.	244	12,764
Liberty TripAdvisor Holdings, Inc. — Class A*	561	12,432
Boyd Gaming Corp.*	600	12,396
PriceSmart, Inc.	146	12,349
UniFirst Corp.	111	12,112
Genesco, Inc.*	166	11,994
DineEquity, Inc.	127	11,866
Papa John’s International, Inc.	217	11,759
Asbury Automotive Group, Inc.*	192	11,489
Mobile Mini, Inc.	343	11,326
Gentherm, Inc.*	270	11,229
G&K Services, Inc. — Class A	151	11,061
Dorman Products, Inc.*	200	10,884
SeaWorld Entertainment, Inc.	515	10,846
Meritage Homes Corp.*	297	10,829
Restoration Hardware Holdings, Inc.*	253	10,601
La-Z-Boy, Inc.	386	10,321
Group 1 Automotive, Inc.	175	10,271
Penn National Gaming, Inc.*	600	10,014
First Cash Financial Services, Inc.	211	9,719
Steelcase, Inc. — Class A	625	9,325
Caleres, Inc.	329	9,307
Essendant, Inc.	288	9,196
Interface, Inc. — Class A	495	9,177
Popeyes Louisiana Kitchen, Inc.*	173	9,006
La Quinta Holdings, Inc.*	708	8,850
American Axle & Manufacturing Holdings, Inc.*	568	8,742
Guess?, Inc.	464	8,709
ScanSource, Inc.*	203	8,197
KB Home	566	8,082
Knoll, Inc.	366	7,924
iRobot Corp.*	223	7,872
SkyWest, Inc.	388	7,756
International Speedway Corp. — Class A	209	7,714
Cato Corp. — Class A	199	7,671
Diamond Resorts International, Inc.*	313	7,606
Select Comfort Corp.*	391	7,581
Krispy Kreme Doughnuts, Inc.*	485	7,561
Cash America International, Inc.	192	7,419
Oxford Industries, Inc.	110	7,395
Bob Evans Farms, Inc.	157	7,330
Cooper-Standard Holding, Inc.*	102	7,327
MDC Holdings, Inc.	292	7,318
Finish Line, Inc. — Class A	345	7,280
Virgin America, Inc.*	188	7,249
American Woodmark Corp.*	97	7,235
Buckle, Inc.	212	7,180
National CineMedia, Inc.	460	6,997
TiVo, Inc.*	730	6,942
Vitamin Shoppe, Inc.*	224	6,935
Belmond Ltd. — Class A*	728	6,909
Universal Electronics, Inc.*	111	6,881
Red Robin Gourmet Burgers, Inc.*	106	6,834
Wabash National Corp.*	510	6,732
BJ’s Restaurants, Inc.*	161	6,693
Wesco Aircraft Holdings, Inc.*	462	6,648
Dave & Buster’s Entertainment, Inc.*	170	6,593
Fiesta Restaurant Group, Inc.*	201	6,589
Denny’s Corp.*	633	6,558
Mattress Firm Holding Corp.*	154	6,528
Tailored Brands, Inc.	362	6,480
Hibbett Sports, Inc.*	172	6,175
Cavco Industries, Inc.*	66	6,168
Francesca’s Holdings Corp.*	317	6,074
Ethan Allen Interiors, Inc.	190	6,046

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Meritor, Inc.*	712	$5,738
Zoe’s Kitchen, Inc.*	145	5,654
Crocs, Inc.*	578	5,560
Carmike Cinemas, Inc.*	183	5,497
Callaway Golf Co.	585	5,335
Standard Motor Products, Inc.	151	5,232
Motorcar Parts of America, Inc.*	135	5,127
Outerwall, Inc.	131	4,846
Rush Enterprises, Inc. — Class A*	265	4,834
Ruth’s Hospitality Group, Inc.	262	4,823
Navistar International Corp.*	382	4,783
Pier 1 Imports, Inc.	677	4,746
Barnes & Noble, Inc.	382	4,722
BMC Stock Holdings, Inc.*	282	4,687
ClubCorp Holdings, Inc.	329	4,619
Nautilus, Inc.*	236	4,560
Sonic Automotive, Inc. — Class A	246	4,546
Winnebago Industries, Inc.	202	4,535
Biglari Holdings, Inc.*	12	4,461
AMC Entertainment Holdings, Inc. — Class A	159	4,450
Tower International, Inc.	158	4,298
Interval Leisure Group, Inc.	294	4,245
Fred’s, Inc. — Class A	279	4,160
Regis Corp.*	272	4,132
H&E Equipment Services, Inc.	233	4,084
Installed Building Products, Inc.*	149	3,965
Modine Manufacturing Co.*	360	3,964
Superior Industries International, Inc.	176	3,886
Chuy’s Holdings, Inc.*	124	3,853
Douglas Dynamics, Inc.	168	3,849
Carrols Restaurant Group, Inc.*	266	3,841
MarineMax, Inc.*	192	3,738
Scientific Games Corp. — Class A*	381	3,593
M/I Homes, Inc.*	184	3,432
Taylor Morrison Home Corp. — Class A*	243	3,431
Movado Group, Inc.	120	3,304
Haverty Furniture Companies, Inc.	153	3,237
Vera Bradley, Inc.*	159	3,234
Libbey, Inc.	164	3,050
Tile Shop Holdings, Inc.*	203	3,027
Shoe Carnival, Inc.	112	3,020
Zumiez, Inc.*	150	2,988
Del Frisco’s Restaurant Group, Inc.*	178	2,951
Kimball International, Inc. — Class B	258	2,928
DTS, Inc.*	132	2,875
Iconix Brand Group, Inc.*	357	2,874
Caesars Entertainment Corp.*	416	2,829
Party City Holdco, Inc.*	188	2,828
PetMed Express, Inc.	152	2,722
Tuesday Morning Corp.*	330	2,699
Lumber Liquidators Holdings, Inc.*	203	2,663
Hooker Furniture Corp.	81	2,661
Marcus Corp.	137	2,596
Bassett Furniture Industries, Inc.	81	2,581
Unifi, Inc.*	111	2,543
LGI Homes, Inc.*	105	2,542
Ruby Tuesday, Inc.*	466	2,507
Eros International plc*	212	2,440
Eldorado Resorts, Inc.*	211	2,414
Barnes & Noble Education, Inc.*	240	2,352
Isle of Capri Casinos, Inc.*	165	2,310
Conn’s, Inc.*	184	2,293
Kirkland’s, Inc.	130	2,276
Daktronics, Inc.	288	2,275
Veritiv Corp.*	61	2,273
Federal-Mogul Holdings Corp.*	229	2,263
Potbelly Corp.*	163	2,218
Malibu Boats, Inc. — Class A*	134	2,197
WCI Communities, Inc.*	116	2,155
William Lyon Homes — Class A*	147	2,130
Beazer Homes USA, Inc.*	244	2,128
Caesars Acquisition Co. — Class A*	346	2,118
PC Connection, Inc.	81	2,091
Citi Trends, Inc.	116	2,068
Culp, Inc.	77	2,019
Fox Factory Holding Corp.*	127	2,008
Flexsteel Industries, Inc.	45	1,966
Century Communities, Inc.*	114	1,946
Stage Stores, Inc.	241	1,942
Planet Fitness, Inc. — Class A*	116	1,884
Ollie’s Bargain Outlet Holdings, Inc.*	77	1,804
NACCO Industries, Inc. — Class A	31	1,780
Speedway Motorsports, Inc.	88	1,745
Titan International, Inc.	324	1,743
Miller Industries, Inc.	85	1,724
Sequential Brands Group, Inc.*	269	1,719
Horizon Global Corp.*	136	1,711
Sportsman’s Warehouse Holdings, Inc.*	134	1,688
Perry Ellis International, Inc.*	91	1,675
Winmark Corp.	17	1,666
Shake Shack, Inc. — Class A*	44	1,642
Arctic Cat, Inc.	97	1,630
Stein Mart, Inc.	221	1,620
Strattec Security Corp.	28	1,607
Habit Restaurants, Inc. — Class A*	86	1,602
America’s Car-Mart, Inc.*	64	1,600
Big 5 Sporting Goods Corp.	137	1,522
Titan Machinery, Inc.*	130	1,503
Reading International, Inc. — Class A*	124	1,486
Monarch Casino & Resort, Inc.*	76	1,479
Metaldyne Performance Group, Inc.	86	1,446
Destination XL Group, Inc.*	270	1,396
Hovnanian Enterprises, Inc. — Class A*	894	1,395
Build-A-Bear Workshop, Inc. — Class A*	107	1,390
El Pollo Loco Holdings, Inc.*	101	1,347
Weyco Group, Inc.	50	1,331

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Green Brick Partners, Inc.*	162	$1,229
West Marine, Inc.*	135	1,227
Lifetime Brands, Inc.	81	1,221
Jamba, Inc.*	98	1,211
Freshpet, Inc.*	158	1,158
EZCORP, Inc. — Class A*	389	1,155
Intrawest Resorts Holdings, Inc.*	135	1,154
Cherokee, Inc.*	64	1,138
Wingstop, Inc.*	50	1,134
J Alexander’s Holdings, Inc.*	104	1,098
Performance Sports Group Ltd.*	339	1,078
JAKKS Pacific, Inc.*	143	1,064
AV Homes, Inc.*	93	1,056
Bojangles’, Inc.*	62	1,055
Noodles & Co.*	87	1,032
New Home Company, Inc.*	83	1,018
Superior Uniform Group, Inc.	57	1,016
Escalade, Inc.	76	895
Bravo Brio Restaurant Group, Inc.*	114	884
Johnson Outdoors, Inc. — Class A	38	844
Boot Barn Holdings, Inc.*	89	837
Kona Grill, Inc.*	63	816
Papa Murphy’s Holdings, Inc.*	68	813
Black Diamond, Inc.*	170	768
Systemax, Inc.*	85	745
Vince Holding Corp.*	116	734
Container Store Group, Inc.*	118	693
VOXX International Corp. — Class A*	151	675
Christopher & Banks Corp.*	279	667
Duluth Holdings, Inc.*	34	663
Marine Products Corp.	81	615
Commercial Vehicle Group, Inc.*	226	599
Skullcandy, Inc.*	166	591
Tilly’s, Inc. — Class A*	85	569
Castle Brands, Inc.*	499	469
Accuride Corp.*	291	451
MCBC Holdings, Inc.*	32	451
Flex Pharma, Inc.*	41	450
Blue Bird Corp.*	38	412
Fogo De Chao, Inc.*	23	359
Empire Resorts, Inc.*	23	314
Morgans Hotel Group Co.*	203	280
bebe stores, Inc.*	213	117
Total Consumer, Cyclical		1,620,651

Industrial - 7.4%
Berry Plastics Group, Inc.*	895	32,355
FEI Co.	312	27,771
Curtiss-Wright Corp.	334	25,274
Woodward, Inc.	465	24,189
Teledyne Technologies, Inc.*	265	23,356
EMCOR Group, Inc.	470	22,842
CLARCOR, Inc.	377	21,787
Tech Data Corp.*	275	21,112
Littelfuse, Inc.	169	20,806
Belden, Inc.	319	19,580
Generac Holdings, Inc.*	520	19,364
EnerSys	333	18,555
Louisiana-Pacific Corp.*	1,068	18,284
Dycom Industries, Inc.*	255	16,491
XPO Logistics, Inc.*	535	16,425
Coherent, Inc.*	178	16,358
Universal Display Corp.*	301	16,284
Rexnord Corp.*	764	15,448
Masonite International Corp.*	227	14,868
Barnes Group, Inc.	411	14,396
Esterline Technologies Corp.*	224	14,352
HEICO Corp. — Class A	300	14,279
Hillenbrand, Inc.	471	14,107
IMAX Corp.*	453	14,084
Granite Construction, Inc.	294	14,054
Sanmina Corp.*	594	13,887
Proto Labs, Inc.*	175	13,490
Tetra Tech, Inc.	451	13,449
Matson, Inc.	327	13,136
Applied Industrial Technologies, Inc.	302	13,108
Universal Forest Products, Inc.	151	12,959
RBC Bearings, Inc.*	175	12,821
Moog, Inc. — Class A*	278	12,699
KLX, Inc.*	395	12,695
Mueller Industries, Inc.	427	12,562
John Bean Technologies Corp.	220	12,410
Vishay Intertechnology, Inc.	1,015	12,393
Swift Transportation Co. — Class A*	662	12,333
Knight Transportation, Inc.	468	12,238
Itron, Inc.*	289	12,056
Simpson Manufacturing Company, Inc.	315	12,024
Mueller Water Products, Inc. — Class A	1,206	11,915
Drew Industries, Inc.	181	11,667
Watts Water Technologies, Inc. — Class A	211	11,632
Franklin Electric Company, Inc.	358	11,517
Hub Group, Inc. — Class A*	271	11,054
Actuant Corp. — Class A	447	11,044
Headwaters, Inc.*	553	10,972
AZZ, Inc.	193	10,924
Smith & Wesson Holding Corp.*	404	10,754
Advanced Energy Industries, Inc.*	309	10,750
Trex Company, Inc.*	224	10,736
MSA Safety, Inc.	220	10,637
Forward Air Corp.	233	10,560
MasTec, Inc.*	501	10,140
Plexus Corp.*	253	9,999
EnPro Industries, Inc.	172	9,921
Exponent, Inc.	194	9,896
OSI Systems, Inc.*	149	9,758
Sturm Ruger & Company, Inc.	141	9,642
Brady Corp. — Class A	358	9,608

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Apogee Enterprises, Inc.	218	$9,568
Nordic American Tankers Ltd.	670	9,441
Werner Enterprises, Inc.	334	9,071
Benchmark Electronics, Inc.*	393	9,059
KapStone Paper and Packaging Corp.	644	8,919
Comfort Systems USA, Inc.	280	8,896
HEICO Corp.	146	8,779
Kaman Corp.	204	8,709
Knowles Corp.*	656	8,646
Fabrinet*	267	8,637
AAON, Inc.	307	8,596
II-VI, Inc.*	393	8,532
Methode Electronics, Inc.	287	8,392
Rogers Corp.*	139	8,322
Briggs & Stratton Corp.	334	7,989
Albany International Corp. — Class A	212	7,969
Atlas Air Worldwide Holdings, Inc.*	187	7,905
TASER International, Inc.*	401	7,872
Scorpio Tankers, Inc.	1,342	7,824
Aerojet Rocketdyne Holdings, Inc.*	470	7,699
ESCO Technologies, Inc.	196	7,640
Greif, Inc. — Class A	230	7,533
Standex International Corp.	96	7,470
Badger Meter, Inc.	109	7,250
US Ecology, Inc.	162	7,154
Tennant Co.	138	7,104
Primoris Services Corp.	291	7,071
Heartland Express, Inc.	378	7,012
Newport Corp.*	298	6,854
Rofin-Sinar Technologies, Inc.*	211	6,798
Astec Industries, Inc.	143	6,673
Gibraltar Industries, Inc.*	233	6,664
US Concrete, Inc.*	109	6,494
Cubic Corp.	162	6,474
Lindsay Corp.	90	6,445
Astronics Corp.*	165	6,295
Federal Signal Corp.	468	6,206
AAR Corp.	266	6,190
Ship Finance International Ltd.	444	6,167
Boise Cascade Co.*	296	6,133
Air Transport Services Group, Inc.*	396	6,090
Encore Wire Corp.	156	6,073
Echo Global Logistics, Inc.*	222	6,030
TriMas Corp.*	340	5,957
CIRCOR International, Inc.	128	5,938
Aegion Corp. — Class A*	275	5,800
Sun Hydraulics Corp.	170	5,642
Altra Industrial Motion Corp.	198	5,500
Greenbrier Companies, Inc.	197	5,445
Advanced Drainage Systems, Inc.	252	5,368
Saia, Inc.*	188	5,292
Multi-Color Corp.	95	5,068
Chart Industries, Inc.*	229	4,974
Hyster-Yale Materials Handling, Inc.	71	4,729
Summit Materials, Inc. — Class A*	237	4,610
Raven Industries, Inc.	286	4,582
General Cable Corp.	366	4,469
Quanex Building Products Corp.	254	4,409
Tutor Perini Corp.*	282	4,382
Continental Building Products, Inc.*	236	4,380
Patrick Industries, Inc.*	96	4,357
AVX Corp.	346	4,349
Builders FirstSource, Inc.*	379	4,271
FARO Technologies, Inc.*	131	4,220
Insteel Industries, Inc.	138	4,219
ArcBest Corp.	195	4,210
Aerovironment, Inc.*	148	4,191
Lydall, Inc.*	128	4,163
DHT Holdings, Inc.	698	4,020
Global Brass & Copper Holdings, Inc.	161	4,017
Alamo Group, Inc.	72	4,011
CTS Corp.	252	3,966
MYR Group, Inc.*	156	3,917
TAL International Group, Inc.*	249	3,845
Griffon Corp.	244	3,770
Gorman-Rupp Co.	143	3,708
Kadant, Inc.	82	3,703
GSI Group, Inc.*	259	3,667
Blount International, Inc.*	365	3,643
PGT, Inc.*	357	3,513
Nortek, Inc.*	72	3,477
Argan, Inc.	98	3,446
Haynes International, Inc.	93	3,395
Marten Transport Ltd.	179	3,351
Harsco Corp.	602	3,281
Checkpoint Systems, Inc.*	315	3,188
Trinseo S.A.*	86	3,166
PowerSecure International, Inc.*	169	3,159
Mistras Group, Inc.*	125	3,096
Stoneridge, Inc.*	210	3,058
GasLog Ltd.	311	3,029
National Presto Industries, Inc.	36	3,015
Frontline Ltd.	357	2,988
Tredegar Corp.	188	2,955
TTM Technologies, Inc.*	442	2,939
NCI Building Systems, Inc.*	204	2,897
Park-Ohio Holdings Corp.	67	2,869
NN, Inc.	201	2,750
Chase Corp.	52	2,735
TimkenSteel Corp.	300	2,730
American Railcar Industries, Inc.	67	2,729
GP Strategies Corp.*	98	2,685
Roadrunner Transportation Systems, Inc.*	211	2,629
Teekay Tankers Ltd. — Class A	711	2,609
Textainer Group Holdings Ltd.	166	2,463
Park Electrochemical Corp.	153	2,450

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Kimball Electronics, Inc.*	218	$2,435
Tidewater, Inc.	352	2,404
Columbus McKinnon Corp.	151	2,380
Hornbeck Offshore Services, Inc.*	239	2,373
Myers Industries, Inc.	182	2,341
Multi Packaging Solutions International Ltd.*	142	2,305
YRC Worldwide, Inc.*	246	2,293
Ply Gem Holdings, Inc.*	162	2,276
Celadon Group, Inc.	205	2,148
Covenant Transportation Group, Inc. — Class A*	88	2,129
Mesa Laboratories, Inc.	22	2,120
VSE Corp.	31	2,105
NVE Corp.	36	2,035
Powell Industries, Inc.	68	2,027
Casella Waste Systems, Inc. — Class A*	297	1,990
AEP Industries, Inc.	30	1,980
LSI Industries, Inc.	162	1,904
Applied Optoelectronics, Inc.*	127	1,894
LSB Industries, Inc.*	148	1,887
ZAGG, Inc.*	209	1,883
Milacron Holdings Corp.*	110	1,814
Dorian LPG Ltd.*	188	1,767
Fluidigm Corp.*	216	1,743
Kratos Defense & Security Solutions, Inc.*	342	1,693
DXP Enterprises, Inc.*	95	1,668
Hurco Companies, Inc.	49	1,617
Multi-Fineline Electronix, Inc.*	68	1,578
American Science & Engineering, Inc.	55	1,523
Graham Corp.	76	1,513
FreightCar America, Inc.	92	1,433
LB Foster Co. — Class A	78	1,416
USA Truck, Inc.*	73	1,375
CECO Environmental Corp.	217	1,348
Sparton Corp.*	74	1,331
Vishay Precision Group, Inc.*	95	1,331
Vicor Corp.*	124	1,300
Ducommun, Inc.*	83	1,266
Control4 Corp.*	157	1,250
CAI International, Inc.*	129	1,246
Olympic Steel, Inc.	68	1,177
Ardmore Shipping Corp.	135	1,141
Bel Fuse, Inc. — Class B	78	1,139
Orion Marine Group, Inc.*	209	1,083
NV5 Global, Inc.*	39	1,046
Universal Truckload Services, Inc.	60	988
Navios Maritime Acquisition Corp.	616	979
Heritage-Crystal Clean, Inc.*	95	944
TRC Companies, Inc.*	129	935
Hill International, Inc.*	274	923
Gener8 Maritime, Inc.*	126	890
Imprivata, Inc.*	68	859
Allied Motion Technologies, Inc.	47	846
Lawson Products, Inc.*	43	842
Radiant Logistics, Inc.*	234	835
Omega Flex, Inc.	22	765
Core Molding Technologies, Inc.*	57	711
PAM Transportation Services, Inc.*	23	708
Navios Maritime Holdings, Inc.	616	696
Scorpio Bulkers, Inc.*	209	686
Northwest Pipe Co.*	71	655
Twin Disc, Inc.	64	648
Nordic American Offshore Ltd.	143	641
Handy & Harman Ltd.*	20	547
Power Solutions International, Inc.*	35	483
Fenix Parts, Inc.*	104	478
Xerium Technologies, Inc.*	82	428
Golden Ocean Group Ltd.*	501	348
Safe Bulkers, Inc.	285	229
NL Industries, Inc.*	52	118
Eagle Bulk Shipping, Inc.*	166	60
Ultrapetrol Bahamas Ltd.*	160	43
Total Industrial		1,555,838

Technology - 6.5%
Tyler Technologies, Inc.*	253	32,539
Manhattan Associates, Inc.*	556	31,620
Microsemi Corp.*	822	31,492
Guidewire Software, Inc.*	527	28,712
EPAM Systems, Inc.*	368	27,479
MAXIMUS, Inc.	495	26,057
Cavium, Inc.*	414	25,320
Fair Isaac Corp.	232	24,613
Take-Two Interactive Software, Inc.*	637	23,996
Aspen Technology, Inc.*	642	23,195
j2 Global, Inc.	361	22,230
Blackbaud, Inc.	352	22,137
Synaptics, Inc.*	277	22,088
Integrated Device Technology, Inc.*	1,017	20,788
Convergys Corp.	743	20,633
SYNNEX Corp.	215	19,907
Qlik Technologies, Inc.*	685	19,810
CACI International, Inc. — Class A*	181	19,313
Monolithic Power Systems, Inc.	296	18,837
Science Applications International Corp.	344	18,349
ACI Worldwide, Inc.*	875	18,191
Fairchild Semiconductor International, Inc. — Class A*	873	17,460
Cirrus Logic, Inc.*	476	17,331
Medidata Solutions, Inc.*	415	16,065
Proofpoint, Inc.*	296	15,919
NetScout Systems, Inc.*	691	15,873
Verint Systems, Inc.*	460	15,355
Mentor Graphics Corp.	754	15,329
MKS Instruments, Inc.	401	15,097
Electronics for Imaging, Inc.*	351	14,878
CommVault Systems, Inc.*	338	14,591
Silicon Laboratories, Inc.*	321	14,432

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Entegris, Inc.*	1,053	$14,342
Diebold, Inc.	485	14,021
Advanced Micro Devices, Inc.*	4,773	13,603
Intersil Corp. — Class A	990	13,236
Cornerstone OnDemand, Inc.*	403	13,206
ExlService Holdings, Inc.*	250	12,950
Cray, Inc.*	306	12,824
Rovi Corp.*	625	12,819
Acxiom Corp.*	587	12,585
MicroStrategy, Inc. — Class A*	70	12,580
Tessera Technologies, Inc.	396	12,276
Rambus, Inc.*	865	11,894
Syntel, Inc.*	238	11,883
FleetMatics Group plc*	287	11,684
CSG Systems International, Inc.	245	11,064
Semtech Corp.*	497	10,929
Power Integrations, Inc.	220	10,925
Ambarella, Inc.*	234	10,460
Imperva, Inc.*	201	10,151
Stratasys Ltd.*	382	9,901
Demandware, Inc.*	250	9,775
Inphi Corp.*	288	9,602
Super Micro Computer, Inc.*	277	9,440
Synchronoss Technologies, Inc.*	291	9,411
Bottomline Technologies de, Inc.*	306	9,330
Progress Software Corp.*	379	9,141
Sykes Enterprises, Inc.*	294	8,873
QLogic Corp.*	655	8,803
BroadSoft, Inc.*	218	8,797
Paycom Software, Inc.*	237	8,437
Insight Enterprises, Inc.*	291	8,334
Virtusa Corp.*	222	8,316
RealPage, Inc.*	396	8,253
Ebix, Inc.	201	8,199
Envestnet, Inc.*	293	7,970
M/A-COM Technology Solutions Holdings, Inc.*	175	7,663
Cabot Microelectronics Corp.	185	7,568
Omnicell, Inc.*	271	7,553
Luxoft Holding, Inc.*	137	7,539
MaxLinear, Inc. — Class A*	387	7,160
Monotype Imaging Holdings, Inc.	299	7,152
Callidus Software, Inc.*	415	6,922
MTS Systems Corp.	112	6,815
Pegasystems, Inc.	268	6,802
HubSpot, Inc.*	141	6,150
Veeco Instruments, Inc.*	304	5,922
ManTech International Corp. — Class A	183	5,854
Quality Systems, Inc.	374	5,700
Diodes, Inc.*	281	5,648
SPS Commerce, Inc.*	124	5,325
Brooks Automation, Inc.	507	5,273
Mercury Systems, Inc.*	256	5,197
Photronics, Inc.*	497	5,174
Lattice Semiconductor Corp.*	875	4,970
InvenSense, Inc. — Class A*	581	4,880
Interactive Intelligence Group, Inc.*	130	4,735
Qualys, Inc.*	186	4,707
Ultratech, Inc.*	208	4,543
2U, Inc.*	197	4,452
Computer Programs & Systems, Inc.	85	4,430
Amkor Technology, Inc.*	743	4,376
inContact, Inc.*	460	4,089
Silver Spring Networks, Inc.*	273	4,027
Applied Micro Circuits Corp.*	612	3,954
Cvent, Inc.*	176	3,766
Epiq Systems, Inc.	243	3,650
Globant S.A.*	116	3,580
CEVA, Inc.*	155	3,488
TeleTech Holdings, Inc.	123	3,414
pdvWireless, Inc.*	98	3,365
Xura, Inc.*	170	3,344
Rudolph Technologies, Inc.*	239	3,265
FormFactor, Inc.*	433	3,148
Nimble Storage, Inc.*	379	2,972
Pure Storage, Inc. — Class A*	215	2,943
Unisys Corp.*	375	2,888
SciQuest, Inc.*	206	2,859
Nanometrics, Inc.*	180	2,851
Actua Corp.*	306	2,769
PDF Solutions, Inc.*	202	2,703
Xcerra Corp.*	413	2,693
Glu Mobile, Inc.*	904	2,549
Engility Holdings, Inc.*	134	2,514
LivePerson, Inc.*	428	2,504
Vocera Communications, Inc.*	194	2,474
Axcelis Technologies, Inc.*	850	2,380
Press Ganey Holdings, Inc.*	77	2,316
Tangoe, Inc.*	293	2,312
Cohu, Inc.	194	2,305
InnerWorkings, Inc.*	279	2,218
Sapiens International Corporation N.V.	181	2,168
PROS Holdings, Inc.*	180	2,122
Cascade Microtech, Inc.*	102	2,103
IXYS Corp.	187	2,098
Mattson Technology, Inc.*	563	2,055
Benefitfocus, Inc.*	60	2,001
Silicon Graphics International Corp.*	262	1,865
Sigma Designs, Inc.*	265	1,802
Digi International, Inc.*	187	1,763
Immersion Corp.*	210	1,735
Digimarc Corp.*	57	1,727
Alpha & Omega Semiconductor Ltd.*	145	1,718
Exar Corp.*	296	1,702
Model N, Inc.*	157	1,691
American Software, Inc. — Class A	187	1,683
KEYW Holding Corp.*	251	1,667

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

QAD, Inc. — Class A	77	$1,636
Avid Technology, Inc.*	242	1,636
Five9, Inc.*	177	1,574
DSP Group, Inc.*	168	1,532
Brightcove, Inc.*	243	1,516
TubeMogul, Inc.*	117	1,514
Eastman Kodak Co.*	133	1,443
Datalink Corp.*	154	1,408
Seachange International, Inc.*	249	1,374
OPOWER, Inc.*	196	1,335
MobileIron, Inc.*	294	1,329
Jive Software, Inc.*	351	1,327
Ultra Clean Holdings, Inc.*	236	1,265
Ciber, Inc.*	592	1,249
Varonis Systems, Inc.*	67	1,223
Agilysys, Inc.*	115	1,174
New Relic, Inc.*	44	1,148
Carbonite, Inc.*	136	1,084
Evolent Health, Inc. — Class A*	99	1,045
ExOne Co.*	78	1,025
Quantum Corp.*	1,630	994
Barracuda Networks, Inc.*	61	939
Everyday Health, Inc.*	162	907
Castlight Health, Inc. — Class B*	252	839
Kopin Corp.*	503	835
EMCORE Corp.*	149	745
Park City Group, Inc.*	80	723
Amber Road, Inc.*	132	714
MINDBODY, Inc. — Class A*	53	706
Hortonworks, Inc.*	57	644
Workiva, Inc.*	55	641
Guidance Software, Inc.*	143	615
Appfolio, Inc. — Class A*	42	514
Digital Turbine, Inc.*	421	501
Instructure, Inc.*	23	413
Imation Corp.*	231	358
Violin Memory, Inc.*	682	356
Apigee Corp.*	38	316
Xactly Corp.*	34	233
Code Rebel Corp.*	8	37
Total Technology		1,354,267

Communications - 3.5%
ViaSat, Inc.*	321	23,587
Houghton Mifflin Harcourt Co.*	928	18,504
WebMD Health Corp. — Class A*	283	17,724
Ciena Corp.*	926	17,613
Infinera Corp.*	1,006	16,157
Sinclair Broadcast Group, Inc. — Class A	498	15,314
InterDigital, Inc.	271	15,081
Finisar Corp.*	780	14,227
GrubHub, Inc.*	563	14,148
Cogent Communications Holdings, Inc.	345	13,465
Meredith Corp.	275	13,062
New York Times Co. — Class A	1,031	12,846
Time, Inc.	822	12,692
Shutterfly, Inc.*	266	12,335
Media General, Inc.*	719	11,727
Stamps.com, Inc.*	108	11,478
Polycom, Inc.*	1,023	11,406
Anixter International, Inc.*	213	11,099
comScore, Inc.*	367	11,024
LogMeIn, Inc.*	211	10,647
Plantronics, Inc.	267	10,464
Nexstar Broadcasting Group, Inc. — Class A	234	10,358
NeuStar, Inc. — Class A*	415	10,209
Consolidated Communications Holdings, Inc.	380	9,789
Shenandoah Telecommunications Co.	363	9,709
NETGEAR, Inc.*	240	9,689
DigitalGlobe, Inc.*	543	9,394
West Corp.	391	8,923
NIC, Inc.	491	8,852
Zendesk, Inc.*	403	8,434
MDC Partners, Inc. — Class A	327	7,717
Infoblox, Inc.*	448	7,661
ADTRAN, Inc.	378	7,643
Ubiquiti Networks, Inc.*	229	7,619
Scholastic Corp.	200	7,474
EW Scripps Co. — Class A	444	6,922
8x8, Inc.*	663	6,670
Wayfair, Inc. — Class A*	152	6,569
Web.com Group, Inc.*	330	6,541
AVG Technologies N.V.*	309	6,412
Vonage Holdings Corp.*	1,392	6,361
Gigamon, Inc.*	205	6,359
RingCentral, Inc. — Class A*	401	6,316
Cincinnati Bell, Inc.*	1,573	6,088
Atlantic Tele-Network, Inc.	77	5,839
Windstream Holdings, Inc.	757	5,814
Perficient, Inc.*	267	5,799
Ixia*	454	5,657
Gray Television, Inc.*	478	5,602
New Media Investment Group, Inc.	335	5,574
Ruckus Wireless, Inc.*	566	5,552
Shutterstock, Inc.*	147	5,399
Globalstar, Inc.*	3,573	5,252
Marketo, Inc.*	261	5,108
CalAmp Corp.*	271	4,859
Iridium Communications, Inc.*	616	4,848
Quotient Technology, Inc.*	457	4,844
General Communication, Inc. — Class A*	262	4,800
Gogo, Inc.*	425	4,679
Endurance International Group Holdings, Inc.*	439	4,623
Bankrate, Inc.*	500	4,585
ORBCOMM, Inc.*	449	4,548
EarthLink Holdings Corp.	774	4,389
HealthStream, Inc.*	189	4,175

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Inteliquent, Inc.	253	$4,061
World Wrestling Entertainment, Inc. — Class A	225	3,974
Oclaro, Inc.*	734	3,963
ShoreTel, Inc.*	484	3,602
FTD Companies, Inc.*	137	3,596
Entravision Communications Corp. — Class A	477	3,549
Rubicon Project, Inc.*	193	3,528
Q2 Holdings, Inc.*	146	3,510
Loral Space & Communications, Inc.*	98	3,443
VASCO Data Security International, Inc.*	222	3,419
ePlus, Inc.*	42	3,382
XO Group, Inc.*	199	3,194
Lands’ End, Inc.*	124	3,163
GTT Communications, Inc.*	183	3,027
Global Eagle Entertainment, Inc.*	347	2,957
NeoPhotonics Corp.*	209	2,934
Spok Holdings, Inc.	165	2,889
Wix.com Ltd.*	141	2,858
Comtech Telecommunications Corp.	122	2,851
Sonus Networks, Inc.*	370	2,786
Textura Corp.*	148	2,757
DHI Group, Inc.*	333	2,687
Angie’s List, Inc.*	330	2,663
Chegg, Inc.*	571	2,547
Lionbridge Technologies, Inc.*	482	2,439
Intralinks Holdings, Inc.*	301	2,372
Calix, Inc.*	333	2,361
Extreme Networks, Inc.*	751	2,336
FairPoint Communications, Inc.*	156	2,321
RetailMeNot, Inc.*	288	2,307
Blue Nile, Inc.	89	2,288
Harmonic, Inc.*	670	2,191
Lumos Networks Corp.*	170	2,183
Journal Media Group, Inc.	182	2,176
Straight Path Communications, Inc. — Class B*	70	2,172
Boingo Wireless, Inc.*	274	2,116
Safeguard Scientifics, Inc.*	155	2,054
TrueCar, Inc.*	367	2,052
Hawaiian Telcom Holdco, Inc.*	86	2,025
Entercom Communications Corp. — Class A*	190	2,010
IDT Corp. — Class B	125	1,949
ChannelAdvisor Corp.*	163	1,834
Zix Corp.*	431	1,694
Alliance Fiber Optic Products, Inc.*	109	1,612
Blucora, Inc.*	306	1,579
Daily Journal Corp.*	8	1,566
VirnetX Holding Corp.*	339	1,556
Black Box Corp.	115	1,549
Reis, Inc.	65	1,531
Tribune Publishing Co.	197	1,521
A10 Networks, Inc.*	254	1,504
1-800-Flowers.com, Inc. — Class A*	187	1,474
Bazaarvoice, Inc.*	457	1,440
Central European Media Enterprises Ltd. — Class A*	555	1,415
Clearfield, Inc.*	84	1,350
Crown Media Holdings, Inc. — Class A*	259	1,316
Etsy, Inc.*	150	1,305
Overstock.com, Inc.*	90	1,294
United Online, Inc.*	110	1,269
Telenav, Inc.*	212	1,251
RigNet, Inc.*	90	1,231
NTELOS Holdings Corp.*	130	1,196
Box, Inc. — Class A*	97	1,189
KVH Industries, Inc.*	121	1,156
Internap Corp.*	413	1,127
TechTarget, Inc.*	148	1,098
Marchex, Inc. — Class B	244	1,086
Saga Communications, Inc. — Class A	27	1,082
Hemisphere Media Group, Inc.*	76	998
Liquidity Services, Inc.*	180	932
Harte-Hanks, Inc.	361	914
QuinStreet, Inc.*	266	910
Aerohive Networks, Inc.*	175	873
Limelight Networks, Inc.*	457	827
Rapid7, Inc.*	60	784
HC2 Holdings, Inc.*	197	753
Preformed Line Products Co.	20	730
RealNetworks, Inc.*	175	711
Marin Software, Inc.*	226	683
Rocket Fuel, Inc.*	199	627
Townsquare Media, Inc. — Class A*	52	583
Intelsat S.A.*	213	537
Cumulus Media, Inc. — Class A*	1,079	501
Novatel Wireless, Inc.*	283	501
Sizmek, Inc.*	161	467
EVINE Live, Inc.*	373	436
Travelzoo, Inc.*	52	422
ModusLink Global Solutions, Inc.*	284	417
Corindus Vascular Robotics, Inc.*	168	166
Connecture, Inc.*	50	128
MaxPoint Interactive, Inc.*	52	92
Total Communications		744,164

Utilities - 2.5%
Piedmont Natural Gas Company, Inc.	592	35,419
IDACORP, Inc.	378	28,196
WGL Holdings, Inc.	374	27,066
Portland General Electric Co.	667	26,340
Cleco Corp.	454	25,065
ONE Gas, Inc.	396	24,196
New Jersey Resources Corp.	644	23,461
Black Hills Corp.	385	23,150
Southwest Gas Corp.	350	23,048
Laclede Group, Inc.	324	21,951
NorthWestern Corp.	352	21,736
ALLETE, Inc.	365	20,466

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

PNM Resources, Inc.	599	$20,198
Avista Corp.	467	19,044
South Jersey Industries, Inc.	512	14,566
El Paso Electric Co.	304	13,948
MGE Energy, Inc.	261	13,637
Dynegy, Inc.*	912	13,105
Ormat Technologies, Inc.	279	11,506
American States Water Co.	284	11,178
Northwest Natural Gas Co.	205	11,039
Empire District Electric Co.	327	10,807
California Water Service Group	360	9,619
Otter Tail Corp.	281	8,323
Chesapeake Utilities Corp.	114	7,179
NRG Yield, Inc. — Class C	470	6,693
Abengoa Yield plc	367	6,525
Talen Energy Corp.*	628	5,652
Unitil Corp.	105	4,461
SJW Corp.	119	4,326
Connecticut Water Service, Inc.	84	3,788
Middlesex Water Co.	121	3,733
NRG Yield, Inc. — Class A	259	3,515
York Water Co.	97	2,960
Atlantic Power Corp.	914	2,248
PICO Holdings, Inc.*	172	1,760
Artesian Resources Corp. — Class A	59	1,650
EnerNOC, Inc.*	203	1,519
Consolidated Water Company Ltd.	110	1,339
Ameresco, Inc. — Class A*	151	720
Genie Energy Ltd. — Class B*	94	715
Spark Energy, Inc. — Class A	23	414
Total Utilities		516,261

Basic Materials - 1.8%
Sensient Technologies Corp.	354	22,464
Olin Corp.	1,237	21,486
PolyOne Corp.	670	20,268
HB Fuller Co.	378	16,046
Minerals Technologies, Inc.	261	14,838
Commercial Metals Co.	867	14,714
Balchem Corp.	234	14,513
Chemtura Corp.*	503	13,279
Carpenter Technology Corp.	378	12,939
Worthington Industries, Inc.	360	12,830
Axiall Corp.	528	11,532
Kaiser Aluminum Corp.	128	10,821
US Silica Holdings, Inc.	476	10,815
Stillwater Mining Co.*	906	9,649
Quaker Chemical Corp.	100	8,486
Stepan Co.	146	8,072
Neenah Paper, Inc.	125	7,958
Innospec, Inc.	181	7,848
Hecla Mining Co.	2,778	7,723
Schweitzer-Mauduit International, Inc.	228	7,177
PH Glatfelter Co.	324	6,717
Clearwater Paper Corp.*	135	6,549
Ferro Corp.*	547	6,493
A. Schulman, Inc.	219	5,961
Coeur Mining, Inc.*	1,020	5,732
Calgon Carbon Corp.	394	5,524
AK Steel Holding Corp.*	1,333	5,505
Univar, Inc.*	304	5,223
Aceto Corp.	218	5,136
Deltic Timber Corp.	82	4,932
Innophos Holdings, Inc.	148	4,575
Ferroglobe plc	486	4,282
Kraton Performance Polymers, Inc.*	234	4,048
Materion Corp.	151	3,998
Schnitzer Steel Industries, Inc. — Class A	200	3,688
Koppers Holdings, Inc.*	154	3,460
Cliffs Natural Resources, Inc.*	1,149	3,447
American Vanguard Corp.*	218	3,440
Tronox Ltd. — Class A	478	3,054
Rayonier Advanced Materials, Inc.	308	2,926
Hawkins, Inc.	79	2,851
Century Aluminum Co.*	374	2,637
Landec Corp.*	202	2,121
OMNOVA Solutions, Inc.*	351	1,952
Orchids Paper Products Co.	69	1,898
KMG Chemicals, Inc.	72	1,661
Oil-Dri Corporation of America	37	1,250
Kronos Worldwide, Inc.	158	904
United States Lime & Minerals, Inc.	15	900
Energy Fuels, Inc.*	327	723
Uranium Energy Corp.*	733	548
Intrepid Potash, Inc.*	421	468
Ryerson Holding Corp.*	82	456
Rentech, Inc.*	174	386
Valhi, Inc.	144	170
Horsehead Holding Corp.*	425	63
Total Basic Materials		367,136

Energy - 1.4%
PDC Energy, Inc.*	347	20,630
Parsley Energy, Inc. — Class A*	748	16,904
Western Refining, Inc.	533	15,505
RSP Permian, Inc.*	491	14,259
Carrizo Oil & Gas, Inc.*	436	13,481
Oil States International, Inc.*	387	12,197
Matador Resources Co.*	600	11,376
MRC Global, Inc.*	775	10,184
Oasis Petroleum, Inc.*	1,357	9,879
Pattern Energy Group, Inc.	418	7,971
SEACOR Holdings, Inc.*	137	7,460
McDermott International, Inc.*	1,806	7,387
SemGroup Corp. — Class A	329	7,370
Synergy Resources Corp.*	896	6,962
Delek US Holdings, Inc.	429	6,538
Callon Petroleum Co.*	722	6,390

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Forum Energy Technologies, Inc.*	444	$5,860
Bristow Group, Inc.	262	4,957
Green Plains, Inc.	284	4,533
Helix Energy Solutions Group, Inc.*	795	4,452
Atwood Oceanics, Inc.	485	4,447
Thermon Group Holdings, Inc.*	240	4,214
Archrock, Inc.	521	4,168
Exterran Corp.*	260	4,020
TETRA Technologies, Inc.*	598	3,797
Matrix Service Co.*	201	3,558
Unit Corp.*	378	3,330
SunCoke Energy, Inc.	489	3,179
Renewable Energy Group, Inc.*	329	3,106
Flotek Industries, Inc.*	402	2,947
Newpark Resources, Inc.*	631	2,726
Plug Power, Inc.*	1,301	2,667
Tesco Corp.	293	2,523
Alon USA Energy, Inc.	234	2,414
REX American Resources Corp.*	43	2,385
Bill Barrett Corp.*	376	2,339
Par Pacific Holdings, Inc.*	120	2,251
Sanchez Energy Corp.*	398	2,185
FutureFuel Corp.	183	2,158
Panhandle Oil and Gas, Inc. — Class A	124	2,146
CARBO Ceramics, Inc.	147	2,087
Natural Gas Services Group, Inc.*	96	2,076
Parker Drilling Co.*	917	1,944
Northern Oil and Gas, Inc.*	462	1,843
PHI, Inc.*	94	1,776
Clean Energy Fuels Corp.*	536	1,570
Contango Oil & Gas Co.*	131	1,544
Era Group, Inc.*	156	1,463
Trecora Resources*	151	1,453
Solazyme, Inc.*	601	1,220
Geospace Technologies Corp.*	98	1,209
Fairmount Santrol Holdings, Inc.*	479	1,202
Gulfmark Offshore, Inc. — Class A*	192	1,185
EXCO Resources, Inc.*	1,195	1,182
FuelCell Energy, Inc.*	167	1,131
Pacific Ethanol, Inc.*	238	1,114
Pioneer Energy Services Corp.*	484	1,065
Westmoreland Coal Co.*	135	973
Ring Energy, Inc.*	183	924
Evolution Petroleum Corp.	185	899
Cloud Peak Energy, Inc.*	457	891
Basic Energy Services, Inc.*	322	889
Sunrun, Inc.*	134	868
TerraForm Global, Inc. — Class A	324	771
Jones Energy, Inc. — Class A*	217	723
Abraxas Petroleum Corp.*	706	713
Gastar Exploration, Inc.*	609	670
Adams Resources & Energy, Inc.	16	640
Independence Contract Drilling, Inc.*	126	601
C&J Energy Services Ltd.*	422	595
Bonanza Creek Energy, Inc.*	372	591
W&T Offshore, Inc.*	262	574
ION Geophysical Corp.*	71	574
Ultra Petroleum Corp.*	1,150	573
Isramco, Inc.*	7	572
Halcon Resources Corp.*	556	534
Eclipse Resources Corp.*	361	520
Enphase Energy, Inc.*	209	487
Energy XXI Ltd.	708	441
Vivint Solar, Inc.*	155	411
Clayton Williams Energy, Inc.*	45	401
Hallador Energy Co.	82	375
Key Energy Services, Inc.*	1,007	372
Stone Energy Corp.*	428	338
Peabody Energy Corp.*	139	322
Approach Resources, Inc.*	273	317
SandRidge Energy, Inc.*	5,218	293
Rex Energy Corp.*	364	280
Seventy Seven Energy, Inc.*	425	247
Erin Energy Corp.*	104	196
Triangle Petroleum Corp.*	350	190
North Atlantic Drilling Ltd.*	54	148
TransAtlantic Petroleum Ltd.*	193	145
Penn Virginia Corp.*	911	140
Earthstone Energy, Inc.*	10	121
Magnum Hunter Resources Corp.*	2,114	9
Total Energy		299,247

Diversified - 0.1%
HRG Group, Inc.*	590	8,219
National Bank Holdings Corp. — Class A	228	4,649
Resource America, Inc. — Class A	111	640
Total Diversified		13,508

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	225	5,450

Total Common Stocks
(Cost $7,487,497)		12,264,615

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†	39	—
Imperial Holdings, Inc.
$10.75, 10/06/19	18	—
Magnum Hunter Resources Corp.
$8.50, 04/15/16	334	—
Total Warrants
(Cost $220)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

RIGHTS†† - 0.0%
Vince Holding Corp.
Expires 04/14/16	116	$30
Leap Wireless International, Inc.
Expires 03/06/17†††	1,031	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20†††	110	—
Dyax Corp.
Expires 01/25/17†††	1,255	—
Total Rights
(Cost $1,030)		30

	Face Amount

REPURCHASE AGREEMENTS††,1 - 39.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$4,284,926	4,284,926
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[2]	3,884,030	3,884,030
Total Repurchase Agreements
(Cost $8,168,956)		8,168,956

Total Investments - 97.7%
(Cost $15,657,703)		$20,433,601
Other Assets & Liabilities, net - 2.3%		472,035
Total Net Assets - 100.0%		$20,905,636

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $332,670)	3	$14,144

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 Russell 2000 Index Swap 0.40%[3], Terminating 04/26/16 (Notional Value $2,902,993)	2,606	$90,344
Credit Suisse Capital, LLC April 2016 Russell 2000 Index Swap 0.43%[3], Terminating 04/26/16 (Notional Value $1,787,299)	1,604	62,986
Barclays Bank plc April 2016 Russell 2000 Index Swap 0.40%[3], Terminating 04/29/16 (Notional Value $24,164,757)	21,691	45,989
(Total Notional Value $28,855,049)		$199,319

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$12,263,869	$—	$746	$—	$—	$12,264,615
Equity Futures Contracts	—	14,144	—	—	—	14,144
Equity Index Swap Agreements	—	—	—	199,319	—	199,319
Repurchase Agreements	—	—	8,168,956	—	—	8,168,956
Rights	—	—	30	—	—	30
Warrants	—	—	—	—	—	—
Total	$12,263,869	$14,144	$8,169,732	$199,319	$—	$20,647,064

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $7,488,747)	$12,264,645
Repurchase agreements, at value (cost $8,168,956)	8,168,956
Total investments (cost $15,657,703)	20,433,601
Segregated cash with broker	2,749,000
Unrealized appreciation on swap agreements	199,319
Cash	15
Receivables:
Fund shares sold	9,214,896
Swap settlement	75,893
Securities sold	34,808
Dividends	17,133
Variation margin	13,237
Interest	50
Foreign taxes reclaim	37
Total assets	32,737,989

Liabilities:
Payable for:
Fund shares redeemed	11,738,017
Securities purchased	40,432
Management fees	20,920
Distribution and service fees	6,317
Transfer agent and administrative fees	5,811
Portfolio accounting fees	3,487
Miscellaneous	17,369
Total liabilities	11,832,353
Commitments and contingent liabilities (Note 11)	—
Net assets	$20,905,636

Net assets consist of:
Paid in capital	$28,116,873
Accumulated net investment loss	(80,913)
Accumulated net realized loss on investments	(12,119,685)
Net unrealized appreciation on investments	4,989,361
Net assets	$20,905,636

A-Class:
Net assets	$3,125,428
Capital shares outstanding	12,704
Net asset value per share	$246.02
Maximum offering price per share(Net asset value divided by 95.25%)	$258.28

C-Class:
Net assets	$987,362
Capital shares outstanding	4,358
Net asset value per share	$226.56

H-Class:
Net assets	$16,792,846
Capital shares outstanding	68,365
Net asset value per share	$245.64

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $433)	$287,091
Income from securities lending, net	13,912
Interest	10,283
Other income	1,505
Total investment income	312,791

Expenses:
Management fees	403,380
Transfer agent and administrative fees	112,052
Distribution and service fees:
A-Class	7,986
C-Class	11,200
H-Class	101,267
Portfolio accounting fees	67,232
Registration fees	46,728
Custodian fees	5,176
Trustees’ fees*	3,716
Line of credit fees	804
Miscellaneous	55,159
Total expenses	814,700
Net investment loss	(501,909)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,303,055
Swap agreements	(8,949,422)
Futures contracts	1,509,380
Net realized loss	(6,136,987)
Net change in unrealized appreciation(depreciation) on:
Investments	(5,067,827)
Swap agreements	(603,291)
Futures contracts	(1,176,320)
Net change in unrealized appreciation(depreciation)	(6,847,438)
Net realized and unrealized loss	(12,984,425)
Net decrease in net assets resulting from operations	$(13,486,334)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(501,909)	$(606,416)
Net realized gain (loss) on investments	(6,136,987)	14,392,271
Net change in unrealized appreciation (depreciation) on investments	(6,847,438)	1,080,823
Net increase (decrease) in net assets resulting from operations	(13,486,334)	14,866,678

Distributions to shareholders from:
Net realized gains
A-Class	(211,105)	(19,140)
C-Class	(79,122)	(6,150)
H-Class	(2,885,852)	(129,464)
Total distributions to shareholders	(3,176,079)	(154,754)

Capital share transactions:
Proceeds from sale of shares
A-Class	38,402,015	52,972,910
C-Class	17,807,074	45,533,953
H-Class	1,561,512,030	2,329,838,795
Distributions reinvested
A-Class	209,826	17,968
C-Class	75,366	5,816
H-Class	2,698,520	127,254
Cost of shares redeemed
A-Class	(38,960,360)	(53,884,041)
C-Class	(18,264,521)	(49,493,373)
H-Class	(1,661,616,419)	(2,278,396,597)
Net increase (decrease) from capital share transactions	(98,136,469)	46,722,685
Net increase (decrease) in net assets	(114,798,882)	61,434,609

Net assets:
Beginning of year	135,704,518	74,269,909
End of year	$20,905,636	$135,704,518
Accumulated net investment loss at end of year	$(80,913)	$(14,533)

Capital share activity:
Shares sold
A-Class	125,710	170,091
C-Class	64,317	158,088
H-Class	5,365,549	7,671,539
Shares issued from reinvestment of distributions
A-Class	778	57
C-Class	303	20
H-Class	10,026	403
Shares redeemed
A-Class	(126,635)	(173,402)
C-Class	(65,589)	(171,790)
H-Class	(5,678,361)	(7,503,123)
Net increase (decrease) in shares	(303,902)	151,883

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$349.39	$314.68	$217.14	$173.53	$135.39	$169.09
Income (loss) from investment operations:
Net investment income (loss)[c]	(2.98)	(3.03)	(2.80)	(.60)	(1.50)	(2.46)
Net gain (loss) on investments (realized and unrealized)	(75.57)	39.13	107.93	44.21	39.64	(31.24)
Total from investment operations	(78.55)	36.10	105.13	43.61	38.14	(33.70)
Less distributions from:
Net realized gains	(24.82)	(1.39)	(7.59)	—	—	—
Total distributions	(24.82)	(1.39)	(7.59)	—	—	—
Net asset value, end of period	$246.02	$349.39	$314.68	$217.14	$173.53	$135.39

Total Return[d]	(23.11%)	11.52%	48.84%	25.14%	28.18%	(19.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,125	$4,490	$5,068	$5,149	$1,706	$3,356
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(0.98%)	(1.02%)	(1.21%)	(0.95%)	(1.52%)
Total expenses	1.78%	1.80%	1.76%	1.79%	1.82%	1.94%
Portfolio turnover rate	296%	620%	515%	88%	622%	150%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$326.49	$296.29	$206.27	$165.09	$129.68	$163.02
Income (loss) from investment operations:
Net investment income (loss)[c]	(4.87)	(5.66)	(4.58)	(.96)	(2.28)	(3.51)
Net gain (loss) on investments (realized and unrealized)	(70.24)	37.25	102.19	42.14	37.69	(29.83)
Total from investment operations	(75.11)	31.59	97.61	41.18	35.41	(33.34)
Less distributions from:
Net realized gains	(24.82)	(1.39)	(7.59)	—	—	—
Total distributions	(24.82)	(1.39)	(7.59)	—	—	—
Net asset value, end of period	$226.56	$326.49	$296.29	$206.27	$165.09	$129.68

Total Return[d]	(23.68%)	10.71%	47.76%	24.95%	27.32%	(20.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$987	$1,739	$5,632	$2,301	$3,398	$1,301
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.97%)	(1.78%)	(2.00%)	(1.48%)	(2.28%)
Total expenses	2.52%	2.75%	2.50%	2.49%	2.51%	2.69%
Portfolio turnover rate	296%	620%	515%	88%	622%	150%

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,b]	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$348.85	$314.19	$216.88	$173.36	$135.31	$169.09
Income (loss) from investment operations:
Net investment income (loss)[c]	(3.30)	(2.85)	(2.80)	(.62)	(1.42)	(2.48)
Net gain (loss) on investments (realized and unrealized)	(75.09)	38.90	107.70	44.14	39.47	(31.30)
Total from investment operations	(78.39)	36.05	104.90	43.52	38.05	(33.78)
Less distributions from:
Net realized gains	(24.82)	(1.39)	(7.59)	—	—	—
Total distributions	(24.82)	(1.39)	(7.59)	—	—	—
Net asset value, end of period	$245.64	$348.85	$314.19	$216.88	$173.36	$135.31

Total Return[d]	(23.10%)	11.52%	48.79%	25.12%	28.13%	(19.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,793	$129,475	$63,570	$48,837	$43,854	$30,306
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(0.95%)	(1.07%)	(1.29%)	(0.91%)	(1.56%)
Total expenses	1.81%	1.81%	1.78%	1.83%	1.82%	1.94%
Portfolio turnover rate	296%	620%	515%	88%	622%	150%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Russell 2000® Index. Inverse Russell 2000® 2x Strategy Fund H-Class returned 8.09%, while the Russell 2000® Index returned -1.34% over the same period.

Among sectors, the biggest performance contributors to the underlying index during the period were Utilities and Telecommunications Services. The Health Care sector detracted the most from return, followed by the Energy sector.

Synageva BioPharma Corp., Dyax Corp., and Piedmont Natural Gas Company, Inc. were the largest contributors to the performance of the underlying index for the year. Puma Biotechnology, Inc., Celldex Therapeutics, Inc., and SemGroup Corp. – Class A were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	8.10%	-25.95%	-27.89%
A-Class Shares with sales charge†	2.97%	-26.66%	-28.25%
C-Class Shares	7.33%	-26.41%	-28.39%
C-Class Shares with CDSC‡	6.33%	-26.41%	-28.39%
H-Class Shares	8.09%	-25.90%	-27.91%
Russell 2000 Index	-1.34%	11.40%	8.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT 89

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 55.3%
Federal Home Loan Bank[1]
0.08% due 04/01/16	$15,000,000	$15,000,000
0.23% due 04/01/16	5,500,000	5,500,000
0.35% due 05/06/16	5,000,000	4,998,735
Total Federal Home Loan Bank		25,498,735
Freddie Mac[2]
0.24% due 04/07/16	1,600,000	1,599,936
Total Federal Agency Discount Notes
(Cost $27,098,240)		27,098,671

REPURCHASE AGREEMENTS††,3 - 34.5%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	9,764,798	9,764,798
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	7,135,578	7,135,578
Total Repurchase Agreements
(Cost $16,900,376)		16,900,376

Total Investments - 89.8%
(Cost $43,998,616)		$43,999,047
Other Assets & Liabilities, net - 10.2%		4,988,971
Total Net Assets - 100.0%		$48,988,018

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,996,020)	18	$(4,499)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC April 2016 Russell 2000 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $598,844)	538	$(21,194)
Barclays Bank plc April 2016 Russell 2000 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $69,453,625)	62,345	(248,983)
Goldman Sachs International April 2016 Russell 2000 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $26,152,615)	23,476	(396,656)
(Total Notional Value $96,205,084)		$(666,833)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$27,098,671	$—	$—	$27,098,671
Repurchase Agreements	—	—	16,900,376	—	—	16,900,376
Total	$—	$—	$43,999,047	$—	$—	$43,999,047

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$4,499	$—	$—	$—	$4,499
Equity Index Swap Agreements	—	—	—	666,833	—	666,833
Total	$—	$4,499	$—	$666,833	$—	$671,332

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $27,098,240)	$27,098,671
Repurchase agreements, at value (cost $16,900,376)	16,900,376
Total investments (cost $43,998,616)	43,999,047
Segregated cash with broker	7,259,200
Receivables:
Fund shares sold	1,880,468
Interest	103
Total assets	53,138,818

Liabilities:
Unrealized depreciation on swap agreements	666,833
Payable for:
Fund shares redeemed	3,407,414
Management fees	28,187
Distribution and service fees	8,325
Transfer agent and administrative fees	7,830
Variation margin	6,292
Portfolio accounting fees	4,698
Swap settlement	3,953
Miscellaneous	17,268
Total liabilities	4,150,800
Commitments and contingent liabilities (Note 11)	—
Net assets	$48,988,018

Net assets consist of:
Paid in capital	$179,114,370
Accumulated net investment loss	(106,129)
Accumulated net realized loss on investments	(129,349,322)
Net unrealized depreciation on investments	(670,901)
Net assets	$48,988,018

A-Class:
Net assets	$1,364,491
Capital shares outstanding	50,379
Net asset value per share	$27.08
Maximum offering price per share(Net asset value divided by 95.25%)	$28.43

C-Class:
Net assets	$820,210
Capital shares outstanding	32,752
Net asset value per share	$25.04

H-Class:
Net assets	$46,803,317
Capital shares outstanding	1,734,906
Net asset value per share	$26.98

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$23,594
Other income	22
Total investment income	23,616

Expenses:
Management fees	173,424
Transfer agent and administrative fees	48,175
Distribution and service fees:
A-Class	2,109
C-Class	7,811
H-Class	44,115
Portfolio accounting fees	28,906
Custodian fees	2,253
Trustees’ fees*	1,094
Miscellaneous	45,929
Total expenses	353,816
Net investment loss	(330,200)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,145
Swap agreements	906,385
Futures contracts	(512,301)
Net realized gain	397,229
Net change in unrealized appreciation(depreciation) on:
Investments	431
Swap agreements	(462,242)
Futures contracts	2,054
Net change in unrealized appreciation(depreciation)	(459,757)
Net realized and unrealized loss	(62,528)
Net decrease in net assets resulting from operations	$(392,728)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(330,200)	$(456,181)
Net realized gain (loss) on investments	397,229	(4,642,305)
Net change in unrealized appreciation (depreciation) on investments	(459,757)	79,802
Net decrease in net assets resulting from operations	(392,728)	(5,018,684)

Capital share transactions:
Proceeds from sale of shares
A-Class	17,385,209	25,053,419
C-Class	26,400,620	60,186,523
H-Class	870,446,662	1,333,164,672
Cost of shares redeemed
A-Class	(16,356,923)	(24,888,532)
C-Class	(26,350,201)	(59,783,125)
H-Class	(833,832,478)	(1,334,005,882)
Net increase (decrease) from capital share transactions	37,692,889	(272,925)
Net increase (decrease) in net assets	37,300,161	(5,291,609)

Net assets:
Beginning of year	11,687,857	16,979,466
End of year	$48,988,018	$11,687,857
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(106,129)	$—

Capital share activity:
Shares sold
A-Class	610,500	831,137
C-Class	1,037,635	2,015,744
H-Class	32,040,728	42,281,149
Shares redeemed
A-Class	(580,728)	(830,251)
C-Class	(1,033,351)	(2,003,141)
H-Class	(30,726,814)	(42,346,014)
Net increase (decrease) in shares	1,347,970	(51,376)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Period Ended March 28, 2013[a,b,f]	Year Ended December 31, 2012[f]	Year Ended December 31, 2011[c,f]
Per Share Data
Net asset value, beginning of period	$25.05	$32.70	$57.03	$73.35	$111.91	$146.40
Income (loss) from investment operations:
Net investment income (loss)[d]	(.47)	(.56)	(.76)	(.25)	(1.45)	(2.65)
Net gain (loss) on investments (realized and unrealized)	2.50	(7.09)	(23.57)	(16.07)	(37.11)	(31.84)
Total from investment operations	2.03	(7.65)	(24.33)	(16.32)	(38.56)	(34.49)
Net asset value, end of period	$27.08	$25.05	$32.70	$57.03	$73.35	$111.91

Total Return[e]	8.10%	(23.39%)	(42.68%)	(22.22%)	(34.45%)	(23.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,364	$516	$645	$823	$997	$837
Ratios to average net assets:
Net investment income (loss)	(1.67%)	(1.77%)	(1.75%)	(1.86%)	(1.69%)	(1.95%)
Total expenses	1.80%	1.78%	1.77%	1.94%	1.81%	1.99%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Period Ended March 28, 2013[a,b,f]	Year Ended December 31, 2012[f]	Year Ended December 31, 2011[c,f]
Per Share Data
Net asset value, beginning of period	$23.33	$30.73	$54.03	$69.56	$106.30	$140.00
Income (loss) from investment operations:
Net investment income (loss)[d]	(.62)	(.74)	(1.00)	(.40)	(2.05)	(3.40)
Net gain (loss) on investments (realized and unrealized)	2.33	(6.66)	(22.30)	(15.13)	(34.69)	(30.30)
Total from investment operations	1.71	(7.40)	(23.30)	(15.53)	(36.74)	(33.70)
Net asset value, end of period	$25.04	$23.33	$30.73	$54.03	$69.56	$106.30

Total Return[e]	7.33%	(24.08%)	(43.15%)	(22.29%)	(34.57%)	(24.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$820	$664	$488	$533	$1,059	$2,886
Ratios to average net assets:
Net investment income (loss)	(2.44%)	(2.55%)	(2.47%)	(2.32%)	(2.46%)	(2.65%)
Total expenses	2.56%	2.56%	2.49%	2.39%	2.57%	2.73%
Portfolio turnover rate	—	—	—	—	—	—

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Period Ended March 28, 2013[a,b,f]	Year Ended December 31, 2012[f]	Year Ended December 31, 2011[c,f]
Per Share Data
Net asset value, beginning of period	$24.96	$32.62	$56.61	$72.71	$111.31	$145.60
Income (loss) from investment operations:
Net investment income (loss)[d]	(.46)	(.56)	(.74)	(.25)	(1.50)	(2.55)
Net gain (loss) on investments (realized and unrealized)	2.48	(7.10)	(23.25)	(15.85)	(37.10)	(31.74)
Total from investment operations	2.02	(7.66)	(23.99)	(16.10)	(38.60)	(34.29)
Net asset value, end of period	$26.98	$24.96	$32.62	$56.61	$72.71	$111.31

Total Return[e]	8.09%	(23.48%)	(42.37%)	(22.15%)	(34.68%)	(23.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,803	$10,508	$15,847	$43,907	$13,462	$23,518
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(1.80%)	(1.76%)	(1.73%)	(1.75%)	(1.94%)
Total expenses	1.81%	1.82%	1.79%	1.81%	1.86%	1.97%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Reverse Share Split — Per share amounts for periods presented through December 2, 2011 have been restated to reflect a 1:4 reverse share split effective December 2 , 2011.
[d]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Reverse Share Split — Per share amounts for periods presented through February 21, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. At March 31, 2016, the Trust consisted of eight funds.

This report covers the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation.These financial statements are based on the March 31, 2016, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records

THE RYDEX FUNDS ANNUAL REPORT 97

NOTES TO FINANCIAL STATEMENTS (continued)

a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.25% at March 31, 2016.

I. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$40,696,591	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,294,619
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	31,939,871	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	3,474,306
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,569,164	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	769,490
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	12,479,008	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,214,713

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

THE RYDEX FUNDS ANNUAL REPORT 99

NOTES TO FINANCIAL STATEMENTS (continued)

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$158,628,152	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	105,821,638
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	347,388,010	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	48,962,986
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	37,553,068	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	25,943,579
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	67,453,611	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	42,485,099

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2016
S&P 500® 2x Strategy Fund	$196,657	$615,946	$812,603
Inverse S&P 500® 2x Strategy Fund	535	—	535
NASDAQ-100® 2x Strategy Fund	1,228,658	1,420,647	2,649,305
Dow 2x Strategy Fund	123,035	108,074	231,109
Inverse Dow 2x Strategy Fund	53	—	53
Russell 2000® 2x Strategy Fund	14,144	199,319	213,463

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2016
Inverse S&P 500® 2x Strategy Fund	$—	$455,480	$455,480
Inverse NASDAQ-100® 2x Strategy Fund	4,233	520,694	524,927
Inverse Dow 2x Strategy Fund	—	123,597	123,597
Inverse Russell 2000® 2x Strategy Fund	4,499	666,833	671,332

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
S&P 500® 2x Strategy Fund	$2,364,366	$(6,055,165)	$(3,690,799)
Inverse S&P 500® 2x Strategy Fund	(718,594)	(8,782,752)	(9,501,346)
NASDAQ-100® 2x Strategy Fund	2,556,225	(4,477,123)	(1,920,898)
Inverse NASDAQ-100® 2x Strategy Fund	(2,756,217)	(5,900,737)	(8,656,954)
Dow 2x Strategy Fund	1,374,163	650,471	2,024,634
Inverse Dow 2x Strategy Fund	(961,103)	(3,252,549)	(4,213,652)
Russell 2000® 2x Strategy Fund	1,509,380	(8,949,422)	(7,440,042)
Inverse Russell 2000® 2x Strategy Fund	(512,301)	906,385	394,084

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
S&P 500® 2x Strategy Fund	$(314,261)	$(76,993)	$(391,254)
Inverse S&P 500® 2x Strategy Fund	(98,705)	(184,262)	(282,967)
NASDAQ-100® 2x Strategy Fund	927,301	827,148	1,754,449
Inverse NASDAQ-100® 2x Strategy Fund	(40,900)	(514,894)	(555,794)
Dow 2x Strategy Fund	103,065	(135,017)	(31,952)
Inverse Dow 2x Strategy Fund	511	(53,764)	(53,253)
Russell 2000® 2x Strategy Fund	(1,176,320)	(603,291)	(1,779,611)
Inverse Russell 2000® 2x Strategy Fund	2,054	(462,242)	(460,188)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE RYDEX FUNDS ANNUAL REPORT 101

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at the annualized rate of 0.15% based on the average daily net assets of each Fund.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2016, GFD retained sales charges of $48,708 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.21%			0.00%
Due 04/01/16	$78,880,483	$78,880,943	05/15/43	$170,013,900	$80,458,170

Royal Bank of Canada			U.S. TIP Note
0.23%			0.13%
Due 04/01/16	57,000,000	57,000,364	01/15/22	54,705,800	58,140,054

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended March 31, 2016, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2016, all Funds had ceased participation in securities lending.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral

THE RYDEX FUNDS ANNUAL REPORT 103

NOTES TO FINANCIAL STATEMENTS (continued)

agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$615,946	$—	$615,946	$—	$—	$615,946
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	1,420,647	—	1,420,647	—	—	1,420,647
Dow 2x Strategy Fund	Swap equity contracts	108,074	—	108,074	—	—	108,074
Russell 2000® 2x Strategy Fund	Swap equity contracts	199,319	—	199,319	—	—	199,319

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	$455,480	$—	$455,480	$295,649	$159,831	$—
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	520,694	—	520,694	498,274	22,420	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	123,597	—	123,597	80,523	43,074	—
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	666,833	—	666,833	417,850	248,983	—

[1]	Exchange-traded futures are excluded from these reported amounts.

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2016, the following capital loss carryforward amounts were used:

Fund	Amount
Dow 2x Strategy Fund	$828,218
Inverse Russell 2000® 2x Strategy Fund	705,431

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$2,039,811	$—	$2,039,811
Inverse S&P 500® 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	13,978,047	—	13,978,047
Inverse NASDAQ-100® 2x Strategy Fund	—	—	—
Dow 2x Strategy Fund	980,646	1,250,117	2,230,763
Inverse Dow 2x Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	3,176,079	—	3,176,079
Inverse Russell 2000® 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$4,166,156	$—	$4,166,156
Inverse S&P 500® 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	17,673,749	—	17,673,749
Inverse NASDAQ-100® 2x Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	154,754	—	154,754
Inverse Russell 2000® 2x Strategy Fund	—	—	—

THE RYDEX FUNDS ANNUAL REPORT 105

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
S&P 500® 2x Strategy Fund	$—	$—	$19,824,166	$(5,962,140)
Inverse S&P 500® 2x Strategy Fund	—	—	(457,906)	(327,065,505)
NASDAQ-100® 2x Strategy Fund	—	—	40,144,796	(19,726,917)
Inverse NASDAQ-100® 2x Strategy Fund	—	—	(511,174)	(240,095,254)
Dow 2x Strategy Fund	—	244,764	492,206	—
Inverse Dow 2x Strategy Fund	—	—	(123,597)	(75,276,591)
Russell 2000® 2x Strategy Fund	—	—	2,732,757	(9,943,994)
Inverse Russell 2000® 2x Strategy Fund	—	—	(666,402)	(129,459,950)

Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2016, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	Short-Term	Long-Term	Carryforward
S&P 500® 2x Strategy Fund	$—	$—	$(5,937,844)	$—	$(5,937,844)
Inverse S&P 500® 2x Strategy Fund	(68,859,274)	(116,286,366)	(122,302,537)	(19,334,463)	(326,782,640)
NASDAQ-100® 2x Strategy Fund	—	—	—	—	—
Inverse NASDAQ-100® 2x Strategy Fund	(100,324,296)	(50,483,391)	(81,734,755)	(7,363,993)	(239,906,435)
Dow 2x Strategy Fund	—	—	—	—	—
Inverse Dow 2x Strategy Fund	(25,983,806)	(19,579,661)	(26,173,456)	(3,459,500)	(75,196,423)
Russell 2000® 2x Strategy Fund	—	—	(9,870,676)	—	(9,870,676)
Inverse Russell 2000® 2x Strategy Fund	(53,655,098)	(28,383,576)	(42,062,838)	(5,252,309)	(129,353,821)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, utilization of earnings and profits on shareholder redemptions, mark-to market of futures contracts, and late year loss deferrals. Additional differences may result from the tax treatment of net investment losses. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
S&P 500® 2x Strategy Fund	$(395,821)	$395,823	$(2)
Inverse S&P 500® 2x Strategy Fund	(737,238)	737,238	—
NASDAQ-100® 2x Strategy Fund	2,476,985	2,753,139	(5,230,124)
Inverse NASDAQ-100® 2x Strategy Fund	(344,543)	344,543	—
Dow 2x Strategy Fund	—	255,634	(255,634)
Inverse Dow 2x Strategy Fund	(256,895)	256,895	—
Russell 2000® 2x Strategy Fund	(421,598)	435,529	(13,931)
Inverse Russell 2000® 2x Strategy Fund	(224,071)	224,071	—

At March 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® 2x Strategy Fund	$85,810,055	$19,315,017	$(106,797)	$19,208,220
Inverse S&P 500® 2x Strategy Fund	52,170,533	863	(3,289)	(2,426)
NASDAQ-100® 2x Strategy Fund	204,496,067	42,085,086	(3,360,937)	38,724,149
Inverse NASDAQ-100® 2x Strategy Fund	43,198,664	9,520	—	9,520
Dow 2x Strategy Fund	28,174,945	798,288	(414,156)	384,132
Inverse Dow 2x Strategy Fund	10,095,394	—	—	—
Russell 2000® 2x Strategy Fund	17,900,163	2,761,159	(227,721)	2,533,438
Inverse Russell 2000® 2x Strategy Fund	43,998,616	431	—	431

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2016, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2016:

Fund	Ordinary	Capital
S&P 500® 2x Strategy Fund	$24,296	$—
Inverse S&P 500® 2x Strategy Fund	282,865	—
NASDAQ-100® 2x Strategy Fund	—	19,726,917
Inverse NASDAQ-100® 2x Strategy Fund	188,819	—
Inverse Dow 2x Strategy Fund	80,168	—
Russell 2000® 2x Strategy Fund	73,318	—
Inverse Russell 2000® 2x Strategy Fund	106,129	—

THE RYDEX FUNDS ANNUAL REPORT 107

NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$223,539,018	$225,347,051
Inverse S&P 500® 2x Strategy Fund	5,990,570	—
NASDAQ-100® 2x Strategy Fund	261,661,505	320,399,092
Inverse NASDAQ-100® 2x Strategy Fund	—	—
Dow 2x Strategy Fund	232,528,004	216,180,361
Inverse Dow 2x Strategy Fund	—	—
Russell 2000® 2x Strategy Fund	84,456,163	150,755,899
Inverse Russell 2000® 2x Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® 2x Strategy Fund	$159,891,151	$129,553,564	$2,453,045
Inverse S&P 500® 2x Strategy Fund	8,497,390	—	—
NASDAQ-100® 2x Strategy Fund	139,908,463	125,056,990	(2,053,538)
Dow 2x Strategy Fund	35,196,378	25,873,400	(791,898)
Inverse Dow 2x Strategy Fund	799,754	—	—
Russell 2000® 2x Strategy Fund	50,013,690	87,858,649	(495,029)
Inverse Russell 2000® 2x Strategy Fund	3,398,909	—	—

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.31% for the year ended March 31, 2016. The Funds did not have any borrowings outstanding under this agreement at March 31, 2016.

The average daily balances borrowed for the year ended March 31, 2016, were as follows:

Fund	Average Balance
S&P 500® 2x Strategy Fund	$65,524
NASDAQ-100® 2x Strategy Fund	492,418
Dow 2x Strategy Fund	11,967
Russell 2000® 2x Strategy Fund	63,228

11. Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his

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NOTES TO FINANCIAL STATEMENTS (concluded)

complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a putative member of the proposed defendant class of shareholders in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT 109

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Dynamic Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex Dynamic Funds (comprising, respectively, the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund) (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Rydex Dynamic Funds at March 31, 2016, and the results of their operations for the year then ended, the for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 25, 2016

110 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® 2x Strategy Fund	9.73%
NASDAQ-100® 2x Strategy Fund	20.12%
Dow 2x Strategy Fund	29.26%
Russell 2000® 2x Strategy Fund	1.54%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® 2x Strategy Fund	8.70%
NASDAQ-100® 2x Strategy Fund	20.77%
Dow 2x Strategy Fund	28.74%
Russell 2000® 2x Strategy Fund	1.50%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds:

Fund	% Qualifying	% STCG Qualifying
S&P 500® 2x Strategy Fund	0.00%	100.00%
NASDAQ-100® 2x Strategy Fund	0.00%	100.00%
Dow 2x Strategy Fund	0.00%	100.00%
Russell 2000® 2x Strategy Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
NASDAQ-100® 2x Strategy Fund	$—	$2,476,985
Dow 2x Strategy Fund	1,250,117	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT 111

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	236

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	134	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	134	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	134	None.

THE RYDEX FUNDS ANNUAL REPORT 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	134	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	134	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	134	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT 115

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

116 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT 117

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2016 and March 31, 2015 were 136,152 and $129,664, respectively.

(b)            Audit Related Fees: The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended March 31, 2016 and March 31, 2015 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2016 and March 31, 2015  were $38,585 and $36,750, respectively.

(c)            Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2016 and March 31, 2015 were $67,776 and $64,000, respectively.

(d)            All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2016 and March 31, 2015 were $0 and $0, respectively.

(e)            The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)            The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $106,361 and $100,750, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

 (b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)                    A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia,
President and Chief Executive

Date	June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia,
President and Chief Executive

Date	June 9, 2016

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos,
Vice President and Treasurer

Date	June 9, 2016

* Print the name and title of each signing officer under his or her signature.